                                                                    FIXED INCOME

                                                        LOOMIS SAYLES BOND FUND

                                                 LOOMIS SAYLES GLOBAL BOND FUND

                                                  LOOMIS SAYLES HIGH YIELD FUND

                                  LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND

                                       LOOMIS SAYLES INVESTMENT GRADE BOND FUND

                                  LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND


                           [LOGO] Loomis Sayles Funds

                ANNUAL REPORT
                SEPTEMBER 30, 2001


                                    [Graphic]

TABLE OF CONTENTS

Corporate Overview                                                      1
Letter from the President                                               2
Economic and Market Overview                                            4
Institutional Class Average Annual Returns vs. Lipper Category Average
and Lipper Category Index                                               6
Fund and Manager Reviews                                                8
Portfolio of Investments                                               20
Statements of Assets and Liabilities                                   60
Statements of Operations                                               62
Statements of Changes in Net Assets                                    64
Financial Highlights                                                   70
Notes to Financial Statements                                          84
Report of Independent Accountants                                      96
2001 U.S. Tax and Distribution Information to Shareholders             97

CORPORATE OVERVIEW

LOOMIS SAYLES FUNDS

Loomis Sayles Funds is a Boston-based family of predominantly no-load mutual funds advised by Loomis, Sayles & Company, L.P.

From the outset, Loomis Sayles has recognized the importance of maintaining an environment that provides our portfolio managers with the independence they need to perform effectively. This culture has enabled us to consistently attract talented investment professionals to our ranks -- to achieve the best possible results for our shareholders.

In concert with one of the largest and most experienced staff of career analysts and economists in the industry today, Loomis Sayles' portfolio managers take the lead in uncovering investment opportunities in the ever-changing global markets.

PHONE 800-626-9390 FOR INFORMATION ABOUT:

 . Establishing an account

 . Account procedures and status

 . Exchanges

 . Shareholder services

PHONE 800-633-3330 FOR ALL OTHER FUND INFORMATION:

To request any of the following, press the number

1 Automated account balances, last transaction, and distribution information

2 Speak to a customer service representative regarding an existing account

3 Net asset values and yields

4 Speak to a marketing representative

5 Advisory and broker/dealer services

6 Institutional and high net worth operations, trading and client services

As always, we are interested in your comments and in answering any questions. For more complete information about any of the Loomis Sayles Funds, including charges and expenses, please call Loomis Sayles Distributors, L.P. for a free prospectus at 800-633-3330 Monday through Friday, 8:45 a.m. to 4:45 p.m. EST or visit www.loomissayles.com. Read it carefully before you invest or send money.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

LETTER FROM THE PRESIDENT

[PHOTO]             Dear Shareholders:
Daniel J. Fuss
                    Uncertainty and nervousness characterized the financial markets
DANIEL J. FUSS      and the economy throughout the fiscal year. And, as the period
President and       drew to a close, the horrifying events of September 11
Portfolio Manager   intensified these sentiments.

                    One of the most important factors driving the securities markets over the last two decades has been peace among developed
nations. As defense spending declined, the government's share of total economic activity gradually shrunk. This freed up capital and resources for the private economy, resulting in higher equity prices, lower interest rates and a gradual decline in the inflation rate. The nation's economy flourished.

With peace disrupted, this very supportive influence now has ended. Thus, a key underpinning for favorable market trends has been removed, and it obviously has implications for investors. Nevertheless, the implications may be no greater than in previous periods of unrest that I have witnessed during my 40-plus years in this industry. We at Loomis Sayles believe we can meet the challenges ahead, as long as we focus on disciplined principles and strategies that have been successful over time.

Fundamental research has been the cornerstone of our investment philosophy since 1926 and continues to drive our investment-selection process. We believe research and the active management it supports offer excellent opportunities for attractive long-term investment performance, especially now.

Throughout our firm's 75-year history, it has been our experience that actively managed stock and bond funds often excel after periods of market instability and uncertainty. Active managers--supported by a powerful research effort--can exploit market inefficiencies and volatility. Over time, the ability to take advantage of such market opportunities can prove extremely rewarding.

A classic investment principle also demonstrated its validity during the past year--the need for broad portfolio diversification. Different asset classes and investment styles offer varying degrees of risk and reward, and they often respond differently to changing market and economic factors. As such, we believe the best way to achieve attractive long-term return potential is to invest in a mix of stock and bond mutual funds, both international and domestic, appropriate to your goals and risk tolerance. That way, you will be more likely to participate in market rallies and outperform in market downturns.

We encourage you to remain committed to your investment plan and focus on performance generated over time--not returns realized in a single quarter or even in a single year. As an investor, it is crucial to maintain a long-term perspective, as it often takes several years for investments to realize their true and full potential.

We appreciate your ongoing confidence in Loomis Sayles Funds, as we continue to fulfill our commitment to helping you realize your investment goals.

Sincerely,

/s/ Daniel Fuss
Daniel J. Fuss
President
Loomis Sayles Funds



                                    [Graphic]
Loomis Sayles Fixed Income Funds

ECONOMIC AND MARKET OVERVIEW


Annual Report for the Period Ended September 30, 2001

Stock Market Review
After a twelve-month period (March 2000 -- March 2001) in which the S&P 500 Index lost 22.00 percent of its value and the NASDAQ Index was down nearly
70.00 percent, the second quarter of 2001 gave some indication that the worst was over, and that the U.S. stock market was set for a recovery. Economic news was mixed, with positive signs coming from certain consumer sectors (housing, retail, consumer confidence) offsetting weaker signals being emitted by business (declining growth rates, reduced capital investments and expenditures). Unemployment, while above the recent lows of the past two years, was still comfortably below 5.00 percent. Inflation was well under control, with annualized rates running around 2.70 percent. For the second quarter, the S&P 500 Index (a good proxy for large company stocks) responded by going up
5.85 percent, and the Russell 2000 Index (a comparable measure of small company stocks) rose 14.26 percent, which could often be seen as a good year.

But as if on a schedule, once the books were closed on the second calendar quarter, the equity markets decided to reflect the bad news more than the good. As company after company either reported or warned of earnings weakness in July and August, the markets reverted back to their late-2000 form, with double-digit losses being felt in influential sectors such as consumer cyclicals, financial services, and technology. By September 10, the S&P 500 Index was down over 10.00 percent for the quarter, and the Russell 2000 Index had fallen nearly 14.00 percent.

There is nothing that we can say about the events of September 11 that has not already been said. Both the psychological and economic effects of the terrorist attacks are going to be felt for a long time. The New York Stock Exchange was closed for four days, and when trading resumed, the market was characterized by high volatility, mostly on the down side, with all major indices falling 4.00-8.00 percent in the last two weeks of the third quarter.

Pockets of strength, which could be found in the market, became more easily identifiable. Good relative returns could be found in traditional safe havens such as healthcare and food and beverage stocks, as well as defense contractors and telecommunications companies (perhaps in anticipation of an increase in teleconferencing and telecommuting in the business world). Stocks that suffered the most were those with the most aggressive growth expectations, highest historical price volatility, and lowest dividend payouts.

The losses have not been confined to the U.S. markets, given the ever-increasing correlations among major world economies. While Japan and Germany have both held up reasonably well since the attacks, the EAFE Index still lost 14.00 percent of its value in the third quarter alone, and the numbers would have been worse had it not been for a 10-week stretch from early July to mid-September when the Euro gained 11.00 percent in value against the dollar.

Bond Market Review
Bonds have always been sensitive to two factors -- economic strength and interest rates. In many cases, the two forces work in opposition (interest rates fall in a weak economy), and the resulting impact on the bond market is like a tug-of-war. In the six months ending September 30, 2001, the battle was won by interest rates, meaning that lower-quality debt instruments, which are more subject to economic influences, under-performed high-quality securities, which are more sensitive to interest rate changes.

Twelve months ago, fixed income markets experienced an uncommon phenomenon known as an "inverted yield curve", which simply means that yields being paid on short-term securities are higher than those being paid on long-term securities. This is generally perceived as a leading indicator of economic (and subsequently capital market) weakness, for two reasons. First, the high yields on cash and similar instruments make them appealing places to store money. And second, banks, which borrow at short-term rate and lend at long-term rates, become more reluctant to make loans, thereby having a tightening effect on the money supply and market liquidity. This condition existed through the end of November 2000. The last two times the yield curve was inverted--the spring of 1989 and the summer of 1982--economic recessions followed approximately one year later.

Alan Greenspan and the Federal Reserve Board of Governors have done their best to give the economy a boost by making money cheaper to borrow. The Federal discount rate, which began the year at 6.00 percent, was down to 2.50 percent by the end of September, thanks to eight separate rate cuts, five of which occurred since April 1. The Federal Reserve Board, however, can only exercise control over the short end of the yield curve; free market forces control the rest of the maturity spectrum, where most borrowing and lending takes place. Subsequently, the Federal Reserve Board is finding out, much like Japan's Ministry of Finance has seen, that its ability to influence the economy through short-term rate cuts is becoming increasingly limited. Japan's discount rate is effectively zero, yet tight lending standards and general pessimism have failed to stimulate loan demand as much as the Ministry may have hoped.

Washington also tried to give the economy a boost in July 2001 with the issuance of tax rebate checks. This was the most immediately visible effect of lower tax rates, and is intended to shift more of the economy's purchasing power into the hands of private consumers, who have shown the greatest resistance to slowdown lately. Consumer confidence, however, was in a sharp decline, presumably due to the bear market and rising unemployment, even before September 11.

Every sector of the investment grade bond market turned in double-digit returns over the last twelve months. Leading the way were bonds issued by foreign governments, single-A and AA-rated corporate bonds, and "seasoned" long bonds (issued prior to the year 2000 but still more than ten years from maturity) issued by the U.S. Treasury or government agencies. The catalyst for these high returns was the fact that the U.S. Treasury was using surplus revenues to buy back long bonds that it had issued in past years. Falling interest rates suppressed returns for fixed-rate mortgage securities somewhat, as homeowners paid off high-interest loans and refinanced into lower-interest loans. However, asset-backed bonds, which are similar in their potential for fluctuating prepayment rates, did well in the second half of the past year, as general economic weakness saw more debtors willing to just make minimum payments on their loans, preferring to hold their cash as a buffer against more adversity.

Lagging well behind all of these sectors were high yield bonds, which trade more on their credit strength than on changes in interest rates. The universe of non-investment grade bonds was down more than 5% as a whole, with only those issues rated BB showing any positive return as a group.

Most major foreign governments joined forces with the U.S. in cutting their interest rates in mid-September, as they too were faced with the now-inevitable prospect of recession. The eleven countries that make up "Euroland" (using the Euro as a common currency) had an aggregate GDP growth rate of only 0.20 percent in the second quarter, which was the weakest growth in eight years.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

INSTITUTIONAL CLASS

AVERAGE ANNUAL RETURNS VS. LIPPER CATEGORY AVERAGE AND LIPPER CATEGORY
INDEX/(1)/
FOR THE PERIODS ENDED SEPTEMBER 30, 2001

-------------------------------------------------------------------------------------------
                                                                                SINCE
                                          1 YEAR  3 YEARS 5 YEARS 10 YEARS INCEPTION(2)(3)
-------------------------------------------------------------------------------------------
LOOMIS SAYLES BOND FUND                    0.30%  4.83%   6.29%    10.05%      10.17%
 Lipper Corporate Debt Funds BBB-Rated
  Average                                 10.01%  4.54%   6.51%    7.72%       8.05%
 Rank                                     144/148 52/111  43/68     1/23        1/23
 Percentile                                 97      47      63       5           5
 Lipper Corporate Debt Funds BBB-Rated
 Index                                     9.44%  4.64%   6.61%    7.41%       7.72%
LOOMIS SAYLES GLOBAL BOND FUND             7.70%  5.33%   4.76%    7.24%       7.49%
 Lipper Global Income Funds Average        5.82%  2.23%   3.72%    5.46%       5.51%
 Rank                                      30/85  10/79   22/66     4/18        3/16
 Percentile                                 35      13      33       22          18
 Lipper Global Income Funds Index          6.88%  2.32%   3.62%    5.61%       5.87%
LOOMIS SAYLES HIGH YIELD FUND             -10.39% 7.42%   3.47%      NA        3.70%
 Lipper High Current Yield Funds Average  -9.22%  -2.12%  0.90%      NA        1.38%
 Rank                                     220/381 3/271   27/149     NA        27/149
 Percentile                                 58      2       18       NA          18
 Lipper High Current Yield Funds Index    -12.77% -2.83%  0.80%      NA        1.30%

Note: Past performance is no guarantee of future performance. Average annual returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

/(1)/Lipper Category Average total return represents the average annual total return for all funds in each fund's corresponding investment category as determined by Lipper Inc. The Lipper Category Index total return represents the average annual total return of 30 funds in each fund's corresponding investment category as determined by Lipper Inc. Rankings are based on the total return of each fund for the period relative to the total return of all funds in that Fund's corresponding investment category. It is not possible to invest directly in an index. Source: Lipper Inc.

---------------------------------------------------------

                                                                             SINCE
                                       1 YEAR  3 YEARS 5 YEARS 10 YEARS INCEPTION(2)(3)
----------------------------------------------------------------------------------------
LOOMIS SAYLES INTERMEDIATE MATURITY
BOND FUND                              12.64%  7.56%     NA      NA         6.87%
 Lipper Intermediate Investment Grade
  Debt Funds Average                   11.72%  5.43%     NA      NA         6.82%
 Rank                                  92/300  5/223     NA      NA         77/156
 Percentile                              31      3       NA      NA           50
 Lipper Intermediate Investment Grade
  Debt Funds Index                     12.43%  5.82%     NA      NA         7.16%
LOOMIS SAYLES INVESTMENT GRADE BOND
FUND                                    8.57%  7.42%     NA      NA         7.66%
 Lipper Corporate Debt Funds BBB-Rated
  Average                              10.01%  4.54%     NA      NA         6.08%
 Rank                                  121/148 3/111     NA      NA          2/74
 Percentile                              82      3       NA      NA           3
 Lipper Corporate Debt Funds BBB-Rated
  Index                                 9.44%  4.64%     NA      NA         6.16%
LOOMIS SAYLES U.S. GOVERNMENT
SECURITIES FUND                        12.87%  5.91%    8.91%   8.78%       9.19%
 Lipper General U.S. Government Funds
  Average                              11.98%  5.02%    7.13%   6.91%       7.17%
 Rank                                  29/156  20/141   3/119   2/47         1/45
 Percentile                              19      15       3       5           3
 Lipper General U.S. Government Funds
  Index                                12.40%  5.26%    7.20%   6.57%       6.90%

/(2)/Actual Inception Dates:

   Bond Fund                                              May 16, 1991
   Global Bond Fund                                       May 10, 1991
   High Yield Fund                                        September 11, 1996
   Intermediate Maturity Bond Fund                        December 31, 1996
   Investment Grade Bond Fund                             December 31, 1996
   U.S. Government Securities Fund                        May 21, 1991

/(3)/Lipper index and ranking performance data is reported only as of month end. For each Fund with an inception date other than at month end, Lipper index data is reported as of the month end closest to the Fund's inception date (e.g., for a Fund with an inception date of November 9, 1999, index performance data is reported as of October 31, 1999). Lipper ranking data is reported as of the month end following the Fund's inception date.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

FUND AND MANAGER REVIEW

[PHOTO]        [PHOTO]             Loomis Sayles Bond Fund
Daniel J. Fuss Kathleen C. Gaffney
                                   Key Fund Facts
DANIEL J. FUSS KATHLEEN C. GAFFNEY
                                   Objective| High total investment return

                                   Strategy| Invests in investment grade fixed income securities, although up to 35% of assets may be in lower rated fixed income securities and up to 20% in preferred stocks

Fund Inception Date| 5/16/91

Commencement Of Operations Of Class| Institutional: 5/16/91; Retail: 1/2/97;
Admin: 1/2/98

Expense Ratio| Institutional: 0.75%; Retail: 1.00%; Admin: 1.25%

Total Net Assets (all classes)| $1,466.5 Million
---------------------------------------------------------
PERFORMANCE
For the one-year period ended September 30, 2001, the Institutional, Retail and Admin classes of the Bond Fund returned 0.30%, 0.07% and -0.32%, respectively, compared to the 13.17% return for the Fund's benchmark, the Lehman Brothers Government/Credit Bond Index. The total return for the Lipper Corporate Debt Funds BBB-rated Average was 10.01% for the same period.

PORTFOLIO REVIEW
A sluggish economy and an aggressive Federal Reserve Board characterized the fiscal year, and higher-quality bonds--particularly those within the intermediate maturity range--responded enthusiastically. In the corporate sector, optimism surrounding the Federal Reserve Board's easing efforts and their impact on the economy kept investment-grade bonds relatively strong until the final weeks of the fiscal year. But the events of September 11 injected a new level of uncertainty into the market and caused a flight to quality among fixed income investors. The high-yield market started the year strongly, but concerns over rising credit downgrades, particularly in the telecommunications sector, took hold mid-year. Then, the fallout from the terrorist strikes made the situation even worse.

The Fund's exposure to high-yield securities, specifically holdings in the telecommunications and Internet areas, led to poor absolute and relative performance for the year. In addition, Australia, Canada and New Zealand currency exposure was a negative influence on Fund performance. Early in the period, we increased the Fund's exposure to these currencies, which were attractively priced and expected to perform well as the U.S. economy slowed and investors reallocated their resources. But, the U.S. dollar remained strong for much of the year, serving as the safe haven for worldwide investors and leading to relative underperformance for other currencies.

PORTFOLIO POSITIONING
In the aftermath of the September 11 terrorist attacks, investors flocked to short-maturity Treasury issues, seeking relative safety. Nevertheless, we believe investors gradually will return to longer-maturity issues in order to capture the advantage of higher yields. We also believe that investors will be willing to take additional risks by purchasing more corporate issues. Accordingly, we have been buying what we believe to be attractively priced discount corporate issues with long-term maturities and call protection.

                     /s/ Daniel Fuss   /s/ Kathleen Gaffney
                     Daniel J. Fuss    Kathleen C. Gaffney

                        AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2001

-----------------------------------------------------------------------------------------------
                                                                                     SINCE
                                                  1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION(a)
-----------------------------------------------------------------------------------------------
LOOMIS SAYLES BOND FUND (INSTITUTIONAL)            0.30%  4.83%   6.29%   10.05%     10.17%
LOOMIS SAYLES BOND FUND (RETAIL)/(b)/              0.07%  4.57%   6.03%    9.78%      9.90%
LOOMIS SAYLES BOND FUND (ADMIN)/(b)/              -0.32%  4.28%   5.59%    9.14%      9.27%
Lipper Corporate Debt Funds BBB-Rated Index/(c)/   9.44%  4.64%   6.61%    7.41%      7.72%
Lehman Brothers Government/Credit Bond Index/(d)/ 13.17%  5.92%   8.00%    7.83%      8.14%

                                CUMULATIVE PERFORMANCE/(e)/--5/16/91 to 9/30/01
                                    [CHART]

                Loomis Sayles   Lipper Corp.        Lehman Brothers
                Bond Fund       Debt Funds BBB      Government/Corp.
                                Rated Index         Bond Index
5/16/1991          10,000          10,000               10,000
06/30/91            9,830           9,975                9,989
07/31/91           10,050          10,084               10,114
08/31/91           10,460          10,327               10,348
09/30/91           10,480          10,551               10,564
10/31/91           10,772          10,648               10,658
11/30/91           10,660          10,734               10,764
12/31/91           10,888          11,137               11,127
01/31/92           11,058          11,001               10,962
02/29/92           11,335          11,062               11,021
03/31/92           11,250          11,025               10,960
04/30/92           11,410          11,083               11,026
05/31/92           11,747          11,308               11,240
06/30/92           11,790          11,473               11,404
07/31/92           12,173          11,789               11,696
08/31/92           12,284          11,897               11,801
09/30/92           12,350          12,350               11,962
10/31/92           12,206          12,260               11,779
11/30/92           12,330          12,330               11,770
12/31/92           12,443          12,040               11,971
01/31/93           12,876          12,303               12,231
02/28/93           13,128          12,593               12,485
03/31/93           13,392          12,671               12,528
04/30/93           13,596          12,766               12,624
05/31/93           13,815          12,796               12,617
06/30/93           14,108          13,084               12,904
07/31/93           14,451          13,206               12,986
08/31/93           14,711          13,513               13,284
09/30/93           14,736          13,553               13,331
10/31/93           14,958          13,647               13,385
11/30/93           15,021          13,490               13,234
12/31/93           15,208          13,581               13,292
01/31/94           15,810          13,816               13,492
02/28/94           15,542          13,515               13,198
03/31/94           14,980          13,130               12,875
04/30/94           14,645          12,971               12,769
05/31/94           14,590          12,938               12,745
06/30/94           14,549          12,885               12,715
07/31/94           14,771          13,105               12,969
08/31/94           14,992          13,157               12,975
09/30/94           14,812          12,975               12,778
10/31/94           14,744          12,934               12,764
11/30/94           14,547          12,899               12,741
12/31/94           14,589          12,964               12,825
01/31/95           14,894          13,173               13,072
02/28/95           15,329          13,474               13,375
03/31/95           15,663          13,580               13,464
04/30/95           16,235          13,824               13,652
05/31/95           17,106          14,420               14,224
06/30/95           17,342          14,529               14,338
07/31/95           17,293          14,495               14,283
08/31/95           17,653          14,708               14,465
09/30/95           18,087          14,880               14,612
10/31/95           18,267          15,079               14,827
11/30/95           18,814          15,326               15,071
12/31/95           19,251          15,579               15,293
01/31/96           19,643          15,705               15,388
02/29/96           19,048          15,375               15,062
03/31/96           19,063          15,261               14,935
04/30/96           18,909          15,164               14,833
05/31/96           19,116          15,153               14,808
06/30/96           19,370          15,327               15,006
07/31/96           19,360          15,365               15,041
08/31/96           19,522          15,357               15,004
09/30/96           20,129          15,665               15,270
10/31/96           20,801          16,041               15,627
11/30/96           21,610          16,398               15,915
12/31/96           21,233          16,240               15,737
01/31/97           21,216          16,291               15,756
02/28/97           21,524          16,384               15,789
03/31/97           21,181          16,131               15,601
04/30/97           21,458          16,369               15,830
05/31/97           21,929          16,557               15,977
06/30/97           22,419          16,804               16,169
07/31/97           23,572          17,385               16,664
08/31/97           23,056          17,155               16,477
09/30/97           23,803          17,456               16,736
10/31/97           23,723          17,634               17,004
11/30/97           23,850          17,720               17,093
12/31/97           23,928          17,910               17,273
01/31/98           24,227          18,138               17,516
02/28/98           24,488          18,132               17,481
03/31/98           24,842          18,224               17,534
04/30/98           24,936          18,302               17,623
05/31/98           24,936          18,458               17,812
06/30/98           24,955          18,594               17,993
07/31/98           24,689          18,579               18,008
08/31/98           22,916          18,444               18,359
09/30/98           23,706          18,825               18,884
10/31/98           23,637          18,592               18,751
11/30/98           25,082          18,936               18,863
12/31/98           25,052          18,983               18,909
01/31/99           25,513          19,148               19,043
02/28/99           25,052          18,734               18,591
03/31/99           26,953          18,943               18,683
4/30/1999          26,848          19,079               18,729
5/31/1999          26,228          18,821               18,536
6/30/1999          26,057          18,722               18,478
7/31/1999          25,662          18,628               18,427
8/31/1999          25,422          18,559               18,412
9/30/1999          25,509          18,719               18,578
10/31/1999         25,529          18,755               18,627
11/30/1999         25,773          18,801               18,616
12/31/1999         26,179          18,770               18,503
1/31/2000          26,134          18,715               18,498
2/29/2000          26,929          18,946               18,730
3/31/2000          27,293          19,120               19,000
04/30/2000         26,556          18,888               18,908
05/31/2000         26,185          18,744               18,890
06/30/2000         27,019          19,219               19,276
07/31/2000         27,135          19,301               19,480
08/31/2000         27,749          19,653               19,755
09/30/2000         27,229          19,709               19,830
10/31/2000         26,522          19,645               19,954
11/30/2000         26,401          19,828               20,295
12/31/2000         27,321          20,243               20,696
1/31/2001          28,111          20,732               21,043
2/28/2001          28,185          20,937               21,260
3/31/2001          27,441          20,924               21,358
4/30/2001          27,113          20,809               21,197
5/31/2001          27,466          20,997               21,319
6/30/2001          27,296          21,022               21,422
7/31/2001          27,734          21,498               21,956
8/31/2001          28,276          21,756               22,237
9/30/2001          27,312          21,570               22,442

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund. High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.

Note: Past performance is no guarantee of future performance. Average annual returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

/(a)/ Inception date of the Institutional Class of shares is May 16, 1991. Since
      Lipper Corporate Debt Funds BBB-Rated Index and Lehman Brothers Government/Credit Bond Index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (May 31, 1991). Inception dates of the Retail and Admin Classes of shares are December 31, 1996 and January 2, 1998, respectively.
/(b)/ Performance shown for periods prior to the inception date of the Retail
      Class (December 31, 1996) and Admin Class (January 2, 1998) represent the performance of the Institutional Class of shares since inception during the periods shown, adjusted to reflect the current fees payable by the respective classes of shares.
/(c)/ The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the corporate debt funds BBB-rated investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
/(d)/ Lehman Brothers Government/Credit Bond Index is an unmanaged index which is a composite of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
/(e)/ Cumulative performance is shown for the Institutional Class of shares.
      Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date (May 31, 1991). Cumulative performance of the Retail and Admin Classes of shares would, due to the higher fees paid by the Retail and Admin Classes of shares, be lower.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

FUND AND MANAGER REVIEW

      [Photo]           [Photo] Loomis Sayles Global Bond Fund
      Ken Buntrock David Rolley
                                Key Fund Facts
      KEN BUNTROCK DAVID ROLLEY
                                Objective| High total investment return

                                Strategy| Invests primarily in investment grade fixed income securities worldwide, although up to 20% of assets may be in lower rated fixed income securities

Fund Inception Date| 5/10/91

Commencement of Operations of Class| Institutional: 5/10/91; Retail: 1/2/97

Expense Ratio| Institutional: 0.90%; Retail: 1.15%

Total Net Assets (all classes)| $48.1 Million
---------------------------------------------------------
PERFORMANCE
For the one-year period ended September 30, 2001, the Institutional and Retail classes of the Global Bond Fund returned 7.70% and 7.43%, respectively, compared to the 6.66% return for the Fund's benchmark, the Salomon Brothers World Government Bond Index. The total return for the Lipper Global Income Funds Average was 5.82% for the same period.

PORTFOLIO REVIEW
We continued to follow a strategy of over-weighting the Fund in undervalued currencies and bond markets. For the first half of the fiscal year, this strategy led to a significant exposure to emerging markets, which enjoyed several quarters of strong performance. In the second half of the fiscal year we gradually reduced emerging market exposure. At first our motive was to capture profits on many holdings that had enjoyed strong price increases. But toward the end of the fiscal year, we further reduced emerging market exposure due to the slowdown in world growth and the additional economic uncertainty that emerged in the wake of the terrorist attacks.

The Fund's out-performance relative to the Index primarily was due to our avoidance of yen-denominated securities. The yen fell approximately 10% in value during the fiscal year. The U.S. dollar remained surprisingly strong during the fiscal year, which led to poor performance among many currencies, particularly the euro. The euro bounced back in the final quarter of the fiscal year, increasing more than 7% over the previous quarter.

PORTFOLIO POSITIONING
In general, we have increased the Fund's exposure to investment-grade corporate securities as we believe that they represent good value in the current environment. We also have increased the Fund's exposure to Swedish government bonds at the expense of sterling denominated securities, based on our view that the Swedish currency has become undervalued. We also added a small position in Hungarian currency in an effort to generate a higher yield for the Fund. Despite these shifts in holdings, our value style and bottom-up security selection philosophy remain unchanged.

                       /s/ Ken Buntrock /s/ David Rolley
                       Ken Buntrock       David Rolley

                        AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2001

-----------------------------------------------------------------------------------------------
                                                                                     SINCE
                                                  1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION(a)
-----------------------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL BOND FUND (INSTITUTIONAL)     7.70%  5.33%   4.76%    7.24%      7.49%
LOOMIS SAYLES GLOBAL BOND FUND (RETAIL)/(b)/       7.43%  5.07%   4.52%    7.12%      7.37%
Lipper Global Income Funds Index/(c)/              6.88%  2.32%   3.62%    5.61%      5.87%
Salomon Brothers World Government Bond Index/(d)/  6.66%  0.99%   3.31%    6.47%      6.89%

                                CUMULATIVE PERFORMANCE/(e)/--5/10/91 To 9/30/01
                                    [CHART]

                Loomis Sayles         Lipper Global        Salomom Brothers
                Global Bond Fund      Income Funds         World Government
                                      Index                Bond Index
 5/10/1991      10,000                 10,000                10,000
 5/31/1991      10,000                 10,043                 9,987
 6/30/1991       9,560                  9,871                 9,883
 7/31/1991       9,860                 10,022                10,094
 8/31/1991      10,000                 10,168                10,289
 9/30/1991      10,530                 10,498                10,692
10/31/1991      10,581                 10,611                10,804
11/30/1991      10,822                 10,623                10,972
12/31/1991      11,687                 10,987                11,543
 1/31/1992      11,266                 10,805                11,338
 2/29/1992      11,174                 10,855                11,275
 3/31/1992      11,112                 10,797                11,155
 4/30/1992      11,215                 10,879                11,235
 5/31/1992      11,604                 11,107                11,580
 6/30/1992      12,045                 11,273                11,904
 7/31/1992      12,351                 11,468                12,181
 8/31/1992      12,222                 11,541                12,522
 9/30/1992      11,846                 11,404                12,648
10/31/1992      11,995                 11,387                12,305
11/30/1992      11,732                 11,272                12,109
12/31/1992      11,786                 11,374                12,181
 1/31/1993      11,809                 11,526                12,394
 2/28/1993      12,060                 11,791                12,638
 3/31/1993      12,357                 11,911                12,832
 4/30/1993      12,735                 12,056                13,103
 5/31/1993      12,816                 12,188                13,234
 6/30/1993      12,388                 12,345                13,206
 7/31/1993      12,249                 12,489                13,246
 8/31/1993      12,900                 12,788                13,642
 9/30/1993      13,190                 12,779                13,804
10/31/1993      13,422                 12,951                13,780
11/30/1993      13,294                 12,867                13,682
12/31/1993      13,508                 13,151                13,798
 1/31/1994      13,765                 13,313                13,909
 2/28/1994      13,362                 12,865                13,818
 3/31/1994      13,007                 12,465                13,798
 4/30/1994      12,922                 12,368                13,814
 5/31/1994      12,638                 12,279                13,693
 6/30/1994      12,192                 12,174                13,891
 7/31/1994      12,268                 12,272                14,001
 8/31/1994      12,218                 12,275                13,953
 9/30/1994      12,155                 12,307                14,054
10/31/1994      12,193                 12,427                14,279
11/30/1994      12,343                 12,373                14,083
12/31/1994      12,331                 12,204                14,122
 1/31/1995      12,256                 12,221                14,418
 2/28/1995      12,230                 12,393                14,787
 3/31/1995      11,967                 12,714                15,665
 4/30/1995      12,507                 13,021                15,955
 5/31/1995      13,260                 13,451                16,404
 6/30/1995      13,109                 13,441                16,501
 7/31/1995      13,461                 13,542                16,540
 8/31/1995      13,900                 13,493                15,971
 9/30/1995      14,177                 13,719                16,328
10/31/1995      14,340                 13,845                16,450
11/30/1995      14,943                 14,082                16,636
12/31/1995      15,279                 14,370                16,810
 1/31/1996      15,641                 14,538                16,602
 2/29/1996      15,319                 14,284                16,518
 3/31/1996      15,400                 14,295                16,495
 4/30/1996      15,695                 14,418                16,429
 5/31/1996      15,789                 14,459                16,432
 6/30/1996      16,151                 14,600                16,562
 7/31/1996      16,124                 14,749                16,879
 8/31/1996      16,298                 14,884                16,945
 9/30/1996      16,792                 15,166                17,014
10/31/1996      17,197                 15,473                17,332
11/30/1996      17,736                 15,850                17,560
12/31/1996      17,574                 15,810                17,418
 1/31/1997      17,360                 15,675                16,953
 2/28/1997      17,645                 15,687                16,826
 3/31/1997      17,488                 15,492                16,698
 4/30/1997      17,403                 15,536                16,552
 5/31/1997      17,801                 15,759                17,001
 6/30/1997      18,200                 15,951                17,204
 7/31/1997      18,399                 16,085                17,070
 8/31/1997      18,186                 16,003                17,060
 9/30/1997      18,556                 16,344                17,423
10/31/1997      18,300                 16,327                17,785
11/30/1997      18,243                 16,328                17,512
12/31/1997      17,979                 16,382                17,459
 1/31/1998      18,374                 16,503                17,629
 2/28/1998      18,724                 16,645                17,772
 3/31/1998      18,511                 16,715                17,596
 4/30/1998      18,754                 16,848                17,877
 5/31/1998      18,694                 16,828                17,919
 6/30/1998      18,314                 16,777                17,946
 7/31/1998      18,481                 16,850                17,970
 8/31/1998      17,387                 16,245                18,459
 9/30/1998      18,131                 16,911                19,440
10/31/1998      19,165                 17,056                20,016
11/30/1998      19,955                 17,236                19,734
12/31/1998      19,883                 17,419                20,131
 1/31/1999      20,278                 17,456                19,946
 2/28/1999      19,998                 17,008                19,305
 3/31/1999      20,655                 17,144                19,354
 4/30/1999      21,461                 17,299                19,346
 5/31/1999      20,935                 16,954                19,020
 6/30/1999      20,705                 16,794                18,687
 7/31/1999      20,803                 16,853                19,145
 8/31/1999      20,557                 16,818                19,234
 9/30/1999      20,705                 16,970                19,534
10/31/1999      20,623                 16,947                19,524
11/30/1999      20,477                 16,860                19,320
12/31/1999      20,643                 16,940                19,272
 1/31/2000      20,121                 16,663                18,861
 2/29/2000      20,229                 16,801                18,726
 3/31/2000      20,463                 17,002                19,306
 4/30/2000      19,743                 16,680                18,676
 5/31/2000      19,797                 16,673                18,821
 6/30/2000      20,319                 17,037                19,278
 7/31/2000      20,103                 16,985                18,951
 8/31/2000      19,887                 16,975                18,809
 9/30/2000      19,671                 16,951                18,772
10/31/2000      19,059                 16,782                18,533
11/30/2000      19,406                 17,026                18,901
12/31/2000      20,573                 17,648                19,579
 1/31/2001      20,898                 17,827                19,554
 2/28/2001      20,879                 17,799                19,546
 3/31/2001      20,382                 17,596                18,982
 4/30/2001      20,325                 17,512                18,915
 5/31/2001      19,980                 17,533                18,858
 6/30/2001      20,229                 17,541                18,685
 7/31/2001      20,688                 17,807                19,157
 8/31/2001      21,606                 18,186                19,877
 9/30/2001      21,185                 18,117                20,022

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund. High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.

Note: Past performance is no guarantee of future performance. Average annual returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

/(a)/Inception date of the Institutional Class of shares is May 10, 1991. Since
   Lipper Global Income Funds Index and Salomon Brothers World Government Bond Index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (April 30, 1991). Inception date of the Retail Class of shares is December 31, 1996.
/(b)/Performance shown for periods prior to the inception date of the Retail
   Class represents the performance of the Institutional Class of shares since its inception during the period shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective classes of shares.
/(c)/The Lipper Global Income Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the global income funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
/(d)/Salomon Brothers World Government Bond Index is a capitalization-weighted unmanaged index which tracks the performance of 14 government bond markets. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
/(e)/Cumulative performance is shown for the Institution al Class of shares.
   Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date (April 30, 1991). Cumulative performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

FUND AND MANAGER REVIEW

 [PHOTO]          [PHOTO]           Loomis Sayles High Yield Fund
 Daniel J. Fuss Kathleen C. Gaffney
                                    Key Fund Facts
 DANIEL J. FUSS KATHLEEN C.
                  GAFFNEY           Objective| High total investment return

                                    Strategy| Invests in lower rated fixed
                                    income securities, although up to 20% of assets may be in preferred stocks and up to 10% in common stocks

Fund Inception Date| 9/11/96

Commencement of Operations of Class| Institutional: 9/11/96

Expense Ratio| Institutional: 0.75%

Total Net Assets| $31.4 Million
---------------------------------------------------------
PERFORMANCE
For the one-year period ended September 30, 2001, the Institutional class of the High Yield Fund returned -10.39%, compared to the -3.33% return for the Fund's benchmark, the Merrill Lynch High Yield Master Index. The total return for the Lipper High Current Yield Funds Average was -9.22% for the same period.

PORTFOLIO REVIEW
Despite a run of strong performance in the first quarter of calendar 2001, when the Federal Reserve Board's aggressive easing policy injected some optimism into the market, high-yield bonds suffered a disappointing fiscal year. Even as the Federal Reserve Board continued to cut rates vigorously, the dramatically slowing economy coupled with bad earnings news and credit downgrades weighed heavy on the high-yield market. Then, following two-consecutive months of solid performance generated by renewed confidence in the economic outlook, the high-yield market suffered one of its worst months ever in September 2001. After the terrorist attacks, trading volumes plunged and spreads widened, as investors digested the impact of the new financial environment.

The Fund's relative underperformance for the year primarily was due to the portfolio's exposure to telecommunications and technology issues. Throughout the fiscal year, bonds in these sectors plunged due to negative earnings reports and forecasts, credit downgrades and rising defaults.

PORTFOLIO POSITIONING
Despite the recent disappointing performance among high-yield bonds, we remain optimistic toward the market and continue to seek mispriced bonds that our research indicates have the potential to return to fair value. Specifically, we are looking for discount corporate securities with long-term maturities and call protection. We believe current market conditions provide ample opportunity to exploit this strategy.

                      /s/ Daniel Fuss /s/ Kathleen Gaffney
                      Daniel J. Fuss  Kathleen C. Gaffney

                        AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2001

-----------------------------------------------------------------------------------
                                                                         SINCE
                                              1 YEAR  3 YEARS 5 YEARS INCEPTION(a)
-----------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD FUND (INSTITUTIONAL) -10.39%  7.42%   3.47%     3.70%
Lipper High Current Yield Funds Index/(b)/    -12.77% -2.83%   0.80%     1.30%
Merrill Lynch High Yield Master Index/(c)/     -3.33%  0.39%   3.63%     4.01%

                                     CUMULATIVE PERFORMANCE--9/11/96 to 9/30/01
                                    [CHART]

                 Loomis Sayles       Lipper High         Merrill Lynch
                 High Yield          Current Yield       High Yield
                 Fund                Funds Index         Master Index
 9/11/1996         10,000                10,000              10,000
 9/30/1996         10,130                10,261              10,215
10/31/1996         10,060                10,310              10,327
11/30/1996         10,280                10,488              10,536
12/31/1996         10,305                10,617              10,617
 1/31/1997         10,325                10,722              10,698
 2/28/1997         10,346                10,902              10,848
 3/31/1997         10,285                10,666              10,728
 4/30/1997         10,345                10,757              10,850
 5/31/1997         10,626                11,041              11,069
 6/30/1997         10,896                11,231              11,237
 7/31/1997         11,412                11,530              11,507
 8/31/1997         11,422                11,556              11,487
 9/30/1997         11,814                11,836              11,677
10/31/1997         11,502                11,790              11,755
11/30/1997         11,632                11,875              11,866
12/31/1997         11,480                12,015              11,978
 1/31/1998         11,548                12,249              12,157
 2/28/1998         11,877                12,364              12,207
 3/31/1998         12,240                12,544              12,312
 4/30/1998         12,186                12,583              12,371
 5/31/1998         11,919                12,569              12,457
 6/30/1998         11,665                12,591              12,518
 7/31/1998         11,532                12,677              12,590
 8/31/1998          9,800                11,711              12,047
 9/30/1998          9,693                11,641              12,071
10/31/1998          9,880                11,376              11,872
11/30/1998         10,670                12,044              12,413
12/31/1998         10,424                12,007              12,417
 1/31/1999         10,721                12,224              12,540
 2/28/1999         10,747                12,175              12,444
 3/31/1999         11,263                12,390              12,552
 4/30/1999         11,997                12,710              12,748
 5/31/1999         11,706                12,469              12,659
 6/30/1999         11,971                12,470              12,636
 7/31/1999         11,867                12,474              12,654
 8/31/1999         11,677                12,348              12,531
 9/30/1999         11,731                12,251              12,478
10/31/1999         12,008                12,216              12,405
11/30/1999         12,304                12,431              12,547
12/31/1999         12,612                12,581              12,612
 1/31/2000         12,627                12,519              12,550
 2/29/2000         13,017                12,608              12,561
 3/31/2000         13,103                12,390              12,385
 4/30/2000         12,956                12,336              12,389
 5/31/2000         12,660                12,116              12,253
 6/30/2000         13,045                12,340              12,463
 7/31/2000         13,058                12,363              12,552
 8/31/2000         13,668                12,427              12,706
 9/30/2000         13,409                12,244              12,631
10/31/2000         12,825                11,826              12,261
11/30/2000         12,242                11,166              11,877
12/31/2000         12,671                11,359              12,134
 1/31/2001         13,616                12,113              12,858
 2/28/2001         13,486                12,151              13,061
 3/31/2001         12,960                11,748              12,888
 4/30/2001         12,725                11,594              12,747
 5/31/2001         13,027                11,719              12,993
 6/30/2001         12,727                11,374              12,725
 7/31/2001         12,710                11,441              12,922
 8/31/2001         12,866                11,492              13,048
 9/30/2001         12,015                10,680              12,211


Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund. High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.

Note: Past performance is no guarantee of future performance. Average annual returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

/(a)/Inception date of the Institutional Class of shares is September 11, 1996.
   Since Lipper High Current Yield Funds Index and Merrill Lynch High Yield Master Index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (August 31, 1996).
/(b)/The Lipper High Current Yield Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the high current yield funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
/(c)/Merrill Lynch High Yield Master Index is an unmanaged index consisting of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

FUND AND MANAGER REVIEW


[PHOTO]             Loomis Sayles Intermediate Maturity Bond Fund
Anthony J. Wilkins
                    Key Fund Facts

 ANTHONY J. WILKINS Objective| High total investment return

                    Strategy| Invests in investment grade fixed income securities with a dollar-weighted average maturity between three and ten years, although up to 10% of assets may be in lower rated fixed income securities

Fund Inception Date| 12/31/96

Commencement Of Operations Of Class| Institutional: 1/2/97

Expense Ratio| Institutional: 0.48%

Total Net Asset| $14.3 Million
---------------------------------------------------------
PERFORMANCE
For the one-year period ended September 30, 2001, the Institutional class of the Intermediate Maturity Bond Fund returned 12.64%, compared to the 12.90% return for the Fund's benchmark, the Lehman Brothers Government/Credit Intermediate Bond Index. The total return for the Lipper Intermediate Investment Grade Debt Funds Average was 11.72% for the same period.

PORTFOLIO REVIEW
Our strategy during the period was to attempt to add value by taking specific, targeted risks while emphasizing long-term growth and price appreciation. Through diligent credit analysis and fundamental research, we were able to uncover undervalued bonds in many sectors, including retail and energy. In addition, the Federal Reserve Board cut interest rates eight times during the fiscal year, triggering solid price gains among short- and intermediate-term bonds.

In general, higher-credit-quality bonds outperformed lower-quality bonds during the fiscal year. Concerned about the potential for recession, along with negative earnings news and credit downgrades, investors preferred the relative safety of higher-quality bonds. In particular, bonds in the technology and telecommunications sectors continued to struggle during the fiscal year, as the slowing economy and earnings disappointments plagued these securities. The Fund remained focused on high-quality corporate bonds during the fiscal year, and this strategy contributed to the Fund's strong relative performance.

PORTFOLIO POSITIONING
Our approach continues to focus on seeking to identify undervalued issues to create a flexible balance between high current income with the potential for capital appreciation. We are comfortable with the current overall structure of the portfolio and will continue to seek undervalued, call-protected bonds that offer good yield advantages. We believe that the current environment of wide yield spreads and a steep yield curve should provide excellent opportunities for our research-intensive, credit selection process.
/s/ Anthony Wilkins
Anthony J. Wilkins

                        AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2001

-------------------------------------------------------------------------------------------
                                                                                 SINCE
                                                               1 YEAR 3 YEARS INCEPTION(a)
-------------------------------------------------------------------------------------------
LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND (INSTITUTIONAL)  12.64%  7.56%     6.87%
Lipper Intermediate Investment Grade Debt Funds Index/(b)/     12.43%  5.82%     7.16%
Lehman Brothers Government/Credit Intermediate Bond Index/(c)/ 12.90%  6.47%     7.47%

                                    CUMULATIVE PERFORMANCE--12/31/96 to 9/30/01
                                    [CHART]

                Loomis Sayles      Lipper             Lehman Brothers
                Intermediate       Intermediate       Government/Corp.
                Maturity           Investment Grade        Intermediate
                Bond Fund          Debt Fund Index         Bond Index
12/31/1996        10,000               10,000               10,000
01/31/97          10,060               10,031               10,039
02/28/97          10,080               10,056               10,058
03/31/97           9,990                9,948                9,989
04/30/97          10,106               10,084               10,106
05/31/97          10,228               10,174               10,190
06/30/97          10,340               10,294               10,283
07/31/97          10,574               10,566               10,492
08/31/97          10,502               10,470               10,439
09/30/97          10,625               10,621               10,561
10/31/97          10,586               10,749               10,678
11/30/97          10,607               10,780               10,701
12/31/97          10,643               10,878               10,787
01/31/98          10,759               11,023               10,928
02/28/98          10,812               11,007               10,920
03/31/98          10,918               11,047               10,955
04/30/98          10,969               11,099               11,010
05/31/98          11,023               11,199               11,091
06/30/98          11,034               11,288               11,161
07/31/98          11,059               11,311               11,201
08/31/98          10,895               11,465               11,377
09/30/98          11,016               11,722               11,663
10/31/98          10,969               11,627               11,651
11/30/98          11,080               11,685               11,650
12/31/98          11,068               11,735               11,697
01/31/99          11,125               11,808               11,761
02/28/99          11,033               11,597               11,588
03/31/99          11,228               11,688               11,675
4/30/1999         11,409               11,727               11,711
5/31/1999         11,281               11,608               11,621
6/30/1999         11,304               11,569               11,629
7/31/1999         11,273               11,528               11,618
8/31/1999         11,202               11,516               11,627
9/30/1999         11,344               11,642               11,736
10/31/1999        11,388               11,660               11,766
11/30/1999        11,449               11,674               11,781
12/31/1999        11,502               11,620               11,742
1/31/2000         11,465               11,579               11,699
2/29/2000         11,563               11,704               11,796
3/31/2000         11,698               11,849               11,919
04/30/2000        11,603               11,776               11,892
05/31/2000        11,565               11,754               11,910
06/30/2000        11,827               12,003               12,120
07/31/2000        11,928               12,106               12,212
08/31/2000        12,030               12,273               12,357
09/30/2000        12,169               12,355               12,469
10/31/2000        12,084               12,398               12,526
11/30/2000        12,188               12,596               12,696
12/31/2000        12,380               12,850               12,930
1/31/2001         12,749               13,076               13,142
2/28/2001         12,881               13,201               13,266
3/31/2001         12,999               13,253               13,368
4/30/2001         12,986               13,182               13,333
5/31/2001         13,200               13,263               13,408
6/30/2001         13,220               13,311               13,458
7/31/2001         13,466               13,634               13,738
8/31/2001         13,656               13,785               13,875
9/30/2001         13,708               13,891               14,077

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the fund.

Note: Past performance is no guarantee of future performance. Average annual returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

/(a)/ Inception date of the Institutional Class of shares is December 31, 1996. /(b)/ The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the intermediate investment grade debt funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Source: Lipper Inc.
/(c)/ Lehman Brothers Government/Credit Intermediate Bond Index is an unmanaged index consisting of those bonds held within the Lehman Brothers Government/Credit Bond Index which have an average maturity of 1-10 years. The Lehman Brothers Government/Credit Bond Index consists of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

FUND AND MANAGER REVIEW

 [PHOTO]        Loomis Sayles Investment Grade Bond Fund

 DANIEL J. FUSS Key Fund Facts

                Objective| High total investment return

                Strategy| Invests in investment grade fixed income securities, including convertibles, although up to 10% of assets in lower rated fixed income securities and up to 20% in preferred stocks

Fund Inception Date| 12/31/96

Commencement of Operations of Class| Institutional: 1/2/97; J: 5/24/99

Expense Ratio| Institutional: 0.55%; J: 1.30%

Total Net Assets (all classes)| $100.1 Million
---------------------------------------------------------
PERFORMANCE
For the one-year period ended September 30, 2001, the Institutional Class of the Investment Grade Bond Fund returned 8.57%, compared to the 13.17% return for the Fund's benchmark, the Lehman Brothers Government/Credit Bond Index. For the same time period, the J Class of the Fund returned 7.88% (before deducting the maximum 3.50% front end sales charge) and 4.10% (after deducting the maximum 3.50% front end sales charge). The total return for the Lipper Corporate Debt Funds BBB-Rated Average was 10.01% for the same period.

PORTFOLIO REVIEW
As the fiscal year unfolded, the dramatically slowing economy, corporate profit warnings, volatile equity markets and the fallout from the September 11 terrorist attacks kept corporate bond spreads fairly wide (meaning that yields on corporate bonds were high and prices were low, relative to U.S. Treasury securities). Performance among corporate bonds improved slightly early in 2001, after the Federal Reserve Board began easing interest rates, but lingering concerns about the economy and corporate earnings gradually fueled a flight to quality.

With widening corporate yield spreads and a preference for high-quality securities, the Fund's heavy weighting in corporate bonds relative to U.S. Treasury and government securities contributed to the Fund's underperformance during the fiscal year. In addition, the Fund's exposure to convertible bonds also caused relative performance to lag. Convertible bonds tend to move in sync with their underlying stocks, and the stock market remained on an overall negative course during the fiscal year. On the bright side, the Fund's exposure to the euro finally paid off late in the fiscal year, as the currency appreciated significantly against the U.S. dollar, which had been surprisingly strong until the third calendar quarter of 2001.

PORTFOLIO POSITIONING
In the current environment, we continue to rely on our research team to uncover mispriced bonds that have the potential to return to fair value. Specifically, we are seeking discount corporate bonds with long-term maturities and call protection. We believe the current market is providing ample opportunity to exploit our strategy.


/s/ Daniel Fuss

Daniel J. Fuss

                       AVERAGE ANNUAL RETURNS--PERIODS ENDED SEPTEMBER 30, 2001

-------------------------------------------------------------------------------------
                                                                           SINCE
                                                         1 YEAR 3 YEARS INCEPTION(a)
-------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND (INSTITUTIONAL)  8.57%  7.42%     7.66%
LOOMIS SAYLES INVESTMENT GRADE BOND FUND (J CLASS)/(b)/   4.10%  5.20%     5.70%
Lipper Corporate Debt Funds BBB-Rated Index/(c)/          9.44%  4.64%     6.16%
Lehman Brothers Government/Credit Bond Index/(d)/        13.17%  5.92%     7.76%

                               CUMULATIVE PERFORMANCE/(e)/--12/31/96 to 9/30/01
                                    [CHART]

                 Loomis Sayles        Lipper Corporate    Lehman Brothers
                 Investment Grade     Debt Funds BBB      Government/Corp.
                 Bond Fund            Rated Index         Bond Index
12/31/1996          10,000               10,000               10,000
01/31/97             9,950               10,032               10,012
02/28/97            10,150               10,089               10,033
03/31/97             9,940                9,933                9,914
04/30/97            10,133               10,080               10,059
05/31/97            10,325               10,195               10,153
06/30/97            10,599               10,347               10,274
07/31/97            11,281               10,705               10,589
08/31/97            10,972               10,563               10,470
09/30/97            11,281               10,749               10,635
10/31/97            11,443               10,858               10,805
11/30/97            11,422               10,911               10,862
12/31/97            11,451               11,029               10,976
01/31/98            11,570               11,169               11,130
02/28/98            11,602               11,165               11,108
03/31/98            11,743               11,222               11,142
04/30/98            11,785               11,270               11,198
05/31/98            11,862               11,366               11,318
06/30/98            11,851               11,450               11,434
07/31/98            11,700               11,441               11,443
08/31/98            11,199               11,358               11,666
09/30/98            11,455               11,592               12,000
10/31/98            11,347               11,449               11,915
11/30/98            11,723               11,660               11,986
12/31/98            11,829               11,689               12,016
01/31/99            12,018               11,791               12,101
02/28/99            11,876               11,536               11,813
03/31/99            12,148               11,665               11,872
4/30/1999           12,433               11,748               11,901
5/31/1999           12,337               11,590               11,779
6/30/1999           12,289               11,529               11,742
7/31/1999           12,078               11,471               11,709
8/31/1999           12,036               11,428               11,700
9/30/1999           12,203               11,526               11,805
10/31/1999          12,202               11,549               11,836
11/30/1999          12,252               11,577               11,829
12/31/1999          12,293               11,558               11,757
1/31/2000           12,281               11,524               11,754
2/29/2000           12,673               11,666               11,902
3/31/2000           12,864               11,774               12,074
04/30/2000          12,522               11,631               12,015
05/31/2000          12,405               11,542               12,004
06/30/2000          12,769               11,834               12,249
07/31/2000          12,924               11,885               12,379
08/31/2000          13,170               12,102               12,553
09/30/2000          13,078               12,136               12,601
10/31/2000          12,962               12,097               12,680
11/30/2000          13,225               12,209               12,896
12/31/2000          13,662               12,465               13,151
1/31/2001           13,890               12,767               13,371
2/28/2001           14,000               12,893               13,509
3/31/2001           13,822               12,885               13,571
4/30/2001           13,614               12,814               13,470
5/31/2001           13,740               12,930               13,547
6/30/2001           13,811               12,945               13,612
7/31/2001           14,164               13,238               13,951
8/31/2001           14,489               13,397               14,131
9/30/2001           14,199               13,283               14,261

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

Note: Past performance is no guarantee of future performance. Average annual returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

  /(a)/ Inception date of the Institutional Class of shares is December 31, 1996. Inception date of the J Class is May 24, 1999.
  /(b)/ Performance shown for J Class shares include the effect of the maximum 3.50% front end sales charge. Performance shown for periods prior to the inception date of the J Class (May 24, 1999) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective class of shares.
  /(c)/ The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the corporate debt funds BBB-rated investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Source: Lipper Inc.
  /(d)/ Lehman Brothers Government/Credit Bond Index is an unmanaged index consisting of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
  /(e)/ Cumulative performance is shown for the Institutional Class of shares. Cumulative performance of the J Class of shares would, due to the higher fees paid by the J Class of shares and the sales charge of J Class, be lower. J Class of shares are not offered for sale in the United States and are not eligible for sale to U.S. investors.




                                    [Graphic]
Loomis Sayles Fixed Income Funds

FUND AND MANAGER REVIEW



[PHOTO]         Loomis Sayles U.S. Government Securities Fund
                Key Fund Facts
                Objective| High total investment return
KENT P. NEWMARK
                Strategy| Invests in securities issued or guaranteed by the U.S. Government or its authorities, agencies or instrumentalities

                Fund Inception Date| 5/21/91

Commencement of Operations of Class| Institutional: 5/21/91

Expense Ratio| Institutional: 0.50%

Total Net Assets| $15.0 Million

---------------------------------------------------------
PERFORMANCE
For the one-year period ended September 30, 2001, the Institutional class of the U.S. Government Securities Fund returned 12.87%, compared to the 13.26% return for the Fund's benchmark, the Lehman Brothers Government Bond Index. The total return for the Lipper General U.S. Government Funds Average posted a total return of 11.98% for the same period.

PORTFOLIO REVIEW
A sharply declining interest rate environment characterized the fiscal year. The Federal Reserve Board cut rates eight times during the fiscal year, for a total decline of three percentage points. We maintained a relatively long duration throughout most of the period, which, in the declining interest-rate environment, contributed to the Fund's attractive relative performance. In July, there were signs that the economic slowdown was nearing an end and that the Federal Reserve Board was winding down its easing campaign. As such, we sold $2 million in long-term Treasury bonds and reduced the Fund's duration by a full year. Of course, the shocking events of September 11 injected a whole new set of variables into this scenario.

Our long-term bias was an ideal fit for the inverted yield curve that was in place during the first several months of the fiscal year. (With an inverted yield curve, yields on long-term securities are lower than yields on shorter-term securities.) Nevertheless, this longer-term posture hurt the Fund's performance later in the fiscal year, as the yield curve steepened on concerns of a prolonged economic downturn and uncertainties created by the September 11 terrorist attacks.

PORTFOLIO POSITIONING
We recently implemented a barbell maturity structure, whereby one end of the "barbell" contains bonds with short-term maturities and the other end of the "barbell" contains bonds with long-term maturities. At the time we employed this strategy, the yield curve had started to flatten. We expected that trend to continue, creating a favorable environment for our barbell strategy. Nevertheless, the terrorist attacks led to a steepening yield curve and a flight to quality.

/s/ Kent P. Newmark

Kent P. Newmark

                        AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2001

-----------------------------------------------------------------------------------------------------------
                                                                                                 SINCE
                                                              1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION(a)
-----------------------------------------------------------------------------------------------------------
LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND (INSTITUTIONAL) 12.87%  5.91%   8.91%   8.78%      9.19%
Lipper General U.S. Government Funds Index/(b)/               12.40%  5.26%   7.20%   6.57%      6.90%
Lehman Brothers Government Bond Index/(c)/                    13.26%  6.07%   8.15%   7.76%      8.07%

                                     CUMULATIVE PERFORMANCE--5/21/91 to 9/30/01
                                    [CHART]

               Loomis Sayles          Lipper General        Lehman Brothers
               U.S. Government        U.S. Government       Government
               Securities Fund        Funds Index           Bond Index
5/21/1991          10,000               10,000               10,000
06/30/91           10,000                9,975                9,986
07/31/91           10,150               10,111               10,104
08/31/91           10,430               10,334               10,339
09/30/91           10,720               10,544               10,555
10/31/91           10,802               10,637               10,648
11/30/91           10,913               10,707               10,755
12/31/91           11,529               11,073               11,121
01/31/92           11,133               10,883               10,948
02/29/92           11,293               10,942               10,991
03/31/92           11,143               10,875               10,926
04/30/92           11,090               10,934               10,995
05/31/92           11,427               11,129               11,198
06/30/92           11,623               11,275               11,359
07/31/92           12,070               11,503               11,645
08/31/92           12,180               11,598               11,753
09/30/92           12,434               11,716               11,920
10/31/92           12,135               11,562               11,748
11/30/92           12,180               11,570               11,730
12/31/92           12,538               11,749               11,925
01/31/93           12,826               11,943               12,178
02/28/93           13,246               12,121               12,422
03/31/93           13,258               12,164               12,464
04/30/93           13,362               12,239               12,559
05/31/93           13,387               12,247               12,546
06/30/93           13,874               12,472               12,824
07/31/93           14,084               12,540               12,902
08/31/93           14,591               12,752               13,190
09/30/93           14,641               12,766               13,241
10/31/93           14,664               12,799               13,291
11/30/93           14,451               12,660               13,145
12/31/93           14,509               12,726               13,196
01/31/94           14,881               12,891               13,376
02/28/94           14,357               12,649               13,093
03/31/94           13,751               12,329               12,799
04/30/94           13,527               12,187               12,698
05/31/94           13,443               12,141               12,682
06/30/94           13,373               12,089               12,653
07/31/94           13,773               12,290               12,885
08/31/94           13,759               12,292               12,888
09/30/94           13,360               12,106               12,706
10/31/94           13,291               12,070               12,696
11/30/94           13,349               12,038               12,673
12/31/94           13,602               12,123               12,750
01/31/95           13,956               12,336               12,988
02/28/95           14,266               12,612               13,267
03/31/95           14,369               12,670               13,350
04/30/95           14,562               12,827               13,525
05/31/95           15,297               13,292               14,070
06/30/95           15,417               13,373               14,178
07/31/95           15,352               13,325               14,126
08/31/95           15,657               13,481               14,292
09/30/95           15,885               13,607               14,430
10/31/95           16,115               13,787               14,650
11/30/95           16,409               13,982               14,878
12/31/95           16,735               14,177               15,089
01/31/96           16,750               14,249               15,181
02/29/96           16,169               13,957               14,872
03/31/96           15,948               13,839               14,748
04/30/96           15,746               13,744               14,654
05/31/96           15,666               13,693               14,629
06/30/96           15,953               13,852               14,818
07/31/96           15,992               13,879               14,855
08/31/96           15,797               13,842               14,822
09/30/96           16,236               14,075               15,068
10/31/96           16,826               14,380               15,399
11/30/96           17,289               14,633               15,667
12/31/96           16,955               14,482               15,507
01/31/97           16,905               14,513               15,524
02/28/97           16,905               14,544               15,546
03/31/97           16,535               14,372               15,381
04/30/97           16,944               14,585               15,603
05/31/97           17,132               14,706               15,738
06/30/97           17,406               14,880               15,914
07/31/97           18,216               15,291               16,366
08/31/97           17,903               15,131               16,204
09/30/97           18,302               15,362               16,448
10/31/97           18,669               15,588               16,732
11/30/97           18,881               15,644               16,818
12/31/97           19,116               15,803               16,994
01/31/98           19,402               16,003               17,248
02/28/98           19,330               15,972               17,201
03/31/98           19,366               16,012               17,250
04/30/98           19,490               16,074               17,328
05/31/98           19,725               16,224               17,506
06/30/98           19,960               16,362               17,705
07/31/98           19,989               16,386               17,732
08/31/98           20,448               16,707               18,193
09/30/98           20,943               17,085               18,684
10/31/98           20,785               16,958               18,620
11/30/98           20,933               16,996               18,626
12/31/98           20,890               17,042               18,668
01/31/99           21,078               17,140               18,776
02/28/99           20,475               16,770               18,330
03/31/99           20,475               16,856               18,402
4/30/1999          20,582               16,900               18,444
5/31/1999          20,333               16,714               18,282
6/30/1999          20,142               16,628               18,245
7/31/1999          20,036               16,533               18,218
8/31/1999          19,977               16,488               18,218
9/30/1999          20,211               16,690               18,366
10/31/1999         20,285               16,716               18,395
11/30/1999         20,186               16,702               18,370
12/31/1999         19,958               16,589               18,251
1/31/2000          20,059               16,538               18,277
2/29/2000          20,540               16,748               18,537
3/31/2000          21,102               17,000               18,862
04/30/2000         21,006               16,937               18,810
05/31/2000         20,925               16,919               18,822
06/30/2000         21,414               17,259               19,158
07/31/2000         21,628               17,393               19,343
08/31/2000         22,064               17,661               19,629
09/30/2000         22,043               17,727               19,685
10/31/2000         22,357               17,869               19,873
11/30/2000         22,968               18,213               20,264
12/31/2000         23,482               18,561               20,668
1/31/2001          23,589               18,768               20,876
2/28/2001          23,887               18,951               21,114
3/31/2001          23,794               18,999               21,188
4/30/2001          23,339               18,837               20,971
5/31/2001          23,404               18,925               21,041
6/30/2001          23,510               18,988               21,137
7/31/2001          24,257               19,431               21,645
8/31/2001          24,564               19,648               21,914
9/30/2001          24,880               19,925               22,295

Note: Past performance is no guarantee of future performance. Average annual returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

/(a)/ Inception date of the Loomis Sayles U.S. Government Securities Fund is
      May 21, 1991. Since Lipper General U.S. Government Funds Index and Lehman Brothers Government Bond Index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception (May 31, 1991).
/(b)/ The Lipper General U.S. Government Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the general U.S. government funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
      Source: Lipper Inc.
/(c)/ Lehman Brothers Government Bond Index is an unmanaged index composed of all publicly issued, nonconvertible, domestic debt of the U.S. Government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. Government. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

Loomis Sayles Bond Fund
PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                  Face
                                                                Amount          Value +
----------------------------------------------------------------------------------------
BONDS AND NOTES - 93.9% of net assets

NON-CONVERTIBLE BONDS--80.6%

AEROSPACE/DEFENSE--1.4%
 Raytheon Co., 6.400%, 12/15/18                        USD  18,000,000 $     16,109,460
 Raytheon Co., 7.200%, 8/15/27                               5,000,000        4,838,900
                                                                       ----------------
                                                                             20,948,360
                                                                       ----------------

AGRICULTURAL--0.1%
 IMC Global, Inc., 7.300%, 1/15/28                           1,500,000          900,000
                                                                       ----------------

AIRLINES--0.5%
 Delta Air Lines, Inc., 8.300%, 12/15/29                     6,590,000        4,942,500
 US Airways, 6.850%, 1/30/18                                 1,879,362        1,573,063
                                                                       ----------------
                                                                              6,515,563
                                                                       ----------------

AUTO & RELATED--1.9%
 Cummins Engine Co., Inc., 7.125%, 3/01/28                   1,000,000          764,701
 Dana Corp., 7.000%, 3/15/28                                 1,000,000          670,000
 Dana Corp., 7.000%, 3/01/29                                 4,075,000        2,730,250
 Dana Corp., 9.000%, 8/15/11 144A                      EUR   2,000,000        1,636,020
 Delphi Automotive Systems Corp., 7.125%, 5/01/29      USD   6,550,000        5,892,511
 TRW, Inc., 6.650%, 1/15/28                                  4,350,000        3,580,572
 TRW, Inc., 7.750%, 6/01/29                                 13,000,000       12,284,402
                                                                       ----------------
                                                                             27,558,456
                                                                       ----------------

BANKING & FINANCE--4.1%
 Bangko Sentral Pilipinas, 8.600%, 6/15/27**                 8,000,000        5,200,000
 Bangkok Bank Public Co. Ltd., 9.025%, 3/15/29 144A**       48,910,000       37,416,150
 Siam Commercial Bank Public Co. Ltd., 7.500%, 3/15/06
  144A**                                                     3,025,000        2,783,000
 Thai Farmers Bank Plc, 8.250%, 8/21/16 144A**              18,640,000       14,539,200
                                                                       ----------------
                                                                             59,938,350
                                                                       ----------------

BANKS/SAVINGS & LOANS--0.4%
 Keycorp Capital II, 6.875%, 3/17/29                         6,500,000        5,779,865
                                                                       ----------------

CABLE--0.1%
 Multicanal SA, 10.500%, 4/15/18**                           4,000,000        1,280,000
                                                                       ----------------

CANADIAN--19.4%
 Canadian Government, Zero Coupon Bond, 6/01/22        CAD  33,350,000        6,219,033
 Canadian Government, Zero Coupon Bond, 6/01/25            273,160,000       43,045,126
 Milit-Air, Inc., 5.750%, 6/30/19                            6,717,225        4,230,097
 New Brunswick FM Project, 6.470% 11/30/27 144A             10,000,000        5,579,434
 Ontario Hydro, Zero Coupon Bond, 11/27/20                   1,507,000          273,895
 Ontario Hydro, Zero Coupon Bond, 10/15/21                 146,050,000       25,059,232
 Province of Alberta, 5.000%, 12/16/08                       6,375,000        3,987,911
 Province of Alberta, 5.394%, 6/14/13                       14,338,500        9,094,139
 Province of Alberta, 5.400%, 6/15/10                        4,290,000        2,778,628

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                      Face
                                                                    Amount          Value +
--------------------------------------------------------------------------------------------
BONDS AND NOTES-continued

CANADIAN--CONTINUED
 Province of Alberta, 5.930%, 9/16/16                      CAD  28,338,769 $     18,352,650
 Province of British Columbia, Zero Coupon Bond, 8/23/13        25,000,000        7,485,578
 Province of British Columbia, Zero Coupon Bond, 6/09/14        10,000,000        2,820,464
 Province of British Columbia, Zero Coupon Bond, 9/05/20        65,000,000       11,950,456
 Province of British Columbia, Zero Coupon Bond, 6/09/22        96,208,000       15,815,707
 Province of British Columbia, Zero Coupon Bond, 8/19/22        31,387,000        5,104,815
 Province of British Columbia, Zero Coupon Bond, 9/08/23        37,950,000        5,811,109
 Province of British Columbia, Zero Coupon Bond, 8/23/24       122,250,000       17,639,216
 Province of British Columbia, Zero Coupon Bond,
  11/19/27                                                      41,600,000        5,072,489
 Province of Manitoba, Zero Coupon Bond, 7/22/13                 2,500,000          752,774
 Province of Manitoba, Zero Coupon Bond, 3/05/31                41,929,000        4,293,642
 Province of Manitoba, 6.500%, 9/22/17                          34,300,000       22,505,923
 Province of Manitoba, 7.750%, 12/22/25                         39,245,000       28,676,914
 Province of Newfoundland, 6.150%, 4/17/28                       2,500,000        1,488,414
 Province of Ontario, Zero Coupon Bond, 7/13/22                 94,725,000       15,576,720
 Province of Ontario, Zero Coupon Bond, 6/02/27                 33,975,000        4,265,075
 Province of Ontario, Zero Coupon Bond, 3/08/29                 18,600,000        2,145,120
 Province of Ontario (Certificate of Deposit), Zero Coupon
  Bond, 12/02/25                                                 7,650,000        1,026,402
 Province of Saskatchewan, Zero Coupon Bond, 4/10/14            27,000,000        7,683,035
 Province of Saskatchewan (Certificate of Deposit), Zero
  Coupon Bond, 2/04/22                                           2,350,000          395,406
 Province of Saskatchewan (Certificate of Deposit), Zero
  Coupon Bond, 5/30/25                                          36,780,000        5,094,266
                                                                           ----------------
                                                                                284,223,670
                                                                           ----------------

CHEMICALS--0.6%
 Borden, Inc., 7.875%, 2/15/23                             USD   5,500,000        3,687,750
 Borden, Inc., 9.250%, 6/15/19                                     750,000          594,945
 IMC Global, Inc., 6.875%, 7/15/07                               5,000,000        3,902,700
                                                                           ----------------
                                                                                  8,185,395
                                                                           ----------------

CHEMICALS--SPECIALTY--0.2%
 Methanex Corp., 7.750%, 8/15/05                                 2,660,000        2,527,000
 Solutia, Inc., 7.375%, 10/15/27                                   625,000          511,432
                                                                           ----------------
                                                                                  3,038,432
                                                                           ----------------

COMMUNICATIONS--0.4%
 Century Communications Corp., 8.375%, 11/15/17                  5,000,000        3,650,000
 Charter Communications Holdings, 0.000%, 4/01/11 (step
  to 9.920% on 4/01/04)#                                         1,500,000          975,000
 Williams Communications Group, Inc., 11.700%, 8/01/08           2,500,000        1,050,000
 Williams Communications Group, Inc., 11.875%, 8/01/10             500,000          210,000
                                                                           ----------------
                                                                                  5,885,000
                                                                           ----------------



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                    Face
                                                                  Amount          Value +
------------------------------------------------------------------------------------------
BONDS AND NOTES - continued

ELECTRONIC COMPONENTS -- 0.7%
 Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A**   USD  12,500,000 $     10,680,087
 Zenith Electronics Corp., 8.190%, 11/01/09                    1,161,000          116,100
                                                                         ----------------
                                                                               10,796,187
                                                                         ----------------

ELECTRONIC COMPONENTS -- SEMICONDUCTORS--0.3%
 Hyundai Semiconductor, 8.625%, 5/15/07 144A**                 1,550,000          573,500
 Micron Technology, Inc., 6.500%, 9/30/05 144A                 3,000,000        2,430,000
 Pioneer Standard Electronics, Inc., 9.500%, 8/01/06           1,000,000        1,015,010
                                                                         ----------------
                                                                                4,018,510
                                                                         ----------------

ENTERTAINMENT -- 2.7%
 Boston Celtics Ltd., 6.000%, 6/30/38                          1,549,000          877,121
 Time Warner Entertainment Co., 6.950%, 1/15/28               33,900,000       32,118,555
 Time Warner, Inc., 6.625%, 5/15/29                            7,500,000        6,807,150
                                                                         ----------------
                                                                               39,802,826
                                                                         ----------------

FINANCIAL SERVICES -- 3.6%
 Cerro Negro Finance Ltd., 7.900%, 12/01/20 144A**            10,500,000        8,681,925
 Green Tree Financial Corp., 7.590%, 7/15/29                   2,000,000        1,234,000
 Green Tree Financial Corp., 7.900%, 4/15/27                     600,000          366,000
 Green Tree Financial Corp., 8.070%, 3/01/30                   3,278,035        1,885,198
 Panda Funding Corp., 11.625%, 8/20/12                         1,458,205        1,458,205
 PDVSA Finance Ltd., 7.400%, 8/15/16**                         3,000,000        2,812,500
 PDVSA Finance Ltd., 7.500%, 11/15/28**                        1,000,000          835,000
 Pindo Deli Finance Mauritius Ltd., 10.750%, 10/01/07^**      13,210,000        1,321,000
 Pindo Deli Finance Mauritius Ltd., 10.875%, 10/01/27^**      17,500,000        1,575,000
 Pindo Deli Finance Mauritius Ltd., 11.750%, 10/01/17^**       2,200,000          176,000
 Security Capital Group, Inc., 7.700%, 6/15/28                16,725,000       14,973,558
 US West Capital Funding, Inc., 6.500%, 11/15/18               2,000,000        1,687,480
 US West Capital Funding, Inc., 6.875%, 7/15/28               18,550,000       15,884,736
                                                                         ----------------
                                                                               52,890,602
                                                                         ----------------

FOOD & BEVERAGE -- 0.1%
 Compania de Alimentos Fargo SA, 13.250%, 8/01/08**            3,000,000        1,470,000
                                                                         ----------------

FOREIGN GOVERNMENT/AGENCY -- 7.3%
 Escom, 11.000%, 6/01/08                                 ZAR  28,900,000        3,205,494
 Republic of Argentina, 8.875%, 3/01/29                  USD   1,000,000          465,100
 Republic of Brazil, 10.125%, 5/15/27                         36,181,000       22,748,804
 Republic of Brazil C Bond, 8.000%, 4/15/14                   47,963,278       32,255,304
 Republic of Ecuador, 12.000%, 11/15/12 144A                     500,000          327,500
 Republic of Peru, 4.000%, 3/07/17 (step to 4.500% on
  3/07/03)#                                                    6,250,000        4,008,125
 Republic of Philippines, 10.625%, 3/16/25                     8,000,000        6,480,000
 Republic of South Africa, 12.500%, 12/21/06             ZAR   7,530,000          905,319
 Republic of South Africa, 13.500%, 9/15/15                  108,550,000       14,422,012

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                     Face
                                                                   Amount          Value +
-------------------------------------------------------------------------------------------
BONDS AND NOTES - continued

FOREIGN GOVERNMENT/AGENCY--CONTINUED
 Republic of Venezuela, 9.250%, 9/15/27                   USD  31,350,000 $     21,004,500
 United Mexican States, 8.375%, 1/14/11                         1,000,000          990,000
                                                                          ----------------
                                                                               106,812,158
                                                                          ----------------

FOREST & PAPER PRODUCTS--1.6%
 APP China Group Ltd., 14.000%, 3/15/10 144A ^ **               5,800,000          348,000
 Boise Cascade Corp., 7.350%, 2/01/16                           1,225,000        1,107,734
 Fort James Corp., 7.750%, 11/15/23                             2,500,000        2,158,375
 Georgia-Pacific Corp. (Timber Group), 7.250%, 6/01/28          3,050,000        2,460,649
 Georgia-Pacific Group, 7.375%, 12/01/25                        7,000,000        5,765,690
 Georgia-Pacific Group, 7.750%, 11/15/29                        6,750,000        5,767,335
 Indah Kiat Finance Mauritius Ltd., 10.000%, 7/01/07 ^ **       1,750,000          262,500
 International Paper Co., 6.875%, 4/15/29                       4,000,000        3,618,520
 Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/04 ^ **             17,200,000        2,322,000
                                                                          ----------------
                                                                                23,810,803
                                                                          ----------------

FREIGHT TRANSPORTATION--0.1%
 Transportacion Maritima Mexicana SA de CV, 10.250%,
  11/15/06 **                                                   1,250,000          965,625
                                                                          ----------------

GOVERNMENT AGENCIES--6.1%
 Federal Home Loan Mortgage Corp., 5.625%, 3/15/11             16,150,000       16,548,743
 Federal Home Loan Mortgage Corp., 5.750%, 12/15/25             5,276,200        5,355,343
 Federal National Mortgage Association, Zero Coupon
  Bond, 10/29/07                                          NZD 103,925,000       27,918,961
 Federal National Mortgage Association, 6.250%, 5/15/29   USD  28,750,000       29,113,975
 Federal National Mortgage Association, 6.375%, 8/15/07   AUD  21,000,000       10,832,531
                                                                          ----------------
                                                                                89,769,553
                                                                          ----------------

HEALTHCARE--PRODUCTS--0.5%
 Bausch & Lomb, Inc., 7.125%, 8/01/28                     USD  10,200,000        7,876,369
                                                                          ----------------

HEALTHCARE--SERVICES--1.2%
 Columbia/HCA Healthcare Corp., 7.050%, 12/01/27                6,300,000        5,544,000
 Columbia/HCA Healthcare Corp., 7.190%, 11/15/15                4,000,000        3,700,000
 Columbia/HCA Healthcare Corp., 7.500%, 12/15/23                1,965,000        1,670,250
 Columbia/HCA Healthcare Corp., 7.580%, 9/15/25                 1,300,000        1,228,500
 Columbia/HCA Healthcare Corp., 7.690%, 6/15/25                 5,000,000        4,675,000
 Columbia/HCA Healthcare Corp., 7.750%, 7/15/36                 1,000,000          913,363
                                                                          ----------------
                                                                                17,731,113
                                                                          ----------------

HOME BUILDERS--0.4%
 Pulte Corp., 7.300%, 10/24/05                                  1,000,000          987,980
 Pulte Corp., 7.625%, 10/15/17                                  5,000,000        4,141,550
                                                                          ----------------
                                                                                 5,129,530
                                                                          ----------------

HOTELS--0.1%
 ITT Corp., 7.375%, 11/15/15                                    2,500,000        2,095,250
                                                                          ----------------



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                              Face
                                                            Amount          Value +
------------------------------------------------------------------------------------
BONDS AND NOTES - continued

INSURANCE--0.3%
 Conseco Financing Trust II, 8.700%, 11/15/26       USD  2,000,000 $        960,000
 Conseco, Inc., 8.500%, 10/15/02                         2,000,000        1,780,000
 UnumProvident Corp., 6.750%, 12/15/28                   2,000,000        1,721,260
                                                                   ----------------
                                                                          4,461,260
                                                                   ----------------

OFFICE EQUIPMENT--0.4%
 Xerox Capital (Europe) Plc, 5.250%, 12/03/04**     EUR  2,250,000        1,583,872
 Xerox Capital Trust I, 8.000%, 2/01/27             USD  5,150,000        2,832,500
 Xerox Corp., 3.500%, 2/04/04                       EUR  2,375,000        1,671,865
                                                                   ----------------
                                                                          6,088,237
                                                                   ----------------

OIL & GAS--1.8%
 Global Marine, Inc., 7.000%, 6/01/28               USD  1,000,000          957,510
 Pennzoil-Quaker State Co., 7.375%, 4/01/29              3,671,000        2,677,774
 Petroleos Mexicanos, 8.625%, 12/01/23 144A**            3,100,000        2,790,000
 Phillips 66 Capital Trust II, 8.000%, 1/15/37           1,000,000          959,530
 Pioneer Natural Resources Co., 7.200%, 1/15/28          3,000,000        2,407,500
 Seabulk International, Inc., 12.500%, 6/30/07           5,509,131        4,021,666
 Seagull Energy Corp., 7.500%, 9/15/27                   3,850,000        3,536,956
 Southern Natural Gas Co., 7.350%, 2/15/31               1,500,000        1,403,670
 Tennessee Gas Pipeline Co., 7.000%, 10/15/28            8,000,000        7,170,960
                                                                   ----------------
                                                                         25,925,566
                                                                   ----------------

OIL & GAS DRILLING EQUIPMENT--1.2 %
 R & B Falcon Corp., Series B, 7.375%, 4/15/18          18,000,000       17,677,566
                                                                   ----------------

OIL & GAS--MAJOR INTEGRATED--0.2%
 Perez Companc SA, 8.125%, 7/15/07 144A**                3,590,000        2,925,850
                                                                   ----------------

RAIL--TRANSPORT--0.5%
 Missouri Pacific Railroad Co., 5.000%, 1/01/45          3,389,000        1,974,093
 TFM SA de CV, 0.000%, 6/15/09 (step to 11.750% on
  6/15/02)#**                                            7,500,000        5,925,000
                                                                   ----------------
                                                                          7,899,093
                                                                   ----------------

REAL ESTATE INVESTMENT TRUSTS--4.6%
 AMB Property Corp., 7.500%, 6/30/18                     7,500,000        7,322,175
 CarrAmerica Realty Corp., 6.875%, 3/01/08               1,500,000        1,519,095
 EOP Operating LP, 7.500%, 4/19/29                       3,500,000        3,361,190
 First Industrial, 7.500%, 12/01/17                      8,400,000        7,804,104
 First Industrial, 7.600%, 7/15/28                      18,750,000       17,601,187
 Highwoods Realty LP, 7.500%, 4/15/18                    3,750,000        3,369,638
 Meditrust Corp., 7.000%, 8/15/07                        5,500,000        4,400,000
 Security Capital Industrial Trust, 7.625%, 7/01/17      3,375,000        3,290,591
 Spieker Properties, Inc., 7.500%, 10/01/27              2,098,000        1,980,659
 Susa Partnership LP, 7.450%, 7/01/18                    6,500,000        5,734,560
 Susa Partnership LP, 7.500%, 12/01/27                   7,905,000        6,856,165

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                    Face
                                                                  Amount          Value +
------------------------------------------------------------------------------------------
BONDS AND NOTES - continued

REAL ESTATE INVESTMENT TRUSTS--CONTINUED
 Susa Partnership LP, 8.200%, 6/01/17                    USD     760,000 $        721,156
 TriNet Corporate Realty Trust, Inc. 7.700%, 7/15/17           5,000,000        3,810,250
                                                                         ----------------
                                                                               67,770,770
                                                                         ----------------

RETAIL--GENERAL--2.6%
 Dillard's Inc., 6.430%, 8/01/04                               2,200,000        2,039,554
 Dillard's Inc., 7.000%, 12/01/28                              1,425,000          982,452
 Dillard's Inc., 7.130%, 8/01/18                                 500,000          366,080
 Dillon Read Structured Finance Corp., 7.430%, 8/15/18         2,000,000        1,320,000
 Dillon Read Structured Finance Corp., 7.600%, 8/15/07           736,101          633,047
 Dillon Read Structured Finance Corp., 8.550%, 8/15/19           500,000          335,000
 Dillon Read Structured Finance Corp., Series A, 6.660%,
  8/15/10                                                      2,716,060        2,118,527
 J.C. Penney Co., Inc., 6.875%, 10/15/15                         500,000          360,000
 J.C. Penney Co., Inc., 7.050%, 5/23/05                        1,125,000        1,057,500
 J.C. Penney Co., Inc., 7.125%, 11/15/23                       4,650,000        3,491,424
 J.C. Penney Co., Inc., 7.650%, 8/15/16                        1,520,000        1,199,432
 J.C. Penney Co., Inc., 7.950%, 4/01/17                        2,425,000        1,912,428
 J.C. Penney Co., Inc., 8.125%, 4/01/27                        1,500,000        1,152,336
 J.C. Penney Co., Inc., 8.250%, 8/15/22                          500,000          420,000
 J.C. Penney Co., Inc., 9.750%, 6/15/21                        1,000,000          965,000
 Kmart Corp., 7.950%, 2/01/23                                 16,690,000       13,185,100
 Kmart Corp., 9.350%, 1/02/20                                  2,000,000        1,698,740
 Kmart Corp., 9.780%, 1/05/20                                    500,000          413,750
 Sears Roebuck Acceptance Corp., 6.500%, 12/01/28              1,000,000          824,960
 Woolworth Corp., 8.500%, 1/15/22                              4,475,000        3,762,808
                                                                         ----------------
                                                                               38,238,138
                                                                         ----------------

STEEL--0.0%
 National Steel Corp., Series D, 9.875%, 3/01/09               1,000,000          380,000
                                                                         ----------------

SUPRANATIONAL--4.0%
 European Bank for Reconstruction & Development, Zero
  Coupon Bond, 2/10/28                                   AUD  50,000,000        4,919,170
 International Bank for Reconstruction & Development,
  Zero Coupon Bond, 8/20/07                              NZD 152,375,000       42,119,633
 International Bank for Reconstruction & Development,
  5.500%, 11/03/08                                             9,500,000        3,633,469
 International Bank for Reconstruction & Development,
  8.000%, 5/23/07                                             19,000,000        8,222,199
                                                                         ----------------
                                                                               58,894,471
                                                                         ----------------

TAXABLE MUNICIPAL--0.1%
 Orange County, California Pension Obligation, Zero
  Coupon Bond, 9/01/16                                   USD   5,000,000        1,848,350
                                                                         ----------------



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                       Face
                                                                     Amount          Value +
---------------------------------------------------------------------------------------------
BONDS AND NOTES - continued

TELECOMMUNICATIONS--3.3%
 Broadband Technologies, Inc., 5.000%, 5/15/01^              USD  9,800,000 $         49,000
 Call-Net Enterprises, Inc., 0.00%, 8/15/07 (step to 9.270%
  on 08/15/02)#                                                   5,000,000        1,100,000
 Call-Net Enterprises, Inc., 0.000%, 8/15/08 (step to 8.940%
  on 08/15/03)#                                                   3,890,000          700,200
 Global Crossing Holdings Ltd., 8.700%, 8/01/07                     500,000          207,500
 Hyperion Telecommunications, Inc., Series B, 13.000%,
  4/15/03                                                         1,250,000          562,500
 KPNQwest BV, 7.125%, 6/01/09**                              EUR    250,000           81,801
 Level 3 Communications, Inc., 0.000%, 12/01/08 (step to
  10.500% on 12/01/03)#                                      USD 10,000,000        2,700,000
 Level 3 Communications, Inc., 0.000%, 3/15/10 (step to
  12.875% on 03/15/05)#                                           3,475,000          695,000
 Level 3 Communications, Inc., 10.750%, 3/15/08              EUR  2,225,000          808,921
 Loxley Public Co. Ltd., 7.000%, 4/30/08**                   USD  4,133,860        1,612,205
 Lucent Technologies, Inc., 6.450%, 3/15/29                      12,000,000        7,680,000
 Lucent Technologies, Inc., 6.500%, 1/15/28                         500,000          310,000
 Nextlink Communications, Inc., 0.000%, 4/15/08
  (step to 9.450% on 4/15/03)#                                    5,000,000          650,000
 Nextlink Communications, Inc., 0.000%, 6/01/09
  (step to 12.250% on 6/01/04)#                                   7,000,000          595,000
 Nextlink Communications, Inc., 0.000%, 12/01/09
  (step to 12.125% on 12/01/04)#                                  2,725,000          204,375
 Nextlink Communications, Inc., 10.500%, 12/01/09                 3,025,000          544,500
 NTL Communications Corp., Series B, 0.000%, 4/15/09
  (step to 9.750% on 4/15/04)#                               GBP  6,900,000        2,637,270
 NTL Communications Corp., Series B, 0.000%, 11/15/09
  (step to 11.500% on 11/15/04)#                             USD  3,250,000          738,481
 NTL Communications Corp., Series B, 11.500%, 10/01/08            1,200,000          624,000
 NTL, Inc., Series B, 0.000%, 4/01/08
  (step to 9.750% on 4/01/03)#                                   11,555,000        3,466,500
 Philippine Long Distance Telephone Co., 8.350%, 3/06/17**        5,000,000        3,012,500
 RCN Corp., 0.000%, 10/15/07
  (step to 11.125% on 10/15/02)#                                  9,350,000        2,150,500
 RCN Corp., 0.000%, 2/15/08 (step to 9.800% on 2/15/03)#          8,670,000        1,994,100
 RCN Corp., 0.000%, 7/01/08
  (step to 11.000% on 7/01/03)#                                  15,650,000        3,599,500
 Sprint Capital Corp., 6.875%, 11/15/28                          10,000,000        8,967,000
 Teligent, Inc., 0.000%, 3/01/08
  (step to 11.500% on 3/01/03)#^                                 30,375,000           75,938
 Tritel PCS, Inc., 10.375%, 1/15/11                                 500,000          430,000
 WorldCom, Inc., 6.950%, 8/15/28                                  2,500,000        2,116,575
                                                                            ----------------
                                                                                  48,313,366
                                                                            ----------------

TELECOMMUNICATIONS--WIRELESS--1.0%
 Microcell Telecommunications, Inc., 0.000%, 10/15/07
  (step to 11.125% on 10/15/02)#                             CAD  5,000,000        1,204,514
 Motorola, Inc., 5.800%, 10/15/08                            USD    450,000          403,479
 Motorola, Inc., 6.500%, 11/15/28                                   800,000          617,408

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                    Face
                                                                  Amount          Value +
------------------------------------------------------------------------------------------
BONDS AND NOTES - continued

TELECOMMUNICATIONS--WIRELESS--CONTINUED
 Motorola, Inc., 7.625%, 11/15/10                         USD    600,000 $        599,940
 Nextel Communications, Inc., 0.000%, 10/31/07
  (step to 9.750% on 10/31/02) #                               8,880,000        5,150,400
 Nextel Communications, Inc., 9.375%, 11/15/09                 2,650,000        1,616,500
 Nextel International, Inc., 0.000%, 4/15/08
  (step to 12.125% on 4/15/03) #                              25,525,000        3,318,250
 Nextel International, Inc., 0.000%, 4/15/07
  (step to 13.000% on 4/15/02) #                               4,750,000          902,500
 Nextel International, Inc., 12.750%, 8/01/10                  2,250,000          618,750
                                                                         ----------------
                                                                               14,431,741
                                                                         ----------------

TEXTILE & APPAREL--0.3%
 Burlington Industries, Inc., 7.250%, 9/15/05                  1,100,000          253,000
 Burlington Industries, Inc., 7.250%, 8/01/27                  9,000,000        1,620,000
 Kellwood Co., 7.625%, 10/15/17                                2,500,000        1,768,655
 Phillips Van Heusen Corp., 7.750%, 11/15/23                   1,000,000          820,000
                                                                         ----------------
                                                                                4,461,655
                                                                         ----------------

TOBACCO--3.5%
 Philip Morris Cos., Inc., 7.750%, 1/15/27                    50,235,000       51,905,314
                                                                         ----------------

TRANSPORTATION--0.1%
 American President Cos. Ltd., 8.000%, 1/15/24                 2,425,000        1,406,500
                                                                         ----------------

UTILITIES--2.8%
 AES Corp., 8.875%, 11/01/27                                   5,000,000        3,250,000
 Boston Edison Co., 7.800%, 3/15/23                            1,000,000        1,009,641
 Commonwealth Edison Co., 4.750%, 12/01/11                       741,000          592,800
 Espirito Santo Centrais Eletricas SA, 10.000%, 7/15/07**      7,500,000        5,250,000
 KN Capital Trust, 7.630%, 4/15/28                            15,750,000       14,460,390
 Quezon Power Philippines Co., 8.860%, 6/15/17**               7,875,000        5,906,250
 Salton Sea Funding Corp., 7.840%, 5/30/10                     2,500,000        2,427,500
 Tenaga Nasional Berhad, 7.500%, 11/01/25 144A**               9,495,000        7,360,543
 Texas-New Mexico Power Co., 6.250%, 1/15/09                   1,000,000          949,450
                                                                         ----------------
                                                                               41,206,574
                                                                         ----------------

UTILITIES--ELECTRIC--0.1%
 Transener SA, 9.250%, 4/01/08 144A**                          2,250,000        1,417,500
                                                                         ----------------
 TOTAL NON-CONVERTIBLE BONDS
  (Identified Cost $1,401,605,837)                                          1,182,673,568
                                                                         ----------------

CONVERTIBLE BONDS--13.3%
AUTO & RELATED--0.5%
 Exide Corp., 2.900%, 12/15/05 144A                            4,945,000        1,656,575
 Magna International, Inc. Class A, 4.875%, 2/15/05            6,035,000        6,019,913
                                                                         ----------------
                                                                                7,676,488
                                                                         ----------------



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                 Face
                                                               Amount          Value +
---------------------------------------------------------------------------------------
BOND AND NOTES - continued

BANKING & FINANCE--0.5%
 Bangkok Bank Public Co. Ltd., 4.589%, 3/03/04**       USD 13,400,000 $      7,269,500
                                                                      ----------------

BUILDING & CONSTRUCTION--0.1%
 Empresas ICA Sociedad, 5.000%, 3/15/04**                   3,200,000        1,728,000
                                                                      ----------------

CANADIAN--0.2%
 Rogers Communications, Inc., 2.000%, 11/26/05              3,000,000        2,336,400
                                                                      ----------------

COMPUTERS--0.6%
 Hutchinson Technology, Inc., 6.000%, 3/15/05               2,400,000        2,100,000
 Maxtor Corp., 5.750%, 3/01/12                              6,950,000        4,726,000
 Quantum Corp.--DLT & Storage Systems, 7.000%, 8/01/04        881,000          762,065
 Western Digital, Zero Coupon Bond, 2/18/18                 4,150,000        1,369,500
                                                                      ----------------
                                                                             8,957,565
                                                                      ----------------

DIVERSIFIED OPERATIONS--0.1%
 Ogden Corp., 5.750%, 10/20/02                              1,650,000        1,617,549
                                                                      ----------------

ELECTRONIC COMPONENTS--SEMICONDUCTORS--3.0%
 Analog Devices, Inc., 4.750%, 10/01/05                    44,835,000       41,192,156
 Analog Devices, Inc., 4.750%, 10/01/05 144A                1,000,000          918,750
 Richardson Electronics Ltd., 7.250%, 12/15/06                450,000          360,000
 Vitesse Semiconductor Corp., 4.000%, 3/15/05               1,250,000          985,938
                                                                      ----------------
                                                                            43,456,844
                                                                      ----------------

ELECTRONIC MEASURING INSTRUMENTS--0.1%
 Thermedics, Inc., Zero Coupon Bond, 6/01/03                  950,000          836,000
                                                                      ----------------

FOOD--PROCESSING--0.3%
 Burns, Philp, 5.500%, 4/30/04**                            4,480,000        3,561,600
                                                                      ----------------

FREIGHT TRANSPORTATION--0.0%
 Builders Transportation, Inc., 8.000%, 8/15/05 ^           1,000,000            1,250
 Preston Corp., 7.000%, 5/01/11                               750,000          607,500
                                                                      ----------------
                                                                               608,750
                                                                      ----------------

HEALTHCARE--BIOTECHNOLOGY--0.5%
 Affymetrix, Inc., 4.750%, 2/15/07                          1,550,000          945,500
 Affymetrix, Inc., 4.750%, 2/15/07 144A                     1,000,000          610,000
 Human Genome Sciences, Inc., 3.750%, 3/15/07 144A          7,250,000        4,948,125
                                                                      ----------------
                                                                             6,503,625
                                                                      ----------------

HEALTHCARE--DRUGS--0.4%
 Glycomed, Inc., 7.500%, 1/01/03                            1,348,100        1,105,442
 NABI, Inc., 6.500%, 2/01/03                                4,750,000        4,227,500
                                                                      ----------------
                                                                             5,332,942
                                                                      ----------------

HEALTHCARE--SERVICES--0.1%
 Medical Care International, Inc., 6.750%, 10/01/06         1,500,000        1,485,000
                                                                      ----------------

INDUSTRIAL EQUIPMENT--0.1%
 MascoTech, Inc., 4.500%, 12/15/03                          2,375,000        2,006,875
                                                                      ----------------

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                Face
                                                              Amount          Value +
--------------------------------------------------------------------------------------
BOND AND NOTES - continued

INSURANCE--4.8%
 Loews Corp., 3.125%, 9/15/07                         USD 81,700,000 $     69,575,720
                                                                     ----------------

MACHINERY--0.0%
 Intevac, Inc., 6.500%, 3/01/04                            1,250,000          556,250
                                                                     ----------------

MANUFACTURING--0.2%
 FMC Corp., 6.750%, 1/16/05                                1,325,000        1,305,125
 Hexcel Corp., 7.000%, 8/01/11                             1,775,000        1,124,906
                                                                     ----------------
                                                                            2,430,031
                                                                     ----------------

OFFICE EQUIPMENT--0.8%
 Xerox Corp., 0.570%, 4/21/18                             24,500,000       12,250,000
                                                                     ----------------

OIL--DRILLING EQUIPMENT--0.0%
 Parker Drilling Co., 5.500%, 8/01/04                        500,000          441,700
                                                                     ----------------

OIL & GAS--0.3%
 Devon Energy Corp., 4.900%, 8/15/08                       1,400,000        1,409,660
 Devon Energy Corp., 4.950%, 8/15/08                       2,600,000        2,631,720
 Noram Energy Corp., 6.000%, 3/15/12                         447,500          424,566
                                                                     ----------------
                                                                            4,465,946
                                                                     ----------------

OIL & GAS--MAJOR INTEGRATED--0.0%
 Ssangyong Oil Refining Co., Inc., 3.000%, 12/31/04**        365,000          317,550
                                                                     ----------------

REAL ESTATE INVESTMENT TRUSTS--0.2%
 Federal Realty Investors Trust, 5.250%, 10/28/03          2,250,000        2,097,000
 Sizeler Property Investors, Inc., 8.000%, 7/15/03         1,175,000        1,099,565
                                                                     ----------------
                                                                            3,196,565
                                                                     ----------------

RETAIL--SPECIALTY--0.0%
 CML Group, Inc., 5.500%, 1/15/03^                         1,224,000              771
 Jacobson Stores, Inc., 6.750%, 12/15/11                     540,000          407,700
                                                                     ----------------
                                                                              408,471
                                                                     ----------------

TELECOMMUNICATIONS--0.5%
 Colt Telecom Group Plc, 2.000%, 3/29/06**            EUR    500,000          202,230
 Colt Telecom Group Plc, 2.000%, 12/16/06**                8,475,000        3,004,142
 Colt Telecom Group Plc, 2.000%, 4/03/07**                 3,975,000        1,535,473
 Koninklijke (Royal) KPN NV, 3.500%, 11/24/05**              250,000          138,607
 Level 3 Communications, Inc., 6.000%, 3/15/10        USD  3,000,000          746,250
 NTL Communications, Inc., 5.750%, 12/15/09                3,500,000          630,000
 Telewest Communications Plc, 5.250%, 2/19/07**       GBP  1,500,000        1,240,725
                                                                     ----------------
                                                                            7,497,427
                                                                     ----------------

TEXTILE & APPAREL--0.0%
 Dixie Yarns, Inc., 7.000%, 5/15/12                   USD    231,000           69,300
                                                                     ----------------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $209,387,527)                                           194,586,098
                                                                     ----------------

TOTAL BONDS AND NOTES
 (Identified Cost $1,610,993,364)                                       1,377,259,666
                                                                     ----------------



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                     Shares     Value +
----------------------------------------------------------------------------------------
COMMON STOCKS - 0.3% of net assets

ELECTRONIC COMPONENTS--SEMICONDUCTORS--0.1%
 Park Electrochemical Corp. *                                        23,055 $   501,446
                                                                            -----------

OIL & GAS--0.2%
 Diamond Offshore Drilling, Inc. *                                  127,777   3,222,536
 Seabulk International, Inc. 144A *                                  44,814     168,052
                                                                            -----------
                                                                              3,390,588
                                                                            -----------

STEEL--0.0%
 Geneva Steel Holdings Corp. *                                       63,979      35,189
                                                                            -----------

TELECOMMUNICATIONS--0.0%
 Loxley Public Co. Ltd. *                                         3,054,316     309,211
                                                                            -----------
 TOTAL COMMON STOCKS
  (Identified Cost $12,783,445)                                               4,236,434
                                                                            -----------

PREFERRED STOCKS - 2.6% of net assets

NON-CONVERTIBLE PREFERRED STOCK--1.5%

CHEMICALS--MAJOR--0.0%
 E.I. du Pont DeNemours & Co., $3.50                                  3,775     220,837
                                                                            -----------

REAL ESTATE INVESTMENT TRUSTS--1.1%
 AMB Property Corp., 8.50%                                           20,600     519,120
 CarrAmerica Realty Corp., Series B, 8.570%                         114,300   2,766,060
 CarrAmerica Realty Corp., Series C, 8.550%                          23,150     555,600
 Developers Diversified Realty Corp., 9.440%                         26,600     665,000
 Developers Diversified Realty Corp., 9.500%                         25,450     633,705
 Developers Diversified Realty Corp., Class C, 8.375%                 3,000      70,650
 Duke-Weeks Realty Corp., Series F, 8.000%                            8,103     200,468
 Equity Office Properties Trust, Series F, 8.000%                     6,600     166,122
 Equity Residential Properties Trust, Series L, 7.625%               71,468   1,722,379
 First Industrial Realty Trust, Inc., Series D, 7.950%               32,700     742,290
 First Industrial Realty Trust, Inc., Series E, 7.900%              154,200   3,454,080
 Highwoods Properties, Inc., Series B, 8.000%                        60,500   1,352,175
 Highwoods Properties, Inc., Series D, 8.000%                        12,000     264,120
 Liberty Property Trust, Series A, 8.800%                             5,300     132,288
 New Plan Excel Realty Trust, Inc., Series B, 8.625%                 30,700     758,290
 ProLogis Trust, Series D, 7.920%                                    45,500   1,030,575
 Public Storage, Inc., Series L, 8.250%                              19,100     482,084
 Shurgard Storage Centers, Inc., Series C, 8.700%                     2,700      70,200
                                                                            -----------
                                                                             15,585,206
                                                                            -----------

TELECOMMUNICATIONS--0.2%
 Adelphia Business Solutions, Inc., Series B, 12.875% PIK            21,076   2,529,078
 Nextel Communications, Inc., 11.125% PIK                             1,820     746,369
                                                                            -----------
                                                                              3,275,447
                                                                            -----------

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                        Shares          Value +
--------------------------------------------------------------------------------
PREFERRED STOCKS - continued

UTILITIES--0.2%
 Central Maine Power Co., 3.500%                         2,230 $        107,040
 Connecticut Light & Power Co., $1.90                    2,925           72,760
 Entergy Louisiana, Inc., 4.160%                         2,600          133,900
 MDU Resources Group, Inc., 5.100% 144A                  3,560          331,080
 Niagara Mohawk Power Corp., 4.850%                      5,000          310,000
 Pacific Gas & Electric Co., Series H, 4.500%^          45,000          463,500
 Pacific Gas & Electric Corp. Series D, 5.000%^         75,000          870,000
 PECO Energy Co., $3.80                                    300           17,100
 Public Service Co., 4.000%                                360           19,314
 Southern California Edison Co., 4.320%                 50,000          422,500
 Southern California Edison Co., 6.450%                  2,500          135,781
 Xcel Energy, Inc., $3.60                                1,100           59,400
                                                               ----------------
                                                                      2,942,375
                                                               ----------------
 TOTAL NON-CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $35,257,522)                                      22,023,865
                                                               ----------------

CONVERTIBLE PREFERRED STOCKS--1.1%

BUILDING MATERIALS--0.0%
 Owens Corning, 6.500%^                                133,000          182,875
                                                               ----------------

FINANCIAL SERVICES--0.2%
 Newell Financial Trust I, 5.250%                       55,000        2,000,625
                                                               ----------------

METALS--0.0%
 Bethlehem Steel Corp., $3.50^                         109,050          436,200
                                                               ----------------

OIL & GAS--0.2%
 EVI, Inc., 5.000%                                      59,500        2,327,938
 Western Gas Resources, Inc., $2.625                    25,000        1,087,500
                                                               ----------------
                                                                      3,415,438
                                                               ----------------

REAL ESTATE INVESTMENT TRUSTS--0.1%
 Equity Residential Properties Trust, 7.250%            69,200        1,759,756
                                                               ----------------

RETAIL--GENERAL--0.1%
 Kmart Financing Corp., 7.750%                          39,000        1,450,410
                                                               ----------------

TELECOMMUNICATIONS--0.5%
 Philippine Long Distance Telephone Co., $3.50 GDS**   281,800        6,875,920
 Williams Communications Group, Inc., 6.750%            15,000          157,500
                                                               ----------------
                                                                      7,033,420
                                                               ----------------
 TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $27,175,766)                                      16,278,724
                                                               ----------------
 TOTAL PREFERRED STOCKS
  (Identified Cost $62,433,288)                                      38,302,589
                                                               ----------------



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                     Shares          Value +
---------------------------------------------------------------------------------------------
WARRANTS - 0.0% of net assets

FOREST & PAPER PRODUCTS--0.0%
 Asia Pulp & Paper Ltd., expiring 03/15/05 144A* **                   4,800 $              0
                                                                            ----------------

OIL & GAS--0.0%
 Seabulk International, Inc., expiring 06/30/07 144A*                30,619           61,238
 Seabulk International, Inc., expiring 12/15/03*                      4,212            1,579
                                                                            ----------------
                                                                                      62,817
                                                                            ----------------
 TOTAL WARRANTS
  (Identified Cost $36,295)                                                           62,817
                                                                            ----------------

                                                                       Face
                                                                     Amount
---------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 1.6% of net assets
 Repurchase Agreement with State Street Corp., dated 9/28/01 at 2.000% to be repurchased at $23,789,964 on 10/01/01
  collateralized by $22,785,000 U.S. Treasury Note, 6.000%
  due 09/30/02 with a value of $24,266,025                   USD 23,786,000       23,786,000
                                                                            ----------------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $23,786,000)                                                   23,786,000
                                                                            ----------------
TOTAL INVESTMENTS--98.4%
 (IDENTIFIED COST $1,710,032,392)@                                             1,443,647,506
 Cash and Other Assets, Less Liabilities--1.6%                                    22,836,719
                                                                            ----------------
NET ASSETS--100%                                                            $  1,466,484,225
                                                                            ================

+    See Note 1.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
**   Foreign issued security
# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
/\   Security in default
PIK  All or a portion of income may be received as additional securities.
*    Non-income producing security
@ At September 30, 2001, the net unrealized depreciation on investments based on cost of $1,710,261,355 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $42,444,607 and $309,058,456, respectively, resulting in net unrealized depreciation of $266,613,849.

Key to Abbreviations:
AUD: Australian Dollar
CAD: Canadian Dollar
EUR: Euro
GBP: British Pound
GDS: Global Depositary Shares
NZD: New Zealand Dollar
USD: United States Dollar
ZAR: South African Rand

                See accompanying notes to financial statements.

Loomis Sayles Global Bond Fund
PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                    Face
                                                                  Amount      Value +
--------------------------------------------------------------------------------------
BONDS AND NOTES - 97.7% of net assets

NON-CONVERTIBLE BONDS--95.4%

AUSTRALIA--5.9%
 New South Wales Trust, 6.500%, 5/01/06                    AUD 1,900,000 $    993,183
 Queensland Treasury, 6.000%, 7/14/09                            760,000      383,039
 Queensland Treasury, 8.000%, 9/14/07                          1,600,000      895,166
 South Australia Government Finance Authority, Zero Coupon
  Bond, 12/21/15                                               2,750,000      562,129
                                                                         ------------
                                                                            2,833,517
                                                                         ------------

BRAZIL--0.9%
 Republic of Brazil C Bond, 8.000%, 4/15/14                USD   615,705      414,062
                                                                         ------------

CANADA--3.5%
 Alliance Pipeline LP, 7.877%, 12/31/25 144A                     150,000      147,062
 Government of Canada, 6.625%, 10/03/07                    NZD 1,200,000      491,006
 Province of Saskatchewan, 5.750%, 3/05/29                 CAD 1,600,000      926,263
 Rogers Cablesystems Ltd., 9.650%, 1/15/14                       150,000       96,995
                                                                         ------------
                                                                            1,661,326
                                                                         ------------

CAYMAN ISLAND--2.1%
 Enersis SA, 7.400%, 12/01/16                              USD   400,000      353,235
 PDVSA Finance Ltd., 7.400%, 8/15/16                             230,000      215,625
 Pemex Finance Ltd., 8.875%, 11/15/10                            400,000      436,760
                                                                         ------------
                                                                            1,005,620
                                                                         ------------

DENMARK--2.3%
 Kommunekredit, 5.000%, 7/06/06                            NOK 4,820,000      508,669
 Rohm & Haas Denmark A/S, 6.000%, 3/09/07                  EUR   650,000      605,844
                                                                         ------------
                                                                            1,114,513
                                                                         ------------

FINLAND--2.4%
 Republic of Finland, 5.000%, 7/04/07                          1,240,000    1,156,519
                                                                         ------------

FRANCE--1.0%
 Dexia Municipal Agency, 5.500%, 4/25/06                         525,000      498,344
                                                                         ------------

GERMANY--8.2%
 Allgemeine HypothekenBank AG, 4.250%, 1/20/14                 2,525,000    2,054,000
 Federal Republic of Germany, 4.750%, 7/04/28                  1,075,000      870,958
 Kreditanstalt Wierdarauf, 6.000%, 2/09/06                     1,062,421    1,033,712
                                                                         ------------
                                                                            3,958,670
                                                                         ------------

IRELAND--5.7%
 Republic of Ireland, 3.500%, 10/18/05                         1,335,000    1,186,513
 Republic of Ireland, 4.600%, 4/18/16                          1,875,000    1,572,795
                                                                         ------------
                                                                            2,759,308
                                                                         ------------



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                          Face
                                                                        Amount      Value +
--------------------------------------------------------------------------------------------
BONDS AND NOTES - continued

KOREA--1.0%
 Korea Electric Power Corp., 7.750%, 4/01/13                    USD    475,000 $    501,125
                                                                               ------------

MALAYSIA--3.5%
 Tenaga Nasional Berhad, 7.500%, 11/01/25 144A                       2,165,000    1,678,312
                                                                               ------------

MEXICO--2.0%
 Petroleos Mexicanos, 8.625%, 12/01/23 144A                            500,000      450,000
 United Mexican States, 8.375%, 1/14/11                                500,000      495,000
                                                                               ------------
                                                                                    945,000
                                                                               ------------

NETHERLANDS--5.0%
 Deutsche Telekom AG, 5.250%, 5/20/08                           EUR  1,089,196      943,937
 Koninklijke (Royal) KPN NV, 4.750%, 11/05/08                          305,000      189,892
 Koninklijke Philips Electric NV, 6.125%, 5/16/11                      445,000      403,574
 Mannesmann Finance BV, 4.750%, 5/27/09                                855,000      717,039
 PTC International Finance BV, 0.000%, 7/01/07
  (step to 10.750% on 7/01/02)#                                 USD    190,000      142,500
                                                                               ------------
                                                                                  2,396,942
                                                                               ------------

NEW ZEALAND--1.0%
 Government of New Zealand, 6.000%, 11/15/11                    NZD    600,000      235,589
 Government of New Zealand, 8.000%, 11/15/06                           500,000      220,953
                                                                               ------------
                                                                                    456,542
                                                                               ------------

PANAMA--2.1%
 Republic of Panama, 8.875%, 9/30/27                            USD  1,125,000      992,812
                                                                               ------------

PERU--0.5%
 Republic of Peru, 4.000%, 3/07/17 (step to 4.500% on 3/07/03)#        400,000      256,520
                                                                               ------------

PHILIPPINES--2.7%
 Bangko Sentral Pilipinas, 8.600%, 6/15/27                           1,300,000      845,000
 Republic of Philippines, 10.625%, 3/16/25                             550,000      445,500
                                                                               ------------
                                                                                  1,290,500
                                                                               ------------

SOUTH AFRICA--2.9%
 Republic of South Africa, 8.500%, 6/23/17                           1,400,000    1,368,500
                                                                               ------------

SUPRANATIONAL--5.9%
 Asian Development Bank, 5.375%, 9/15/03                        AUD    500,000      250,094
 European Investment Bank, 5.375%, 8/28/07                      NOK  6,330,000      667,252
 European Investment Bank, 6.000%, 11/26/04                     GBP    100,000      150,864
 European Investment Bank, 9.250%, 7/05/02                      HUF 66,750,000      233,950
 Inter-American Development Bank, 5.500%, 3/30/10               EUR  1,210,000    1,138,261
 International Bank for Reconstruction & Development, Zero
  Coupon Bond, 8/20/07                                          NZD  1,500,000      414,632
                                                                               ------------
                                                                                  2,855,053
                                                                               ------------

SWEDEN--4.3%
 Government of Sweden, 5.250%, 3/15/11                          SEK 22,475,000    2,088,500
                                                                               ------------

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                  Face
                                                                Amount      Value +
------------------------------------------------------------------------------------
BONDS AND NOTES - continued

THAILAND--1.2%
 Thai Farmers Bank Plc, 8.250%, 8/21/16 144A             USD   750,000 $    585,000
                                                                       ------------

TRINIDAD AND TOBAGO--2.1%
 Republic of Trinidad & Tobago, 9.750%, 7/01/20                950,000    1,007,000
                                                                       ------------

UNITED STATES--29.2%
 Citi Credit Card Issuance Trust, 5.375%, 4/11/11        EUR   375,000      340,003
 Columbia/HCA Healthcare Corp., 7.500%, 12/15/23         USD   250,000      212,500
 CSX Corp., 6.800%, 12/01/28                                   475,000      433,884
 Dana Corp., 9.000%, 8/15/11 144A                        EUR   360,000      294,484
 ERAC USA Finance Co., 7.350%, 6/15/08                   USD   450,000      464,376
 Federal Home Loan Mortgage Corp., 5.000%, 1/15/12       EUR 1,770,000    1,599,020
 Federal National Mortgage Association, 5.500%, 3/15/11  USD 1,590,000    1,615,838
 Federal National Mortgage Association, 6.022%, 11/25/10     1,000,000    1,033,286
 Federal National Mortgage Association, 6.375%, 8/15/07  AUD 3,375,000    1,740,942
 First Industrial, 7.600%, 7/15/28                       USD   300,000      281,619
 First Union Corp., 6.400%, 4/01/08                            450,000      464,144
 Ford Motor Credit Co., 6.125%, 9/19/05                  EUR   405,000      375,705
 Fort James Corp., 4.750%, 6/29/04                           2,150,000    1,888,769
 Household Finance Corp., 5.125%, 6/24/09                      825,000      710,176
 Kmart Corp., 7.950%, 2/01/23                            USD   150,000      118,500
 Lear Corp., 8.125%, 4/01/08 144A                        EUR   200,000      169,419
 News America Holdings, Inc., 8.625%, 2/07/14            AUD 1,240,000      629,751
 Pennzoil-Quaker State Co., 6.750%, 4/01/09              USD    50,000       43,154
 Qwest Capital Funding, Inc., 7.250%, 2/15/11                  130,000      132,683
 Temple-Inland, Inc., 6.750%, 3/01/09                          300,000      296,886
 Tiverton Power Associates Ltd., 9.000%, 7/15/18 144A          500,000      490,080
 Transocean Sedco Forex, Inc., 7.500%, 4/15/31                 300,000      285,843
 US West Capital Funding, Inc., 6.875%, 7/15/28                500,000      428,160
                                                                       ------------
                                                                         14,049,222
                                                                       ------------
 TOTAL NON-CONVERTIBLE BONDS
  (Identified Cost $48,032,202)                                          45,872,907
                                                                       ------------

CONVERTIBLE BONDS--2.3%

HONG KONG--0.6%
 Bangkok Bank Public Co. Ltd., 4.589%, 3/03/04                 500,000      271,250
                                                                       ------------

JAPAN--0.5%
 MBL International Finance (Bermuda), 3.000%, 11/30/02         250,000      250,313
                                                                       ------------

UNITED KINGDOM--0.2%
 Telewest Communications Plc, 5.250%, 2/19/07            GBP   140,000      115,801
                                                                       ------------



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                         Face
                                                                       Amount      Value +
-------------------------------------------------------------------------------------------

BOND AND NOTES - continued

UNITED STATES--1.0%
 Analog Devices, Inc., 4.750%, 10/01/05                           USD 300,000 $    275,625
 Comverse Technology, Inc., 1.500%, 12/01/05                          275,000      198,000
                                                                              ------------
                                                                                   473,625
                                                                              ------------
 TOTAL CONVERTIBLE BONDS
  (Identified Cost $1,197,637)                                                   1,110,989
                                                                              ------------
 TOTAL BONDS AND NOTES
  (Identified Cost $49,229,839)                                                 46,983,896
                                                                              ------------

SHORT-TERM INVESTMENT - 0.5% of net assets
 Repurchase Agreement with State Street Corp., dated 9/28/01 at
  2.000% to be repurchased at $231,039 on 10/01/01 collateralized by $150,000 U.S. Treasury Bond, 13.250% due 05/15/14 with a
  value of $241,275                                                   231,000      231,000
                                                                              ------------
 TOTAL SHORT-TERM INVESTMENT                                                       231,000
                                                                              ------------
  (Identified Cost $231,000)
TOTAL INVESTMENTS--98.2%
 (IDENTIFIED COST $49,460,839) @                                                47,214,896
 Cash and Other Assets, Less Liabilities--1.8%                                     841,171
                                                                              ------------
NET ASSETS--100%                                                              $ 48,056,067
                                                                              ============

+   See Note 1.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
@ At September 30, 2001, the net unrealized depreciation on investments based on cost of $49,469,681 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,441,891 and $3,696,676, respectively, resulting in net unrealized depreciation of $2,254,785.

Key to Abbreviations:
AUD: Australian Dollar
CAD: Canadian Dollar
EUR: Euro
GBP: Great British Pound
HUF: Hungarian Forint
NOK: Norwegian Krone
NZD: New Zealand Dollar
SEK: Swedish Krona
USD: United States Dollar

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001


               TEN LARGEST SECTOR HOLDINGS AT SEPTEMBER 30, 2001
                         AS A PERCENTAGE OF NET ASSETS

                 Foreign Government/Agency               33.3%
                 Government Agencies                     12.5%
                 Banking & Finance                       10.3%
                 Financial Services                       8.1%
                 Telecommunications                       7.4%
                 Supranational                            5.4%
                 Utilities                                5.3%
                 Forest & Paper Products                  4.5%
                 Banks/Savings & Loans                    1.5%
                 Media & Entertainment                    1.3%

                See accompanying notes to financial statements.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

Loomis Sayles High Yield Fund
PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                  Face
                                                                Amount      Value +
------------------------------------------------------------------------------------
BONDS AND NOTES - 85.8% of net assets

NON-CONVERTIBLE BONDS--64.7%

AGRICULTURAL--1.0%
 IMC Global, Inc., 6.550%, 1/15/05                       USD   250,000 $    211,207
 IMC Global, Inc., 7.300%, 1/15/28                             200,000      120,000
                                                                       ------------
                                                                            331,207
                                                                       ------------

AIRLINES--0.3%
 United Air Lines, Inc., 9.750%, 8/15/21                       125,000       91,250
                                                                       ------------

AUTO & RELATED--2.5%
 Cummins Engine Co., Inc., 7.125%, 3/01/28                     250,000      191,175
 Dana Corp., 7.000%, 3/01/29                                   600,000      402,000
 Dana Corp., 9.000%, 8/15/11 144A                        EUR   250,000      204,503
                                                                       ------------
                                                                            797,678
                                                                       ------------

BANKING & FINANCE--3.8%
 Bangko Sentral Pilipinas, 8.600%, 6/15/27**             USD 1,000,000      650,000
 Bangkok Bank Public Co. Ltd., 9.025%, 3/15/29 144A**          600,000      459,000
 Thai Farmers Bank Plc, 8.250%, 8/21/16 144A**                 125,000       97,500
                                                                       ------------
                                                                          1,206,500
                                                                       ------------

CABLE--0.8%
 Century Communications Corp., Zero Coupon Bond, 1/15/08       250,000      107,500
 Multicanal SA, 10.500%, 2/01/07**                             125,000       58,750
 Multicanal SA, 10.500%, 4/15/18**                             250,000       80,000
                                                                       ------------
                                                                            246,250
                                                                       ------------

CANADIAN--0.5%
 Nortel Networks Ltd., 6.125%, 2/15/06                         175,000      136,840
                                                                       ------------

CHEMICALS--2.0%
 Borden, Inc., 7.875%, 2/15/23                                 350,000      234,675
 Borden, Inc., 9.250%, 6/15/19                                 500,000      396,630
                                                                       ------------
                                                                            631,305
                                                                       ------------

CHEMICALS--SPECIALTY--0.3%
 Solutia, Inc., 7.375%, 10/15/27                               100,000       81,829
                                                                       ------------

COMMUNICATIONS--1.4%
 Charter Communications Holdings, 0.000%, 4/01/11
  (step to 9.920% on 4/04/04)#                                 250,000      162,500
 Williams Communications Group, Inc., 10.700%, 10/01/07        200,000       84,000
 Williams Communications Group, Inc., 11.700%, 8/01/08         350,000      147,000
 Williams Communications Group, Inc., 11.875%, 8/01/10         125,000       52,500
                                                                       ------------
                                                                            446,000
                                                                       ------------

ELECTRONIC COMPONENTS--0.0%
 Zenith Electronics Corp., 8.190%, 11/01/09                    169,000       16,900
                                                                       ------------

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                           Face
                                                                         Amount      Value +
---------------------------------------------------------------------------------------------
BONDS AND NOTES - continued

ELECTRONIC COMPONENTS--SEMICONDUCTORS--0.6%
 Hyundai Semiconductor, 8.625%, 5/15/07 144A**                    USD   545,000 $    201,650
                                                                                ------------

ENTERTAINMENT--0.5%
 Boston Celtics Ltd., 6.000%, 6/30/38                                   263,000      148,924
                                                                                ------------

FINANCIAL SERVICES--5.4%
 Cerro Negro Finance Ltd., 7.900%, 12/01/20 144A**                      100,000       82,685
 DR Structured Finance Corp., 9.350%, 8/15/19                           150,000      112,500
 Green Tree Financial Corp., 7.590%, 7/15/29                            250,000      154,250
 Green Tree Financial Corp., 7.900%, 4/15/27                            125,000       76,250
 Murrin Murrin Holdings Property Ltd., 9.375%, 8/31/07**                400,000      300,000
 Panda Funding Corp., 11.625%, 8/20/12                                  729,102      729,102
 Pindo Deli Finance Mauritius Ltd., 10.750%, 10/01/07^ **               450,000       45,000
 Pindo Deli Finance Mauritius Ltd., 10.875%, 10/01/27^ **               660,000       59,400
 Port Arthur Finance Corp., 12.500%, 1/15/09                            150,000      150,000
                                                                                ------------
                                                                                   1,709,187
                                                                                ------------

FOOD & BEVERAGE--0.2%
 Compania de Alimentos Fargo SA, 13.250%, 8/01/08 **                    100,000       49,000
                                                                                ------------

FOREIGN GOVERNMENT/AGENCY--6.0%
 Escom, 11.000%, 6/01/08                                          ZAR   400,000       44,367
 Ivory Coast, Inc., 2.000%, 3/29/18 (step to 3.000% on 3/31/08)#^ USD   427,500       65,194
 Republic of Argentina, 7.000%, 12/19/08                                208,784      125,542
 Republic of Argentina, 8.875%, 3/01/29                                 375,000      174,412
 Republic of Brazil, 11.000%, 8/17/40                                   250,000      162,812
 Republic of Brazil C Bond, 8.000%, 4/15/14                           1,139,052      766,012
 Republic of Ecuador, 12.000%, 11/15/12 144A                            100,000       65,500
 Republic of Panama, 8.875%, 9/30/27                                    125,000      110,313
 Republic of South Africa, 12.500%, 12/21/06                      ZAR   600,000       72,137
 Republic of Venezuela, 9.250%, 9/15/27                           USD   425,000      284,750
                                                                                ------------
                                                                                   1,871,039
                                                                                ------------

FOREST & PAPER PRODUCTS--0.4%
 Indah Kiat Finance Mauritius Ltd., 10.000%, 7/01/07^ **                500,000       75,000
 Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/04^ **                       400,000       54,000
                                                                                ------------
                                                                                     129,000
                                                                                ------------

FREIGHT TRANSPORTATION--1.2%
 Transportacion Maritima Mexicana SA de CV, 10.250%, 11/15/06**         500,000      386,250
                                                                                ------------

INSURANCE--1.0%
 Conseco Financing Trust II, 8.700%, 11/15/26                           200,000       96,000
 Conseco, Inc., 8.500%, 10/15/02                                        100,000       89,000
 Conseco, Inc., 8.750%, 2/09/04                                         150,000      118,500
                                                                                ------------
                                                                                     303,500
                                                                                ------------



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                       Face
                                                                     Amount      Value +
-----------------------------------------------------------------------------------------
BONDS AND NOTES - continued

OFFICE EQUIPMENT--2.3%
 Xerox Capital Trust I, 8.000%, 2/01/27                         USD 400,000 $    220,000
 Xerox Corp., 7.150%, 8/01/04                                       350,000      308,000
 Xerox Corp., 7.200%, 4/01/16                                       300,000      208,500
                                                                            ------------
                                                                                 736,500
                                                                            ------------

OIL & GAS--4.6%
 Chesapeake Energy Corp., 8.500%, 3/15/12                           125,000      117,500
 Clark Refining & Marketing, Inc., 8.375%, 11/15/07                 225,000      184,500
 Pennzoil-Quaker State Co., 6.750%, 4/01/09                         250,000      215,770
 Pennzoil-Quaker State Co., 7.375%, 4/01/29                         600,000      437,664
 Pioneer Natural Resources Co., 7.200%, 1/15/28                     350,000      280,875
 Seabulk International, Inc., 12.500%, 6/30/07                      126,937       92,665
 Seagull Energy Corp., 7.500%, 9/15/27                              125,000      114,836
                                                                            ------------
                                                                               1,443,810
                                                                            ------------

OIL & GAS REFINING--0.3%
 Clark Oil & Refining Corp., 9.500%, 9/15/04                        100,000       94,000
                                                                            ------------

RAIL--TRANSPORT--1.6%
 Missouri Pacific Railroad Co., 4.750%, 1/01/20                      30,000       19,650
 TFM SA de CV, 0.000%, 6/15/09 (step to 11.750% on 6/15/02)# **     600,000      474,000
                                                                            ------------
                                                                                 493,650
                                                                            ------------

REAL ESTATE INVESTMENT TRUSTS--0.9%
 Meditrust Corp., 7.000%, 8/15/07                                   100,000       80,000
 TriNet Corporate Realty Trust, Inc., 7.700%, 7/15/17               250,000      190,513
                                                                            ------------
                                                                                 270,513
                                                                            ------------

RETAIL--GENERAL--8.6%
 Dillard's, Inc., 6.625%, 1/15/18                                   500,000      354,580
 Dillon Read Structured Finance Corp., 7.430%, 8/15/18              350,000      231,000
 Dillon Read Structured Finance Corp., 7.600%, 8/15/07               57,733       49,651
 J.C. Penney Co., Inc., 6.500%, 12/15/07                            250,000      218,750
 J.C. Penney Co., Inc., 6.875%, 10/15/15                            300,000      216,000
 J.C. Penney Co., Inc., 7.050%, 5/23/05                             125,000      117,500
 J.C. Penney Co., Inc., 7.125%, 11/15/23                            250,000      187,711
 J.C. Penney Co., Inc., 7.375%, 8/15/08                             200,000      181,000
 J.C. Penney Co., Inc., 7.600%, 4/01/07                             150,000      136,296
 J.C. Penney Co., Inc., 9.750%, 6/15/21                             250,000      241,250
 Kmart Corp., 9.350%, 1/02/20                                       350,000      297,279
 Woolworth Corp., 8.500%, 1/15/22                                   550,000      462,468
                                                                            ------------
                                                                               2,693,485
                                                                            ------------

STEEL--0.1%
 National Steel Corp., Series D, 9.875%, 3/01/09                    100,000       38,000
                                                                            ------------

TELECOMMUNICATIONS--9.7%
 Broadband Technologies, Inc., 5.000%, 5/15/01^                     100,000          500

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                          Face
                                                                        Amount      Value +
--------------------------------------------------------------------------------------------
BONDS AND NOTES - continued

TELECOMMUNICATIONS--CONTINUED
 Call-Net Enterprises, Inc., 0.000%, 5/15/09
  (step to 10.800% on 5/15/04)#                                  USD   250,000 $     42,500
 Call-Net Enterprises, Inc., 0.000%, 8/15/07
  (Step to 9.270% on 8/15/02)#                                         200,000       44,000
 Call-Net Enterprises, Inc., 8.000%, 8/15/08                           500,000      115,000
 Global Crossing Holdings Ltd., 9.500%, 11/15/09                       100,000       41,500
 Hyperion Telecommunications, Inc., Series B, 13.000%, 4/15/03         150,000       67,500
 KPNQwest NV, 7.125%, 6/01/09**                                  EUR   125,000       40,900
 Level 3 Communications, Inc., 0.000%, 12/01/08
  (step to 10.500% on 12/01/03)#                                 USD   775,000      209,250
 Level 3 Communications, Inc., 0.000%, 3/15/10
  (step to 12.875% on 03/15/05)#                                       500,000      100,000
 Level 3 Communications, Inc., 10.750%, 3/15/08                  EUR   250,000       90,890
 Loxley Public Co. Ltd., 7.000%, 4/30/08**                       USD    62,158       24,242
 Lucent Technologies, Inc., 6.450%, 3/15/29                          1,050,000      672,000
 Lucent Technologies, Inc., 7.250%, 7/15/06                            125,000      102,500
 McLeodUSA, Inc., 11.375%, 1/01/09                                     100,000       29,000
 Nextlink Communications, Inc., 0.000%, 4/15/08
  (step to 9.450% on 4/15/03)#                                         800,000      104,000
 Nextlink Communications, Inc., 0.000%, 6/01/09
  (step to 12.250% on 6/01/04)#                                        450,000       38,250
 Nextlink Communications, Inc., 0.000%, 12/01/09
  (step to 12.125% on 12/01/04)#                                       250,000       18,750
 Nextlink Communications, Inc., 10.500%, 12/01/09                      100,000       18,000
 NTL Communications Corp., Series B, 0.000%, 4/15/09
  (step to 9.750% on 4/15/04)#                                   GBP   600,000      229,328
 NTL Communications Corp., Series B, 0.000%, 11/15/09
  (step to 11.500% on 11/15/04)#                                 USD   600,000      136,335
 NTL, Inc., Series B, 0.000%, 4/01/08
  (step to 9.75% on 4/01/03)#                                          100,000       30,000
 Philippine Long Distance Telephone Co., 8.350%, 3/06/17**             200,000      120,500
 RCN Corp., 0.000%, 10/15/07 (step to 11.125% on 10/15/02)#            500,000      115,000
 RCN Corp., 0.000%, 2/15/08 (step to 9.800% on 2/15/03)#             1,000,000      230,000
 RCN Corp., 0.000%, 7/01/08 (step to 11.000% on 7/01/03)#              100,000       23,000
 TeleCorp PCS, Inc., 0.000%, 4/15/09
  (step to 11.625% on 4/15/04)#                                        250,000      147,500
 Telewest Communications Plc, 0.000%, 4/15/09
  (step to 9.25% on 4/15/04)#                                          250,000       88,750
 Teligent, Inc., 0.000%, 3/01/08 (step to 11.500% on 3/01/03)# ^       500,000        1,250
 Tritel PCS, Inc., 10.375%, 1/15/11                                    200,000      172,000
                                                                               ------------
                                                                                  3,052,445
                                                                               ------------

TELECOMMUNICATIONS--WIRELESS--2.7%
 Microcell Telecommunications, Inc., 0.000%, 10/15/07
  (step to 11.125% on 10/15/02)#                                 CAD   985,000      237,289
 Nextel Communications, Inc., 0.000%, 10/31/07
  (step to 9.750% on 10/31/02)#                                  USD   100,000       58,000



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                 Face
                                                               Amount      Value +
-----------------------------------------------------------------------------------
BONDS AND NOTES - continued

TELECOMMUNICATIONS--WIRELESS--CONTINUED
 Nextel Communications, Inc., 0.00%, 2/15/08
  (step to 9.950% on 2/15/03)#                            USD 350,000 $    178,500
 Nextel Communications, Inc., 9.375%, 11/15/09                100,000       61,000
 Nextel International, Inc., 0.00%, 4/15/07
  (step to 13.000% on 4/15/02)#                               375,000       71,250
 Nextel International, Inc., 0.00%, 4/15/08
  (step to 12.125% on 4/15/03)#                               500,000       65,000
 US Unwired, Inc., Series B, 0.00%, 11/01/09
  (step to 13.375% on 11/01/04)#                              300,000      165,000
                                                                      ------------
                                                                           836,039
                                                                      ------------

TEXTILE & APPAREL--0.9%
 Phillips Van Heusen Corp., 7.750%, 11/15/23                  330,000      270,600
                                                                      ------------

TRANSPORTATION--1.0%
 American President Cos. Ltd., 7.125%, 11/15/03               125,000       97,500
 American President Cos. Ltd., 8.000%, 1/15/24                385,000      223,300
                                                                      ------------
                                                                           320,800
                                                                      ------------

UTILITIES--4.1%
 AES Corp., 8.875%, 11/01/27                                  350,000      227,500
 Espirito Santo Centrais Eletricas SA, 10.000%, 7/15/07**     350,000      245,000
 Quezon Power Philippines Co., 8.860%, 6/15/17**              550,000      412,500
 Tata Electric Co., 8.500%, 8/19/17 144A**                    475,000      389,742
                                                                      ------------
                                                                         1,274,742
                                                                      ------------
 TOTAL NON-CONVERTIBLE BONDS
  (Identified Cost $26,464,089)                                         20,308,893
                                                                      ------------

CONVERTIBLE BONDS--21.1%
AUTO & RELATED--0.4%
 Exide Corp., 2.900%, 12/15/05 144A                           400,000      134,000
                                                                      ------------

COMMUNICATIONS EQUIPMENT--0.2%
 ONI Systems Corp., 5.000%, 10/15/05                          100,000       73,860
                                                                      ------------

COMPUTERS--2.8%
 Maxtor Corp., 5.750%, 3/01/12                                500,000      340,000
 Quantum Corp.--DLT & Storage Systems, 7.000%, 8/01/04        325,000      281,125
 S3, Inc., 5.750%, 10/01/03                                   200,000      104,000
 Western Digital, Zero Coupon Bond, 2/18/18                   500,000      165,000
                                                                      ------------
                                                                           890,125
                                                                      ------------

COMPUTER SERVICES--0.2%
 Juniper Networks, Inc., 4.750%, 3/15/07                      100,000       62,960
                                                                      ------------

ELECTRONIC COMPONENTS--SEMICONDUCTORS--4.4%
 Amkor Technology, Inc., 5.000%, 3/15/07                      300,000      182,625
 Analog Devices, Inc., 4.750%, 10/01/05                       650,000      597,187
 Cypress Semiconductor Corp., 3.750%, 7/01/05                 250,000      198,900

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                              Face
                                                            Amount      Value +
 -------------------------------------------------------------------------------
 BONDS AND NOTES - continued

 ELECTRONIC COMPONENTS--SEMICONDUCTORS--CONTINUED
  Cypress Semiconductor Corp., 4.000%, 2/01/05         USD 100,000 $     82,570
  Kulicke and Soffa Industries, Inc., 4.750%, 12/15/06      50,000       37,775
  Richardson Electronics Ltd., 7.250%, 12/15/06             50,000       40,000
  TriQuint Semiconductor, Inc., 4.000%, 3/01/07            125,000       96,813
  Vitesse Semiconductor Corp., 4.000%, 3/15/05             200,000      157,750
                                                                   ------------
                                                                      1,393,620
                                                                   ------------

 FOOD--PROCESSING--0.1%
  Burns, Philp, 5.500%, 4/30/04**                           50,000       39,750
                                                                   ------------

 FREIGHT TRANSPORTATION--0.0%
  Builders Transportation, Inc., 8.000%, 8/15/05^           75,000           94
                                                                   ------------

 HEALTHCARE--BIOTECHNOLOGY--1.7%
  Affymetrix, Inc., 4.750%, 2/15/07                        300,000      183,000
  Affymetrix, Inc., 4.750%, 2/15/07 144A                   100,000       61,000
  Human Genome Sciences, Inc., 3.750%, 3/15/07             200,000      135,860
  Human Genome Sciences, Inc., 3.750%, 3/15/07 144A        200,000      136,500
                                                                   ------------
                                                                        516,360
                                                                   ------------

 HEALTHCARE--DRUGS--0.9%
  Glycomed, Inc., 7.500%, 1/01/03                          200,000      164,000
  NABI, Inc., 6.500%, 2/01/03                              125,000      111,250
                                                                   ------------
                                                                        275,250
                                                                   ------------

 HOTELS--0.8%
  Hilton Hotels Corp., 5.000%, 5/15/06                     300,000      262,530
                                                                   ------------

 INDUSTRIAL EQUIPMENT--0.8%
  MascoTech, Inc., 4.500%, 12/15/03                        300,000      253,500
                                                                   ------------

 INSURANCE--1.6%
  Loews Corp., 3.125%, 9/15/07                             600,000      510,960
                                                                   ------------

 MACHINERY--0.0%
  Intevac, Inc., 6.500%, 3/01/04                            25,000       11,125
                                                                   ------------

 MANUFACTURING--0.9%
  Hexcel Corp., 7.000%, 8/01/03                            143,000      116,545
  Hexcel Corp., 7.000%, 8/01/11                            235,000      148,931
                                                                   ------------
                                                                        265,476
                                                                   ------------

 OFFICE EQUIPMENT--1.0%
  Xerox Corp., 0.570%, 4/21/18                             600,000      300,000
                                                                   ------------

 OIL--DRILLING EQUIPMENT--0.3%
  Parker Drilling Co., 5.500%, 8/01/04                     100,000       88,340
                                                                   ------------

 OIL & GAS--0.3%
  Pogo Producing Co., 5.500%, 6/15/06                      100,000       92,610
                                                                   ------------

 REAL ESTATE INVESTMENT TRUSTS--0.1%
  Sizeler Property Investors, Inc., 8.000%, 7/15/03         15,000       14,037
                                                                   ------------



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                            Face
                                                          Amount      Value +
   ---------------------------------------------------------------------------
   BONDS AND NOTES - continued

   RETAIL--SPECIALTY--0.4%
    CML Group, Inc., 5.500%, 1/15/03 ^             USD   100,000 $         63
    Jacobson Stores, Inc., 6.750%, 12/15/11              150,000      113,250
                                                                 ------------
                                                                      113,313
                                                                 ------------

   TELECOMMUNICATIONS--4.2%
    CIENA Corp., 3.750%, 2/01/08                         100,000       65,770
    Colt Telecom Group Plc, 2.000%, 3/29/06**      EUR   200,000       80,892
    Colt Telecom Group Plc, 2.000%, 12/16/06**           500,000      177,236
    Colt Telecom Group Plc, 2.000%, 4/03/07**            800,000      309,026
    Koninklijke (Royal) KPN NV, 3.500%, 11/24/05**       250,000      138,607
    Level 3 Communications, Inc., 6.000%, 3/15/10  USD 1,000,000      248,750
    NTL Communications, Inc., 5.750%, 12/15/09           700,000      126,000
    Telewest Communications Plc, 5.250%, 2/19/07** GBP   200,000      165,430
                                                                 ------------
                                                                    1,311,711
                                                                 ------------
    TOTAL CONVERTIBLE BONDS
     (Identified Cost $8,105,375)                                   6,609,621
                                                                 ------------
    TOTAL BONDS AND NOTES
     (Identified Cost $34,569,464)                                 26,918,514
                                                                 ------------


                                                          Shares
   ---------------------------------------------------------------------------
   COMMON STOCKS - 2.2% of net assets

   ELECTRONIC COMPONENTS--SEMICONDUCTORS--0.4%
    Park Electrochemical Corp.                             6,086      132,370
                                                                 ------------

   FOREST & PAPER PRODUCTS--0.8%
    Sappi Ltd. ADR**                                      29,500      259,600
                                                                 ------------

   OIL & GAS--0.2%
    Seabulk International, Inc. 144A*                     12,566       47,122
                                                                 ------------

   REAL ESTATE INVESTMENT TRUSTS--0.8%
    Associated Estates Realty Corp.                       15,500      148,800
    Developers Diversified Realty Corp.                    4,825       86,609
                                                                 ------------
                                                                      235,409
                                                                 ------------

   STEEL--0.0%
    Geneva Steel Holdings Corp.*                           2,741        1,508
                                                                 ------------

   TELECOMMUNICATIONS--0.0%
    Loxley Public Co. Ltd.*                               39,776        4,027
                                                                 ------------

   UTILITIES--0.0%
    Ohio Edison Co.                                          200       12,200
                                                                 ------------
    TOTAL COMMON STOCKS
     (Identified Cost $1,065,785)                                     692,236
                                                                 ------------

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                              Shares     Value +
---------------------------------------------------------------------------------
PREFERRED STOCKS - 4.0% of net assets

NON-CONVERTIBLE PREFERRED STOCKS--2.0%
BANKING & FINANCE--0.0%
 Siam Commercial Bank Public Co. Ltd., 5.250% 144A* **        20,000 $     6,636
                                                                     -----------

REAL ESTATE INVESTMENT TRUSTS--1.4%
 AMB Property Corp., 8.50%                                     2,450      61,740
 JDN Realty Corp., Series A, 9.375%                            2,000      44,500
 La Quinta Properties, Inc., Series A, 9.000%                 15,800     314,420
                                                                     -----------
                                                                         420,660
                                                                     -----------

TELECOMMUNICATIONS--0.3%
 Adelphia Business Solutions, Inc., Series B, 12.875% PIK        432      51,862
 Nextel Communications, Inc., 11.125% PIK                        130      53,313
                                                                     -----------
                                                                         105,175
                                                                     -----------

UTILITIES--0.3%
 Central Maine Power Co., 3.500%                               1,460      70,080
 Duquesne Light Co. 4.15%                                        100       2,740
 Entergy Gulf States, Inc., 4.400%                               270      15,795
                                                                     -----------
                                                                          88,615
                                                                     -----------
 TOTAL NON-CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $850,862)                                             621,086
                                                                     -----------

CONVERTIBLE PREFERRED STOCKS - 2.0%
BUILDING MATERIALS--0.0%
 Owens Corning, 6.500%^                                        6,000       8,250
                                                                     -----------

METALS--0.1%
 Bethlehem Steel Corp., $3.50                                 11,000      44,000
                                                                     -----------

OIL & GAS--0.2%
 Western Gas Resources, Inc., $2.625                           1,500      65,250
                                                                     -----------

RETAIL - GENERAL--0.1%
 Kmart Financing Corp., 7.750%                                 1,000      37,190
                                                                     -----------

TELECOMMUNICATIONS--1.6%
 Philippine Long Distance Telephone Co., $3.50 GDS**          20,000     488,000
                                                                     -----------
 TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $1,161,035)                                           642,690
                                                                     -----------
 TOTAL PREFERRED STOCKS
  (Identified Cost $2,011,897)                                         1,263,776
                                                                     -----------

WARRANTS - 0.0% of net assets
FINANCIAL SERVICES--0.0%
 Siam Commercial Bank Public Co. Ltd., expiring 5/10/02* **   20,000         405
                                                                     -----------



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                    Shares      Value +
----------------------------------------------------------------------------------------
WARRANTS - continued

OIL & GAS--0.0%
 Seabulk International, Inc., expiring 06/30/07 144A*                  706 $      1,412
                                                                           ------------
 TOTAL WARRANTS
  (Identified Cost $0)                                                            1,817
                                                                           ------------

                                                                      Face
                                                                    Amount
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 3.5% of net assets
 Repurchase Agreement with State Street Corp., dated 9/28/01 at 2.000% to be repurchased at $1,110,185 on 10/01/01
  collateralized by $705,000 U.S. Treasury Bond, 13.250% due
  05/15/14 with a value of $1,133,991                        USD 1,110,000    1,110,000
                                                                           ------------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $1,110,000)                                                1,110,000
                                                                           ------------
TOTAL INVESTMENTS--95.5%
 (IDENTIFIED COST $38,757,146) @                                             29,986,343
 Cash and Other Assets, Less Liabilities--4.5%                                1,403,712
                                                                           ------------
NET ASSETS--100%                                                           $ 31,390,055
                                                                           ============

+    See Note 1.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
**   Foreign issued security
# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
/\   Security in default
PIK  All or a portion of income may be received as additional securities.
*    Non-income producing security
@ At September 30, 2001, the net unrealized depreciation on investments based on cost of $38,729,501 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,569,058 and $10,312,216 respectively, resulting in net unrealized depreciation of $8,743,212.

Key to Abbreviations:
ADR: American Depositary Receipts
CAD: Canadian Dollar
EUR: Euro
GDS: Global Depositary Shares
GBP: Great British Pound
USD: United States Dollar
ZAR: South African Rand

                See accompanying notes to financial statements.

Loomis Sayles Intermediate Maturity Bond Fund
PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                  Face
                                                                Amount              Value +
--------------------------------------------------------------------------------------------
BONDS AND NOTES - 94.8% of net assets

NON-CONVERTIBLE BONDS--93.9%

AEROSPACE/DEFENSE--2.1%
 Raytheon Co., 6.150%, 11/01/08                            $   150,000         $    147,494
 Raytheon Co., 6.550%, 3/15/10                                 150,000              150,186
                                                                               ------------
                                                                                    297,680
                                                                               ------------

AUTO & RELATED--4.6%
 Cummins Engine Co., Inc., 6.250%, 3/01/03                     250,000              250,880
 Delphi Automotive Systems Corp., 6.125%, 5/01/04              100,000              100,783
 Delphi Automotive Systems Corp., 6.500%, 5/01/09              100,000               97,714
 TRW, Inc., 6.500%, 6/01/02                                    100,000              101,398
 TRW, Inc., 6.625%, 6/01/04                                    100,000              102,883
                                                                               ------------
                                                                                    653,658
                                                                               ------------

BANKS/SAVINGS & LOANS--1.4%
 Capital One Bank, 6.375%, 2/15/03                             100,000              101,616
 Capital One Bank, 6.875%, 2/01/06                             100,000              100,386
                                                                               ------------
                                                                                    202,002
                                                                               ------------

BEVERAGES--1.5%
 Whitman Corp., 6.000%, 5/01/04                                200,000              207,774
                                                                               ------------

BROADCASTING--2.1%
 Comcast Cable Communications, 6.200%, 11/15/08                300,000              297,903
                                                                               ------------

CANADIAN--1.1%
 MacMillan Bloedel Ltd., 6.750%, 2/15/06                       150,000              156,830
                                                                               ------------

CHEMICALS--MAJOR--1.1%
 Rohm & Haas Co., 6.950%, 7/15/04                              150,000              159,305
                                                                               ------------

COMPUTER HARDWARE--4.2%
 Compaq Computer Corp., 6.200%, 5/15/03                        250,000              257,225
 Dell Computer Corp., 6.550%, 4/15/08                          250,000              247,515
 Sun Microsystems, Inc., 7.350%, 8/15/04                        90,000               93,528
                                                                               ------------
                                                                                    598,268
                                                                               ------------

FINANCIAL SERVICES--16.9%
 Associates Corporation of North America, 6.250%, 11/01/08     250,000              255,713
 Associates Manufactured Housing, 6.475%, 3/15/28               15,563               15,711
 Ford Motor Credit Co., 5.800%, 1/12/09                        450,000              421,267
 Ford Motor Credit Co. Class B, 7.370%, 7/15/04                300,000              316,655
 Green Tree Financial Corp., 6.950%, 3/15/27                   152,931              128,844
 Household Finance Corp., 5.875%, 9/25/04                      350,000              362,677
 Morgan Stanley Dean Witter & Co., 6.750%, 4/15/11             250,000              257,485
 PDVSDA Finance Ltd., 6.450%, 2/15/04**                        250,000              250,625
 Pemex Finance Ltd., 9.140%, 8/15/04**                         100,000              107,406
 Sears Roebuck Acceptance Corp., 6.560%, 11/20/03              100,000              103,732
 Sears Roebuck Acceptance Corp., 6.750%, 8/15/11               100,000               97,697



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                               Face
                                                             Amount      Value +
---------------------------------------------------------------------------------
BONDS AND NOTES - continued

FINANCIAL SERVICES--CONTINUED
 Sears Roebuck Acceptance Corp., 7.000%, 2/01/11        $   100,000 $    100,000
                                                                    ------------
                                                                       2,417,812
                                                                    ------------

FOOD--1.2%
 Gruma SA de CV, 7.625%, 10/15/07 **                        200,000      168,000
                                                                    ------------

FOREIGN GOVERNMENT/AGENCY--2.7%
 Republic of Brazil C Bond, 8.000%, 4/15/14                 184,711      124,218
 Republic of South Africa, 8.375%, 10/17/06                 250,000      268,125
                                                                    ------------
                                                                         392,343
                                                                    ------------

FOREST & PAPER PRODUCTS--2.1%
 International Paper Co., 6.750%, 9/01/11                   100,000      101,021
 Temple-Inland, Inc., 6.750%, 3/01/09                       100,000       98,962
 Weyerhaeuser Co., 6.000%, 8/01/06                          100,000      101,324
                                                                    ------------
                                                                         301,307
                                                                    ------------

GOVERNMENT AGENCIES--6.2%
 Federal National Mortgage Association, 5.250%, 6/15/06     500,000      520,000
 Federal National Mortgage Association, 5.500%, 4/25/06      24,408       24,393
 Federal National Mortgage Association, 6.000%, 5/25/08      55,982       56,944
 Freddie Mac, 6.500%, 1/15/22                               280,000      291,023
                                                                    ------------
                                                                         892,360
                                                                    ------------

HEALTHCARE--PRODUCTS--1.7%
 Bausch & Lomb, Inc., 6.500%, 8/01/05                       250,000      242,600
                                                                    ------------

HEALTHCARE--SERVICES--1.0%
 Healthsouth Corp., 7.375%, 10/01/06 144A                   150,000      150,000
                                                                    ------------

INSURANCE--0.5%
 Conseco, Inc., 8.750%, 2/09/04                             100,000       79,000
                                                                    ------------

MEDIA & ENTERTAINMENT--1.1%
 AOL Time Warner, Inc., 6.125%, 4/15/06                     150,000      154,437
                                                                    ------------

NETWORKING PRODUCTS--1.6%
 Lucent Technologies, Inc., 5.500%, 11/15/08                325,000      230,750
                                                                    ------------

OFFICE EQUIPMENT--0.9%
 Xerox Corp., 5.500%, 11/15/03                              150,000      130,500
                                                                    ------------

OIL & GAS--5.0%
 El Paso Corp., 7.000%, 5/15/11                             300,000      302,469
 Kinder Morgan Energy Partners LP, 6.750%, 3/15/11          100,000      102,235
 Kinder Morgan, Inc., 6.650%, 3/01/05                       200,000      208,054
 Pioneer Natural Resources Co., 6.500%, 1/15/08             100,000       89,000
 YPF SA, 7.000%, 10/26/02**                                   7,898        7,819
                                                                    ------------
                                                                         709,577
                                                                    ------------

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                              Face
                                                            Amount      Value +
 -------------------------------------------------------------------------------
 BONDS AND NOTES - continued

 OIL & GAS DRILLING EQUIPMENT--2.5%
  R & B Falcon Corp., 6.750%, 4/15/05                  $   350,000 $    362,835
                                                                   ------------

 OIL & GAS--MAJOR INTEGRATED--1.4%
  Perez Companc SA, 8.125%, 7/15/07 144A**                 250,000      203,750
                                                                   ------------

 RAIL--TRANSPORT--1.4%
  Burlington Northern Santa Fe Corp., 6.125%, 3/15/09      200,000      198,170
                                                                   ------------

 REAL ESTATE--2.1%
  EOP Operating LP, 7.000%, 7/15/11                        300,000      307,500
                                                                   ------------

 REAL ESTATE INVESTMENT TRUSTS--12.8%
  American Health Properties, Inc., 7.050%, 1/15/02         65,000       65,392
  American Health Properties, Inc., 7.500%, 1/15/07        275,000      284,622
  Excel Realty Trust, Inc., 6.875%, 10/15/04               165,000      170,926
  First Industrial, 7.000%, 12/01/06                       250,000      263,088
  Highwoods Realty LP, 6.750%, 12/01/03                    350,000      362,446
  Oasis Residential, Inc., 6.750%, 11/15/01                350,000      352,366
  Trinet Corporate Realty Trust, Inc., 6.750%, 3/01/03     335,000      332,437
                                                                   ------------
                                                                      1,831,277
                                                                   ------------

 RETAIL--GENERAL--2.3%
  J.C. Penney Co., Inc., 7.600%, 4/01/07                   200,000      181,728
  Kmart Corp., 8.375%, 12/01/04                            150,000      143,250
                                                                   ------------
                                                                        324,978
                                                                   ------------

 SECURITIES--0.7%
  Lehman Brothers Holdings, Inc., 6.625%, 2/15/08          100,000      102,823
                                                                   ------------

 TELECOMMUNICATIONS--6.7%
  Sprint Capital Corp., 5.875%, 5/01/04                    100,000      102,303
  Sprint Capital Corp., 6.125%, 11/15/08                   200,000      195,186
  Sprint Capital Corp., 6.375%, 5/01/09                    100,000       97,451
  TCI Communications, Inc., 6.875%, 2/15/06                290,000      307,472
  WorldCom, Inc., 6.400%, 8/15/05                          250,000      253,950
                                                                   ------------
                                                                        956,362
                                                                   ------------

 TELECOMMUNICATIONS--WIRELESS--1.3%
  Motorola, Inc., 5.800%, 10/15/08                         200,000      179,324
                                                                   ------------

 TEXTILE & APPAREL--1.3%
  Tommy Hilfiger Corp., 6.500%, 6/01/03                    200,000      189,242
                                                                   ------------

 UTILITIES--2.4%
  American Electric Power Co., Inc., 6.125%, 5/15/06       175,000      180,896
  Korea Electric Power Corp., 7.750%, 4/01/13**            150,000      158,250
                                                                   ------------
                                                                        339,146
                                                                   ------------
  TOTAL NON-CONVERTIBLE BONDS
   (Identified Cost $13,155,761)                                     13,437,513
                                                                   ------------



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                        Face
                                                                      Amount      Value +
------------------------------------------------------------------------------------------
BONDS AND NOTES - continued

CONVERTIBLE BONDS--0.9%
AUTO & RELATED--0.9%
 Magna International, Inc. Class A, 4.875%, 2/15/05                 $125,000 $    124,688
                                                                             ------------
 TOTAL CONVERTIBLE BONDS
  (Identified Cost $116,418)                                                      124,688
                                                                             ------------
 TOTAL BONDS AND NOTES
  (Identified Cost $13,272,179)                                                13,562,201
                                                                             ------------
SHORT-TERM INVESTMENT - 3.8% of net assets
 Repurchase Agreement with State Street Corp., dated 9/28/01 at
  2.000% to be repurchased at $543,091 on 10/01/01 collateralized by $345,000 U.S. Treasury Bond, 13.250% due 05/15/14 with a
  value of $554,932                                                  543,000      543,000
                                                                             ------------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $543,000)                                                      543,000
                                                                             ------------
TOTAL INVESTMENTS--98.6%
 (IDENTIFIED COST $13,815,179) @                                               14,105,201
 Cash and Other Assets, Less Liabilities--1.4%                                    203,018
                                                                             ------------
NET ASSETS--100%                                                             $ 14,308,219
                                                                             ============

+    See Note 1.
**   Foreign issued security
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
@ At September 30, 2001, the net unrealized appreciation on investments based on cost of $13,815,179 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $480,486 and $190,464, respectively, resulting in net unrealized appreciation of $290,022.

                See accompanying notes to financial statements.

Loomis Sayles Investment Grade Bond Fund
PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                     Face
                                                                   Amount       Value +
----------------------------------------------------------------------------------------
BONDS AND NOTES - 94.9% of net assets

NON-CONVERTIBLE BONDS--88.1%

AEROSPACE/DEFENSE--1.0%
 Raytheon Co., 6.400%, 12/15/18                            USD    700,000 $     626,479
 Raytheon Co., 7.200%, 8/15/27                                    250,000       241,945
 Raytheon Co., 7.375%, 7/15/25                                    145,000       136,203
                                                                          -------------
                                                                              1,004,627
                                                                          -------------

AIRLINES--2.3%
 American Airlines, Inc., 8.608%, 4/01/11 144A                  1,000,000     1,030,400
 Delta Air Lines, Inc., 8.300%, 12/15/29                          650,000       487,500
 US Airways, 6.850%, 1/30/18                                      939,681       786,532
                                                                          -------------
                                                                              2,304,432
                                                                          -------------

AUTO & RELATED--6.7%
 Cummins Engine Co., Inc., 7.125%, 3/01/28                        375,000       286,763
 Delphi Automotive Systems Corp., 7.125%, 5/01/29               2,550,000     2,294,031
 Ford Motor Co., 6.375%, 2/01/29                                2,500,000     2,069,300
 TRW, Inc., 6.650%, 1/15/28                                     1,225,000     1,008,322
 TRW, Inc., 7.750%, 6/01/29                                     1,100,000     1,039,449
                                                                          -------------
                                                                              6,697,865
                                                                          -------------

BANKING & FINANCE--0.2%
 Bangkok Bank Public Co. Ltd., 9.025%, 3/15/29 144A**              50,000        38,250
 Petrozuata Finance, Inc., 8.220%, 4/01/17 144A**                 200,000       160,000
                                                                          -------------
                                                                                198,250
                                                                          -------------

BANKS/SAVINGS & LOANS--1.3%
 Capital One Bank, 6.700%, 5/15/08                              1,000,000       946,660
 Key Bank NA, 6.950%, 2/01/28                                     100,000        96,969
 Keycorp Capital III, 7.750%, 7/15/29                             250,000       246,727
                                                                          -------------
                                                                              1,290,356
                                                                          -------------

CANADIAN--12.5%
 Canadian Government, Zero Coupon Bond, 6/01/21            CAD    150,000        30,145
 Canadian Government, Zero Coupon Bond, 6/01/22                10,500,000     1,958,016
 Canadian Government, Zero Coupon Bond, 6/01/25                 5,290,000       833,609
 New Brunswick FM Project, 6.470%, 11/30/27 144A                   75,000        41,846
 Ontario Hydro, Zero Coupon Bond, 10/15/21                      4,000,000       686,319
 Ontario Hydro (Certificate of Deposit), Zero Coupon Bond,
  5/26/25                                                      10,250,000     1,405,525
 Province of Alberta, 5.394%, 6/14/13                             217,250       137,790
 Province of Alberta, 5.930%, 9/16/16                              42,900        27,783
 Province of British Columbia, Zero Coupon Bond, 9/05/20        2,250,000       413,670
 Province of British Columbia, Zero Coupon Bond, 6/09/22          250,000        41,098
 Province of British Columbia, Zero Coupon Bond, 8/19/22          605,000        98,398
 Province of British Columbia, Zero Coupon Bond, 8/23/24        4,850,000       699,797
 Province of British Columbia, Zero Coupon Bond, 11/19/27       3,800,000       463,352



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                          Face
                                                                        Amount       Value +
---------------------------------------------------------------------------------------------
BONDS AND NOTES - continued

CANADIAN--CONTINUED
 Province of British Columbia, Zero Coupon Bond, 6/18/29        CAD 15,550,000 $   1,752,160
 Province of Manitoba, Zero Coupon Bond, 3/05/31                    25,100,000     2,570,308
 Province of Manitoba, 6.500%, 9/22/17                                  25,000        16,404
 Province of Manitoba, 7.750%, 12/22/25                                 55,000        40,189
 Province of Nova Scotia, 6.600%, 6/01/27                              500,000       315,370
 Province of Ontario, Zero Coupon Bond, 7/13/22                      2,000,000       328,883
 Province of Ontario, Zero Coupon Bond, 6/02/27                      2,200,000       276,178
 Province of Saskatchewan, 5.750%, 3/05/29                             350,000       202,620
 Province of Saskatchewan (Certificate of Deposit), Zero Coupon
  Bond, 2/04/22                                                        650,000       109,367
 Province of Saskatchewan (Certificate of Deposit), Zero Coupon
  Bond, 5/30/25                                                        215,000        29,779
                                                                               -------------
                                                                                  12,478,606
                                                                               -------------

COMPUTER HARDWARE--0.2%
 Dell Computer Corp., 7.100%, 4/15/28                           USD    200,000       185,132
                                                                               -------------

ELECTRONIC COMPONENTS--1.1%
 Empresa Nacional de Electricidad SA (Endesa), 7.875%,
  2/01/27**                                                          1,150,000     1,005,203
 Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A**                 100,000        85,441
                                                                               -------------
                                                                                   1,090,644
                                                                               -------------

ENTERTAINMENT--0.8%
 Time Warner, Inc., 6.625%, 5/15/29                                    840,000       762,401
                                                                               -------------

FINANCIAL SERVICES--2.5%
 Cerro Negro Finance Ltd., 7.900%, 12/01/20 144A**                      50,000        41,343
 Community Program Loan Trust, 4.500%, 4/01/29                         750,000       632,176
 Merey Sweeny LP, 8.850%, 12/18/19 144A                                100,000       110,241
 PDVSA Finance Ltd., 7.400%, 8/15/16**                                 100,000        93,750
 PDVSA Finance Ltd., 7.500%, 11/15/28**                                200,000       167,000
 Pindo Deli Finance Mauritius Ltd., 10.750%, 10/01/07 ^ **             100,000        10,000
 Pindo Deli Finance Mauritius Ltd., 10.875%, 10/01/27 ^ **             100,000         9,000
 Security Capital Group, Inc., 7.700%, 6/15/28                         225,000       201,438
 US West Capital Funding, Inc., 6.875%, 7/15/28                      1,500,000     1,284,480
                                                                               -------------
                                                                                   2,549,428
                                                                               -------------

FOOD & BEVERAGE--0.3%
 Pepsi Bottling Group, Inc., 7.000%, 3/01/29                           300,000       309,676
                                                                               -------------

FOREIGN GOVERNMENT/AGENCY--7.7%
 Government of New Zealand, 6.000%, 11/15/11                    NZD  6,150,000     2,414,785
 Norwegian Government, 5.750%, 11/30/04                         NOK 17,500,000     1,946,758
 Republic of Brazil, 10.125%, 5/15/27                           USD     10,000         6,288
 Republic of Brazil, 11.000%, 8/17/40                                  250,000       162,812
 Republic of Brazil C Bond, 8.000%, 4/15/14                            800,414       538,279
 Republic of Philippines, 9.875%, 1/15/19                              250,000       193,750
 Republic of South Africa, 8.500%, 6/23/17                             200,000       195,500
 Republic of South Africa, 12.500%, 12/21/06                    ZAR    200,000        24,046

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                     Face
                                                                   Amount       Value +
----------------------------------------------------------------------------------------
BONDS AND NOTES - continued

FOREIGN GOVERNMENT/AGENCY--CONTINUED
 Republic of South Africa, 13.000%, 8/31/10                ZAR  2,375,000 $     297,675
 Republic of Venezuela, 9.250%, 9/15/27                    USD    200,000       134,000
 South Australia Government Finance Authority, Zero Coupon
  Bond, 12/21/15                                           AUD  1,000,000       204,411
 United Mexican States, 8.300%, 8/15/31                    USD    750,000       667,500
 United Mexican States, 8.375%, 1/14/11                           900,000       891,000
                                                                          -------------
                                                                              7,676,804
                                                                          -------------

FOREST & PAPER PRODUCTS--1.3%
 Fort James Corp., 4.750%, 6/29/04                         EUR    250,000       219,625
 Georgia-Pacific Group, 7.750%, 11/15/29                   USD    600,000       512,652
 International Paper Co., 6.875%, 4/15/29                         375,000       339,236
 Westvaco Corp., 7.000%, 8/15/23                                  200,000       191,712
                                                                          -------------
                                                                              1,263,225
                                                                          -------------

GOVERNMENT AGENCIES--21.8%
 Federal Home Loan Mortgage Corp., 6.750%, 9/15/29              5,000,000     5,400,800
 Federal National Mortgage Association, Zero Coupon Bond,
  10/29/07                                                 NZD    700,000       188,052
 Federal National Mortgage Association, 6.000%, 7/01/29    USD    424,332       424,463
 Federal National Mortgage Association, 6.250%, 5/15/29        14,375,000    14,556,987
 Federal National Mortgage Association, 6.375%, 8/15/07    AUD  2,500,000     1,289,587
                                                                          -------------
                                                                             21,859,889
                                                                          -------------

HEALTHCARE--PRODUCTS--0.1%
 Bausch & Lomb, Inc., 7.125%, 8/01/28                      USD    150,000       115,829
                                                                          -------------

HOME BUILDERS--0.3%
 Lennar Corp., 7.625%, 3/01/09                                    250,000       248,977
 Pulte Corp., 7.625%, 10/15/17                                     25,000        20,708
                                                                          -------------
                                                                                269,685
                                                                          -------------

INSURANCE--1.0%
 UnumProvident Corp., 6.750%, 12/15/28                          1,125,000       968,209
                                                                          -------------

OIL & GAS--4.0%
 Coastal Corp., 6.950%, 6/01/28                                   500,000       443,585
 Ensco International, Inc., 7.200%, 11/15/27                      250,000       242,405
 Global Marine, Inc., 7.000%, 6/01/28                             250,000       239,377
 Kerr-McGee Corp., 7.125%, 10/15/27                               200,000       185,776
 Pennzoil-Quaker State Co., 7.375%, 4/01/29                       500,000       364,720
 Petroleos Mexicanos, 8.625%, 12/01/23 144A**                     815,000       733,500
 Pioneer Natural Resources Co., 7.200%, 1/15/28                    40,000        32,100
 Southern Natural Gas Co., 7.350%, 2/15/31                        750,000       701,835
 Tennessee Gas Pipeline Co., 7.000%, 10/15/28                     500,000       448,185
 Transgas De Occidente SA, 9.790%, 11/01/10**                      96,153        76,923
 Union Pacific Resources Group, Inc., 7.150%, 5/15/28             600,000       581,484
                                                                          -------------
                                                                              4,049,890
                                                                          -------------



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                       Face
                                                                     Amount       Value +
------------------------------------------------------------------------------------------
BONDS AND NOTES - continued

OIL & GAS DRILLING EQUIPMENT--0.3%
 Ensco International, Inc., 6.750%, 11/15/07                  USD   250,000 $     254,600
 R & B Falcon Corp., Series B, 7.375%, 4/15/18                      100,000        98,209
                                                                            -------------
                                                                                  352,809
                                                                            -------------

OIL & GAS--MAJOR INTEGRATED--0.6%
 Perez Companc SA, 8.125%, 7/15/07 144A **                          700,000       570,500
                                                                            -------------

RAIL--TRANSPORT--1.2%
 Louisville & Nashville Railroad Co., 2.875%, 4/01/03                 4,000         3,937
 Louisville & Nashville Railroad Co., 3.375%, 4/01/03                12,000        11,835
 Missouri Pacific Railroad Co., 4.250%, 1/01/05                      39,000        38,264
 Missouri Pacific Railroad Co., 4.750%, 1/01/20                      46,000        30,130
 Missouri Pacific Railroad Co., 4.750%, 1/01/30                      86,000        54,288
 Missouri Pacific Railroad Co., 5.000%, 1/01/45                      50,000        29,125
 Norfolk Southern Corp., 6.750%, 2/15/11                          1,000,000     1,017,470
                                                                            -------------
                                                                                1,185,049
                                                                            -------------

REAL ESTATE INVESTMENT TRUSTS--0.7%
 First Industrial, 7.500%, 12/01/17                                 100,000        92,906
 First Industrial, 7.600%, 7/15/28                                  150,000       140,809
 Highwoods Realty LP, 7.500%, 4/15/18                               150,000       134,786
 Security Capital Industrial Trust, 7.625%, 7/01/17                  75,000        73,124
 Susa Partnership LP, 7.500%, 12/01/27                              125,000       108,415
 TriNet Corporate Realty Trust, Inc., 7.700%, 7/15/17               200,000       152,410
                                                                            -------------
                                                                                  702,450
                                                                            -------------

RETAIL--GENERAL--3.1%
 J.C. Penney Co., Inc., 6.875%, 10/15/15                            250,000       180,000
 J.C. Penney Co., Inc., 7.650%, 8/15/16                             150,000       118,365
 J.C. Penney Co., Inc., 7.950%, 4/01/17                             650,000       512,609
 Kmart Corp., 7.950%, 2/01/23                                       200,000       158,000
 Lowe's Cos., Inc., 6.500%, 3/15/29                                 500,000       457,505
 Sears Roebuck Acceptance Corp., 6.500%, 12/01/28                 2,000,000     1,649,920
                                                                            -------------
                                                                                3,076,399
                                                                            -------------

SECURITIES--0.2%
 Lehman Brothers, Inc., 6.500%, 4/15/08                             250,000       254,728
                                                                            -------------

SUPRANATIONAL--1.9%
 European Bank for Reconstruction & Development, Zero
  Coupon Bond, 2/10/28                                        AUD 8,280,000       814,615
 International Bank for Reconstruction & Development, Zero
  Coupon Bond, 8/20/07                                        NZD 2,585,000       714,548
 International Bank for Reconstruction & Development, 5.500%,
  11/03/08                                                        1,000,000       382,470
 International Bank for Reconstruction & Development, 8.000%,
  5/23/07                                                            45,000        19,474
                                                                            -------------
                                                                                1,931,107
                                                                            -------------

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                             Face
                                                           Amount       Value +
--------------------------------------------------------------------------------
BONDS AND NOTES - continued

TELECOMMUNICATIONS--6.2%
 Cox Communications, Inc. Class A, 6.750%, 3/15/11  USD 1,500,000 $   1,512,825
 Cox Communications, Inc. Class A, 6.800%, 8/01/28        500,000       454,180
 Sprint Capital Corp., 6.875%, 11/15/28                 2,400,000     2,152,080
 Telekom Malaysia Berhad, 7.875%, 8/01/25 144A**          500,000       432,916
 WorldCom, Inc., 6.950%, 8/15/28                        2,025,000     1,714,426
                                                                  -------------
                                                                      6,266,427
                                                                  -------------

TELECOMMUNICATIONS--WIRELESS--1.5%
 Motorola, Inc., 6.500%, 11/15/28                         300,000       231,528
 Motorola, Inc., 7.625%, 11/15/10                       1,250,000     1,249,875
                                                                  -------------
                                                                      1,481,403
                                                                  -------------

TEXTILE & APPAREL--0.0%
 Kellwood Co., 7.625%, 10/15/17                            25,000        17,687
                                                                  -------------

TOBACCO--0.8%
 Philip Morris Cos., Inc., 7.750%, 1/15/27                750,000       774,937
                                                                  -------------

U.S. GOVERNMENT--4.5%
 U.S. Treasury Bonds, 5.250%, 11/15/28                  4,700,000     4,536,957
                                                                  -------------

UTILITIES--2.0%
 Enersis SA, 7.400%, 12/01/16**                         1,000,000       883,088
 KN Capital Trust, 7.630%, 4/15/28                        250,000       229,530
 Korea Electric Power Corp., 7.750%, 4/01/13**            150,000       158,250
 Quezon Power Philippines Co., 8.860%, 6/15/17**           50,000        37,500
 Tenaga Nasional Berhad, 7.500%, 11/01/25 144A**          900,000       697,682
                                                                  -------------
                                                                      2,006,050
                                                                  -------------
 TOTAL NON-CONVERTIBLE BONDS
  (Identified Cost $87,976,402)                                      88,231,451
                                                                  -------------

CONVERTIBLE BONDS--6.8%

AUTO & RELATED--0.2%
 Magna International, Inc. Class A, 4.875%, 2/15/05       150,000       149,625
                                                                  -------------

COMPUTERS--0.0%
 Maxtor Corp., 5.750%, 3/01/12                             10,000         6,800
                                                                  -------------

DIVERSIFIED OPERATIONS--0.5%
 Thermo Electron Corp., 4.250%, 1/01/03 144A              550,000       538,450
                                                                  -------------

ELECTRONIC COMPONENTS--SEMICONDUCTORS--1.6%
 Analog Devices, Inc., 4.750%, 10/01/05                 1,750,000     1,607,812
                                                                  -------------

ELECTRONIC MEASURING INSTRUMENTS--0.1%
 Thermedics, Inc., Zero Coupon Bond, 6/01/03              100,000        88,000
                                                                  -------------

ENVIRONMENTAL SERVICES--0.1%
 Thermo TerraTech, Inc., 4.625%, 5/01/03 144A             110,000       103,813
                                                                  -------------



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                   Face
                                                                 Amount       Value +
--------------------------------------------------------------------------------------
BONDS AND NOTES - continued

FOOD--PROCESSING--0.0%
 Burns, Philp, 5.500%, 4/30/04**                          USD    20,000 $      15,900
                                                                        -------------

INDUSTRIAL EQUIPMENT--0.1%
 MascoTech, Inc., 4.500%, 12/15/03                               75,000        63,375
                                                                        -------------

INSURANCE--3.3%
 Loews Corp., 3.125%, 9/15/07                                 3,895,000     3,316,982
                                                                        -------------

MULTI-INDUSTRY--0.2%
 Thermo Instrument Systems, Inc., 4.500%, 10/15/03 144A         250,000       240,937
                                                                        -------------

OFFICE EQUIPMENT--0.6%
 Xerox Corp., 0.570%, 4/21/18                                 1,200,000       600,000
                                                                        -------------

OIL & GAS--0.1%
 Noram Energy Corp., 6.000%, 3/15/12                             60,000        56,925
                                                                        -------------

OIL & GAS--MAJOR INTEGRATED--0.0%
 Ssangyong Oil Refining Co., Inc., 3.000%, 12/31/04**            30,000        26,100
                                                                        -------------
 TOTAL CONVERTIBLE BONDS
  (Identified Cost $6,868,049)                                              6,814,719
                                                                        -------------
 TOTAL BONDS AND NOTES
  (Identified Cost $94,844,451)                                            95,046,170
                                                                        -------------

                                                                 Shares
--------------------------------------------------------------------------------------
COMMON STOCKS - 0.0% of net assets

OIL & GAS--0.0%
 Diamond Offshore Drilling, Inc.                                  1,234        31,121
                                                                        -------------
 TOTAL COMMON STOCKS
  (Identified Cost $46,450)                                                    31,121
                                                                        -------------

PREFERRED STOCKS - 1.9% of net assets

NON-CONVERTIBLE PREFERRED STOCKS--0.7%
REAL ESTATE INVESTMENT TRUSTS--0.6%
 CarrAmerica Realty Corp., Series D, 8.450%                       4,300       101,652
 Equity Residential Properties Trust, Series L, 7.625%            1,200        28,920
 First Industrial Realty Trust, Inc., Series D, 7.950%            6,500       147,550
 First Industrial Realty Trust, Inc., Series E, 7.900%            3,100        69,440
 New Plan Excel Realty Trust, Inc., Series B, 8.625%              6,500       160,550
 ProLogis Trust, Series D, 7.920%                                   900        20,385
                                                                        -------------
                                                                              528,497
                                                                        -------------

UTILITIES--0.1%
 Duquesne Light Co., 4.000%                                       1,410        36,660
 Dynegy, Inc. 4.080%                                                400        12,380
 New York State Electric & Gas Corp., 3.750%                        100         4,500
 Northern Indiana Public Service Co. 4.250%                         100         5,675

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                       Shares       Value +
--------------------------------------------------------------------------------------------
PREFERRED STOCKS - continued

UTILITIES--CONTINUED
 Pacific Gas & Electric Co., Series H, 4.500%^                            100 $       1,030
 Pacific Gas & Electric Corp., Series C, 5.000%^                          100         1,200
 Southern California Edison Co., 4.240%                                   500         4,300
 Southern California Edison Co., 4.320%                                   200         1,690
 Union Electric Co. $3.50                                                 200        10,500
 Union Electric Co., $4.50                                                300        19,800
 Wisconsin Power & Light Co., 4.500%                                      110         7,535
 Xcel Energy, Inc., $3.60                                                 400        21,600
                                                                              -------------
                                                                                    126,870
                                                                              -------------
 TOTAL NON-CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $593,921)                                                        655,367
                                                                              -------------

CONVERTIBLE PREFERRED STOCKS--1.2%
FINANCIAL SERVICES--0.4%
 Newell Financial Trust I, 5.250%                                      10,000       363,750
                                                                              -------------

OIL & GAS--0.7%
 EVI, Inc., 5.000%                                                     17,000       665,125
                                                                              -------------

REAL ESTATE INVESTMENT TRUSTS--0.1%
 Equity Residential Properties Trust, 7.250%                            6,050       153,852
                                                                              -------------

UTILITIES--0.0%
 Dynegy, Inc., 4.700%                                                     100         3,500
                                                                              -------------
 TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $1,233,717)                                                    1,186,227
                                                                              -------------
 TOTAL PREFERRED STOCKS
  (Identified Cost $1,827,638)                                                    1,841,594
                                                                              -------------

                                                                         Face
                                                                       Amount
--------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--1.6% of net assets
 Repurchase Agreement with State Street Corp., dated 9/28/01 at
  2.000% to be repurchased at $1,630,272 on 10/01/01
  collateralized by $1,435,000 U.S. Treasury Note, 7.875% due
  11/15/04 with a value of $1,666,394                           USD 1,630,000     1,630,000
                                                                              -------------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $1,630,000)                                                    1,630,000
                                                                              -------------
TOTAL INVESTMENTS--98.4%
 (IDENTIFIED COST $98,348,539)@                                                  98,548,885
 Cash and Other Assets, Less Liabilities--1.6%                                    1,569,875
                                                                              -------------
NET ASSETS--100%                                                              $ 100,118,760
                                                                              =============



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001


+    See Note 1.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
**   Foreign issued security
/\   Security in default
@ At September 30, 2001, the net unrealized appreciation on investments based on cost of $98,348,539 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,393,645 and $2,193,299, respectively, resulting in net unrealized appreciation of $200,346.

Key to Abbreviations:
AUD: Australian Dollar
CAD: Canadian Dollar
EUR: Euro
NOK: Norwegian Krone
NZD: New Zealand Dollar
USD: United States Dollar
ZAR: South African Rand

                See accompanying notes to financial statements.

Loomis Sayles U.S. Government Securities Fund
PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                          Face
                                                                        Amount     Value +
-------------------------------------------------------------------------------------------
BONDS AND NOTES - 94.4% of net assets

GOVERNMENT AGENCIES--48.3%
 Federal National Mortgage Association, 5.625%, 5/14/04             $2,600,000 $ 2,734,862
 Federal National Mortgage Association, 6.250%, 5/15/29              1,900,000   1,924,054
 Federal National Mortgage Association, 6.500%, 1/01/31                936,658     952,170
 Government National Mortgage Association, 7.000%, 1/15/28             686,930     713,974
 Government National Mortgage Association, 8.000%, 1/15/31             881,042     926,742
                                                                               -----------
                                                                                 7,251,802
                                                                               -----------

U.S. GOVERNMENT--46.1%
 U.S. Treasury Bonds, Zero Coupon Bond, 11/15/27                     3,200,000     725,056
 U.S. Treasury Bonds, 7.250%, 5/15/16                                5,150,000   6,192,051
                                                                               -----------
                                                                                 6,917,107
                                                                               -----------
 TOTAL BONDS AND NOTES
  (Identified Cost $13,849,157)                                                 14,168,909
                                                                               -----------
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 4.2% of net assets
 Repurchase Agreement with State Street Corp., dated 9/28/01 at
  2.000% to be repurchased at $635,106 on 10/01/01
  collateralized by $560,000 U.S Treasury Note, 7.875% due
  11/15/04 with a value of $650,300                                    635,000     635,000
                                                                               -----------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $635,000)                                                       635,000
                                                                               -----------
TOTAL INVESTMENTS--98.6%
 (IDENTIFIED COST $14,484,157) @                                                14,803,909
 Cash and Other Assets, Less Liabilities--1.4%                                     214,023
                                                                               -----------
NET ASSETS--100%                                                               $15,017,932
                                                                               ===========

+  See Note 1.
@ At September 30, 2001, the net unrealized appreciation on investments based on cost of $14,484,390 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $319,519 and $0, respectively, resulting in net unrealized appreciation of $319,519.

                See accompanying notes to financial statements.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

Statements of Assets and Liabilities
SEPTEMBER 30, 2001

                                                                       BOND  GLOBAL BOND
                                                                       FUND         FUND
------------------------------------------------------------------------------------------
Assets
  Investments at value                                       $1,419,861,506  $46,983,896
  Repurchase Agreements at value                                 23,786,000      231,000
  Cash                                                                  613      366,772
  Foreign currency at value                                       1,619,124       29,173
  Receivable for:
   Fund shares sold                                               1,604,120            0
   Securities sold                                                4,089,435    1,607,728
   Dividends, interest and other                                 23,250,335      972,651
  Due from the adviser                                              222,709       10,713
                                                             --------------  -----------
                                                              1,474,433,842   50,201,933
                                                             --------------  -----------
Liabilities
  Payable for:
   Securities purchased                                                   0    2,043,508
   Fund shares redeemed                                           6,630,603       15,808
   Dividends declared                                                     0            0
   Foreign taxes                                                     43,513            0
  Accrued expenses:
   Management fees                                                  759,909       23,905
   Trustees' fees                                                     1,500        1,500
   Administrative fees                                              100,180        2,939
   12b-1 fees                                                        18,806        2,171
  Other                                                             395,106       56,035
                                                             --------------  -----------
                                                                  7,949,617    2,145,866
                                                             --------------  -----------
Net Assets                                                   $1,466,484,225  $48,056,067
                                                             ==============  ===========
  Net Assets consist of:
  Capital paid in                                            $1,782,766,046  $51,791,578
  Undistributed net investment income                                     0            0
  Accumulated net realized gain (loss)                          (49,839,554)  (1,497,879)
  Unrealized appreciation (depreciation) on:
   Investments                                                 (266,384,886)  (2,245,943)
   Foreign currency translations                                    (57,381)       8,311
                                                             --------------  -----------
Net Assets                                                   $1,466,484,225  $48,056,067
                                                             ==============  ===========
Institutional Class:
  Net assets                                                 $1,383,951,207  $37,681,174
  Shares of beneficial interest outstanding, no par value       133,238,860    3,400,399
  Net asset value and redemption price                       $        10.39  $     11.08
Retail Class:
  Net assets                                                 $   77,034,929  $10,374,893
  Shares of beneficial interest outstanding, no par value         7,417,663      938,325
  Net asset value and redemption price                       $        10.39  $     11.06
Admin Class:
  Net assets                                                 $    5,498,089           --
  Shares of beneficial interest outstanding, no par value           529,603           --
  Net asset value and redemption price                       $        10.38           --
J Class:
  Net assets                                                             --           --
  Shares of beneficial interest outstanding, no par value                --           --
  Net asset value and redemption price                                   --           --
  Maximum offering price per share (net asset value/96.50%)              --           --
Identified cost of investments                               $1,710,032,392  $49,460,839
Cost of foreign currency                                     $    1,636,026  $    28,108

                See accompanying notes to financial statements.

      HIGH YIELD  INTERMEDIATE MATURITY  INVESTMENT GRADE  U.S. GOVERNMENT
            FUND              BOND FUND         BOND FUND  SECURITIES FUND
     -----------------------------------------------------------------------

     $28,876,343            $13,562,201      $ 96,918,885      $14,168,909
       1,110,000                543,000         1,630,000          635,000
         309,537                    151               804               55
               0                      0            10,462                0

           5,367                      0         2,152,483            4,715
         539,073                      0                 0                0
         648,976                242,512         1,653,252          256,201
          10,736                  7,702            49,530            1,709
     -----------            -----------      ------------      -----------
      31,500,032             14,355,566       102,415,416       15,066,589
     -----------            -----------      ------------      -----------

               0                      0         1,000,000                0
          38,451                      0           686,025            2,842
               0                      0           446,771                0
           3,142                      0                 0                0
          16,991                  3,475            32,434            3,546
           1,500                  1,500             1,500            1,500
             948                  1,094             4,928              470
               0                      0            56,159                0
          48,945                 41,278            68,839           40,299
     -----------            -----------      ------------      -----------
         109,977                 47,347         2,296,656           48,657
     -----------            -----------      ------------      -----------
     $31,390,055            $14,308,219      $100,118,760      $15,017,932
     ===========            ===========      ============      ===========
     $41,031,920            $14,293,224      $ 99,745,406      $14,880,129
               0                  6,280                 0           13,054
        (871,155)              (281,307)          175,008         (195,003)
      (8,770,857)               290,022           200,346          319,752
             147                      0            (2,000)               0
     -----------            -----------      ------------      -----------
     $31,390,055            $14,308,219      $100,118,760      $15,017,932
     ===========            ===========      ============      ===========

     $31,390,055            $14,308,219      $  8,549,495      $15,017,932
       4,678,194              1,445,044           847,083        1,341,744
     $      6.71            $      9.90      $      10.09      $     11.19

              --                     --                --               --
              --                     --                --               --
              --                     --                --               --

              --                     --                --               --
              --                     --                --               --
              --                     --                --               --

              --                     --      $ 91,569,265               --
              --                     --         9,078,500               --
              --                     --             10.09               --
              --                     --             10.46               --
     $38,757,146            $13,815,179      $ 98,348,539      $14,484,157
     $         0            $         0      $      1,907      $         0



                                    [Graphic]
Loomis Sayles Fixed Income Funds

Statements of Operations
FOR THE YEAR ENDED SEPTEMBER 30, 2001

                                                                                       GLOBAL BOND
                                                                            BOND FUND         FUND
----------------------------------------------------------------------------------------------------
Investment Income
  Dividends*                                                            $   4,369,650  $     4,583
  Interest                                                                147,756,508    3,611,355
                                                                        -------------  -----------
                                                                          152,126,158    3,615,938
                                                                        -------------  -----------
  Expenses
   Management fees                                                          9,841,214      287,182
   12b-1 fees (Retail Class)                                                  204,769       27,686
   12b-1 fees (Admin Class)                                                    12,140            0
   12b-1 fees (J Class)                                                             0            0
   Shareholder service fees (Admin Class)                                      12,140            0
   Shareholder service fees (J Class)                                               0            0
   Trustees' fees and expenses                                                  7,268        7,057
   Administrative fees                                                      1,201,614       39,323
   Custodian and accounting fees                                              479,072       75,590
   Transfer Agent fees (Institutional Class)                                  304,670       23,564
   Transfer Agent fees (Retail Class)                                          97,460       21,858
   Transfer Agent fees (Admin Class)                                           22,096            0
   Transfer Agent fees (J Class)                                                    0            0
   Audit and tax services fees                                                 63,475       32,593
   Registration fees                                                           67,600       24,796
   Printing fees                                                              703,247       11,281
   Legal fees                                                                  17,902        7,423
   Amortization of organization expenses:
    Institutional Class                                                             0            0
   Other expenses                                                              41,868        6,144
                                                                        -------------  -----------
   Total expenses                                                          13,076,535      564,497
   Less expenses waived and reimbursed by the investment adviser             (545,969)    (106,038)
                                                                        -------------  -----------
   Net expenses                                                            12,530,566      458,459
                                                                        -------------  -----------
  Net investment income                                                   139,595,592    3,157,479
                                                                        -------------  -----------
Net Realized Gain (Loss) on:
  Investments                                                             (29,658,885)  (4,473,720)
  Foreign currency transactions                                              (383,847)      80,223
                                                                        -------------  -----------
  Total net realized gain (loss)                                          (30,042,732)  (4,393,497)
                                                                        -------------  -----------
Change in Unrealized Appreciation (Depreciation) on:
  Investments                                                            (107,564,455)   4,749,897
  Foreign currency translations                                                17,259        9,414
                                                                        -------------  -----------
  Total net change in unrealized appreciation (depreciation)             (107,547,196)   4,759,311
                                                                        -------------  -----------
  Total net realized gain (loss) and change in unrealized appreciation
   (depreciation)                                                        (137,589,928)     365,814
                                                                        -------------  -----------
Net Increase (Decrease) in Net Assets from Operations                   $   2,005,664  $ 3,523,293
                                                                        =============  ===========

* Net of foreign withholding taxes of $125,351, $1,146 and $10,268 for the Bond, Global Bond and High Yield Funds, respectively.

                See accompanying notes to financial statements.

 HIGH YIELD  INTERMEDIATE MATURITY  INVESTMENT GRADE  U.S. GOVERNMENT
       FUND              BOND FUND         BOND FUND  SECURITIES FUND
-----------------------------------------------------------------------

$   215,610             $        0        $   90,631       $        0
  3,872,872                970,146         4,440,330          851,993
-----------             ----------        ----------       ----------
  4,088,482                970,146         4,530,961          851,993
-----------             ----------        ----------       ----------

    185,434                 43,759           260,715           41,666
          0                  1,233             1,250                0
          0                      0                 0                0
          0                      0           294,892                0
          0                      0                 0                0
          0                      0           147,446                0
      7,077                  7,060             7,080            7,043
     21,125                 11,157            51,453            9,398
     64,265                 53,269            76,802           40,127
     22,705                 23,039            22,161           22,235
          0                  4,064             4,072                0
          0                      0                 0                0
          0                      0             8,876                0
     31,386                 26,054            43,406           24,031
     12,804                 15,645            21,148           11,216
      5,710                  2,315           112,824            3,823
      7,342                  7,809            39,856            7,206

      1,701                      0                 0                0
      5,682                  5,425             5,975            7,509
-----------             ----------        ----------       ----------
    365,231                200,829         1,097,956          174,254
   (133,438)              (136,203)         (295,922)        (104,811)
-----------             ----------        ----------       ----------
    231,793                 64,626           802,034           69,443
-----------             ----------        ----------       ----------
  3,856,689                905,520         3,728,927          782,550
-----------             ----------        ----------       ----------

   (335,438)               (10,243)          371,418          765,636
        248                      0            (7,819)               0
-----------             ----------        ----------       ----------
   (335,190)               (10,243)          363,599          765,636
-----------             ----------        ----------       ----------

 (7,161,417)               668,265           830,829           96,737
        561                    157            (1,673)               0
-----------             ----------        ----------       ----------
 (7,160,856)               668,422           829,156           96,737
-----------             ----------        ----------       ----------

 (7,496,046)               658,179         1,192,755          862,373
-----------             ----------        ----------       ----------
$(3,639,357)            $1,563,699        $4,921,682       $1,644,923
===========             ==========        ==========       ==========




                                    [Graphic]
Loomis Sayles Fixed Income Funds

Statements of Changes in Net Assets
BOND FUND

                                                                    YEAR ENDED      YEAR ENDED
                                                                 SEPTEMBER 30,   SEPTEMBER 30,
                                                                          2001            2000
------------------------------------------------------------------------------------------------
From Operations
  Net investment income                                         $  139,595,592  $  138,718,352
  Net realized gain (loss)                                         (30,042,732)    (23,246,146)
  Change in unrealized appreciation (depreciation)                (107,547,196)     (9,218,304)
                                                                --------------  --------------
   Increase (decrease) in net assets from operations                 2,005,664     106,253,902
                                                                --------------  --------------
From Distributions to Shareholders
  Institutional Class
   Net investment income                                          (164,372,615)   (125,893,967)
  Retail Class
   Net investment income                                            (8,294,616)     (5,062,287)
  Admin Class
   Net investment income                                              (477,800)       (184,601)
                                                                --------------  --------------
                                                                  (173,145,031)   (131,140,855)
                                                                --------------  --------------
From Capital Share Transactions
  Increase (decrease) in net assets derived from capital share
   transactions                                                   (114,977,164)    178,615,994
                                                                --------------  --------------
  Total increase (decrease) in net assets                         (286,116,531)    153,729,041
Net Assets
  Beginning of the period                                        1,752,600,756   1,598,871,715
                                                                --------------  --------------
  End of the period                                             $1,466,484,225  $1,752,600,756
                                                                ==============  ==============
Undistributed Net Investment Income
  End of the period                                             $            0  $   37,932,526
                                                                ==============  ==============

                See accompanying notes to financial statements.

Statements of Changes in Net Assets
GLOBAL BOND FUND

                                                          YEAR ENDED    YEAR ENDED
                                                       SEPTEMBER 30, SEPTEMBER 30,
                                                                2001          2000
-----------------------------------------------------------------------------------
From Operations
  Net investment income                                 $ 3,157,479   $ 2,951,320
  Net realized gain (loss)                               (4,393,497)     (294,024)
  Change in unrealized appreciation (depreciation)        4,759,311    (5,012,989)
                                                        -----------   -----------
   Increase (decrease) in net assets from operations      3,523,293    (2,355,693)
                                                        -----------   -----------
From Distributions to Shareholders
  Institutional Class
   Net investment income                                 (1,994,611)   (1,914,609)
   Net realized gain on investments                        (140,623)   (1,173,369)
  Retail Class
   Net investment income                                   (639,164)     (425,871)
   Net realized gain on investments                         (46,676)     (265,483)
                                                        -----------   -----------
                                                         (2,821,074)   (3,779,332)
                                                        -----------   -----------
From Capital Shares Transactions
  Increase (decrease) in net assets derived from
   capital share transactions                            (1,402,326)   13,631,766
                                                        -----------   -----------
  Total increase (decrease) in net assets                  (700,107)    7,496,741
Net Assets
  Beginning of the period                                48,756,174    41,259,433
                                                        -----------   -----------
  End of the period                                     $48,056,067   $48,756,174
                                                        ===========   ===========
Undistributed Net Investment Income
  End of the period                                     $         0   $ 1,800,248
                                                        ===========   ===========

                See accompanying notes to financial statements.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

Statements of Changes in Net Assets
HIGH YIELD FUND

                                                                   YEAR ENDED    YEAR ENDED
                                                                SEPTEMBER 30, SEPTEMBER 30,
                                                                         2001          2000
--------------------------------------------------------------------------------------------
From Operations
  Net investment income                                          $ 3,856,689   $ 2,606,913
  Net realized gain (loss)                                          (335,190)     (406,456)
  Change in unrealized appreciation (depreciation)                (7,160,856)      713,621
                                                                 -----------   -----------
   Increase (decrease) in net assets from operations              (3,639,357)    2,914,078
                                                                 -----------   -----------
From Distributions to Shareholders
  Institutional Class
   Net investment income                                          (4,600,080)   (2,406,069)
   Net realized gain on investments                                        0        (2,459)
                                                                 -----------   -----------
                                                                  (4,600,080)   (2,408,528)
                                                                 -----------   -----------
From Capital Share Transactions
  Increase (decrease) in net assets derived from capital share
   transactions                                                   15,488,068     3,472,108
                                                                 -----------   -----------
   Redemption Fees                                                    12,637         1,549
                                                                 -----------   -----------
  Total increase (decrease) in net assets                          7,261,268     3,979,207
Net Assets
  Beginning of the period                                         24,128,787    20,149,580
                                                                 -----------   -----------
  End of the period                                              $31,390,055   $24,128,787
                                                                 ===========   ===========
Undistributed Net Investment Income (Loss)
  End of the period                                              $         0   $   795,559
                                                                 ===========   ===========

                See accompanying notes to financial statements.

Statements of Changes in Net Assets
INTERMEDIATE MATURITY BOND FUND

                                                                   YEAR ENDED    YEAR ENDED
                                                                SEPTEMBER 30, SEPTEMBER 30,
                                                                         2001          2000
--------------------------------------------------------------------------------------------
From Operations
  Net investment income (loss)                                   $   905,520   $   864,600
  Net realized gain (loss)                                           (10,243)      (24,544)
  Change in unrealized appreciation (depreciation)                   668,422        70,467
                                                                 -----------   -----------
   Increase (decrease) in net assets from operations               1,563,699       910,523
                                                                 -----------   -----------
From Distributions to Shareholders
  Institutional Class
   Net investment income                                          (1,048,627)     (694,006)
  Retail Class
   Net investment income                                             (79,668)     (127,051)
                                                                 -----------   -----------
                                                                  (1,128,295)     (821,057)
                                                                 -----------   -----------
From Capital Share Transactions
  Increase (decrease) in net assets derived from capital share
   transactions                                                      565,378     2,460,242
                                                                 -----------   -----------
  Total increase (decrease) in net assets                          1,000,782     2,549,708
Net Assets
  Beginning of the period                                         13,307,437    10,757,729
                                                                 -----------   -----------
  End of the period                                              $14,308,219   $13,307,437
                                                                 ===========   ===========
Undistributed Net Investment Income (Loss)
  End of the period                                              $     6,280   $   226,834
                                                                 ===========   ===========

                See accompanying notes to financial statements.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

Statements of Changes in Net Assets
INVESTMENT GRADE BOND FUND

                                                                   YEAR ENDED    YEAR ENDED
                                                                SEPTEMBER 30, SEPTEMBER 30,
                                                                         2001          2000
--------------------------------------------------------------------------------------------
From Operations
  Net investment income                                         $  3,728,927   $ 1,539,410
  Net realized gain (loss)                                           363,599      (137,068)
  Change in unrealized appreciation (depreciation)                   829,156       (30,529)
                                                                ------------   -----------
   Increase (decrease) in net assets from operations               4,921,682     1,371,813
                                                                ------------   -----------
From Distributions to Shareholders
  Institutional Class
   Net investment income                                            (378,675)     (182,374)
  Retail Class
   Net investment income                                             (32,241)     (177,798)
  J Class
   Net investment income                                          (3,442,529)   (1,124,657)
                                                                ------------   -----------
                                                                  (3,853,445)   (1,484,829)
                                                                ------------   -----------
From Capital Share Transactions
  Increase (decrease) in net assets derived from capital share
   transactions                                                   63,632,256    14,236,222
                                                                ------------   -----------
  Total increase (decrease) in net assets                         64,700,493    14,123,206
Net Assets
  Beginning of the period                                         35,418,267    21,295,061
                                                                ------------   -----------
  End of the period                                             $100,118,760   $35,418,267
                                                                ============   ===========
Undistributed Net Investment Income
  End of the period                                             $          0   $   166,171
                                                                ============   ===========

                See accompanying notes to financial statements.

Statements of Changes in Net Assets
U.S. GOVERNMENT SECURITIES FUND

                                                                   YEAR ENDED    YEAR ENDED
                                                                SEPTEMBER 30, SEPTEMBER 30,
                                                                         2001          2000
--------------------------------------------------------------------------------------------
From Operations
  Net investment income                                          $   782,550   $   843,070
  Net realized gain (loss)                                           765,636      (526,594)
  Change in unrealized appreciation (depreciation)                    96,737       756,211
                                                                 -----------   -----------
   Increase (decrease) in net assets from operations               1,644,923     1,072,687
                                                                 -----------   -----------
From Distributions to Shareholders
  Institutional Class
   Net investment income                                            (941,445)     (886,542)
                                                                 -----------   -----------
From Capital Share Transactions
  Increase (decrease) in net assets derived from capital share
   transactions                                                    2,819,603    (4,832,750)
                                                                 -----------   -----------
  Total increase (decrease) in net assets                          3,523,081    (4,646,605)
Net Assets
  Beginning of the period                                         11,494,851    16,141,456
                                                                 -----------   -----------
  End of the period                                              $15,017,932   $11,494,851
                                                                 ===========   ===========
Undistributed Net Investment Income
  End of the period                                              $    13,054   $   170,742
                                                                 ===========   ===========

                See accompanying notes to financial statements.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

Financial Highlights
BOND FUND

                                                           Institutional Class
                                           --------------------------------------------------
                                                                                  NINE MONTHS
                                                                                     ENDED
                                                 YEAR ENDED SEPTEMBER 30,        SEPTEMBER 30,
                                           ------------------------------------  -------------
                                              2001          2000        1999         1998
Net asset value, beginning of period       $    11.53    $    11.70  $    12.30   $    12.83
                                           ----------    ----------  ----------   ----------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                  0.94 (d)       0.96        0.98         0.69
  Net realized and unrealized gain (loss)
   on investments                               (0.91)        (0.20)      (0.06)       (0.78)
                                           ----------    ----------  ----------   ----------
   Total from investment operations              0.03          0.76        0.92        (0.09)
                                           ----------    ----------  ----------   ----------
LESS DISTRIBUTIONS--
  Dividends from net investment income          (1.17)        (0.93)      (1.00)       (0.44)
  Distributions from net realized capital
   gains                                         0.00          0.00       (0.52)        0.00
                                           ----------    ----------  ----------   ----------
   Total distributions                          (1.17)        (0.93)      (1.52)       (0.44)
                                           ----------    ----------  ----------   ----------
Net asset value, end of period             $    10.39    $    11.53  $    11.70   $    12.30
                                           ==========    ==========  ==========   ==========
Total return (%)(a)                               0.3           6.7         7.6         (0.9)
Net assets, end of period (000)            $1,383,951    $1,670,825  $1,541,834   $1,455,312
Ratios to average net assets:
  Net expenses (%)(b)(c)                         0.75          0.75        0.75         0.75
  Gross expenses (%)(c)                          0.78          0.76        0.75         0.76
  Net investment income (loss) (%)(c)            8.52          8.32        8.15         7.34
Portfolio turnover rate (%)                        20            17          33           24

* From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  Institutional Class                       Retail Class
 --------------------  ----------------------------------------------------
                                                     NINE MONTHS
      YEAR ENDED                                        ENDED     PERIOD ENDED
     DECEMBER 31,        YEAR ENDED SEPTEMBER 30,   SEPTEMBER 30, DECEMBER 31,
 --------------------  ---------------------------  ------------- ------------
    1997       1996     2001       2000     1999        1998         1997*
 ------------------------------------------------------------------------------
 $    12.38  $  12.29  $ 11.52    $ 11.69  $ 12.29     $ 12.82      $ 12.38
 ----------  --------  -------    -------  -------     -------      -------
       0.86      0.86     0.91(d)    0.92     0.96        0.66         0.84(d)
       0.67      0.35    (0.91)     (0.19)   (0.08)      (0.77)        0.65
 ----------  --------  -------    -------  -------     -------      -------
       1.53      1.21     0.00       0.73     0.88       (0.11)        1.49
 ----------  --------  -------    -------  -------     -------      -------
      (0.86)    (0.86)   (1.13)     (0.90)   (0.96)      (0.42)       (0.83)

      (0.22)    (0.26)    0.00       0.00    (0.52)       0.00        (0.22)
 ----------  --------  -------    -------  -------     -------      -------
      (1.08)    (1.12)   (1.13)     (0.90)   (1.48)      (0.42)       (1.05)
 ----------  --------  -------    -------  -------     -------      -------
 $    12.83  $  12.38  $ 10.39    $ 11.52  $ 11.69     $ 12.29      $ 12.82
 ==========  ========  =======    =======  =======     =======      =======
       12.7      10.3      0.1        6.5      7.3        (1.1)        12.4
 $1,261,910  $541,244  $77,035    $78,039  $55,490     $53,908      $33,240
       0.75      0.75     1.00       1.00     1.00        1.00         1.00
       0.77      0.75     1.13       1.08     1.04        1.06         1.20
       7.36      7.93     8.28       8.10     7.90        7.13         7.09
         41        42       20         17       33          24           41



                                    [Graphic]
Loomis Sayles Fixed Income Funds

Financial Highlights
BOND FUND [CONTINUED]

                                                          Admin Class
                                           ----------------------------------------
                                                                        NINE MONTHS
                                                                           ENDED
                                            YEAR ENDED SEPTEMBER 30,   SEPTEMBER 30,
                                           ------------------------    -------------
                                            2001      2000    1999         1998*
-------------------------------------------------------------------------------------
Net asset value, beginning of period       $11.52    $11.69  $12.28       $12.83
                                           ------    ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)               0.88(d)   0.86    0.92(d)      0.47
  Net realized and unrealized gain (loss)
   on
   investments                              (0.92)    (0.16)  (0.06)       (0.62)
                                           ------    ------  ------       ------
   Total from investment operations         (0.04)     0.70    0.86        (0.15)
                                           ------    ------  ------       ------
LESS DISTRIBUTIONS--
  Dividends from net investment income      (1.10)    (0.87)  (0.93)       (0.40)
  Distributions from net realized capital
   gains                                     0.00      0.00   (0.52)        0.00
                                           ------    ------  ------       ------
   Total distributions                      (1.10)    (0.87)  (1.45)       (0.40)
                                           ------    ------  ------       ------
Net asset value, end of period             $10.38    $11.52  $11.69       $12.28
                                           ======    ======  ======       ======
Total return (%)(a)                          (0.3)      6.2     7.1         (1.3)
Net assets, end of period (000)            $5,498    $3,736  $1,548       $  630
Ratios to average net assets:
  Net expenses (%)(b)(c)                     1.25      1.25    1.25         1.25
  Gross expenses (%)(c)                      1.71      1.98    2.38         6.32
  Net investment income (loss) (%)(c)        8.02      7.90    7.66         7.45
Portfolio turnover rate (%)                    20        17      33           24

* From commencement of class operations on January 2, 1998 through September 30, 1998.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                     [This Page Intentionally Left Blank]



                                    [Graphic]
Loomis Sayles Fixed Income Funds

Financial Highlights
GLOBAL BOND FUND

                                                                Institutional Class
                                                    -------------------------------------------
                                                                                    NINE MONTHS
                                                                                       ENDED
                                                       YEAR ENDED SEPTEMBER 30,    SEPTEMBER 30,
                                                    -----------------------------  -------------
                                                     2001       2000       1999        1998
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $ 10.93    $ 12.60    $ 11.93     $ 11.83
                                                    -------    -------    -------     -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                        0.72 (d)   0.76 (d)    0.79        0.53
  Net realized and unrealized gain (loss) on
   investments                                         0.07      (1.33)      0.87       (0.43)
                                                    -------    -------    -------     -------
   Total from investment operations                    0.79      (0.57)      1.66        0.10
                                                    -------    -------    -------     -------
LESS DISTRIBUTIONS--
  Dividends from net investment income                (0.60)     (0.67)     (0.70)       0.00
  Distributions in excess of net investment income     0.00       0.00       0.00        0.00
  Distributions from net realized capital gains       (0.04)     (0.43)     (0.29)       0.00
                                                    -------    -------    -------     -------
   Total distributions                                (0.64)     (1.10)     (0.99)       0.00
                                                    -------    -------    -------     -------
Net asset value, end of period                      $ 11.08    $ 10.93    $ 12.60     $ 11.93
                                                    =======    =======    =======     =======
Total return (%)(a)                                     7.7       (5.0)      14.2         0.9
Net assets, end of period (000)                     $37,681    $37,035     34,154     $29,860
Ratios to average net assets:
  Net expenses (%)(b)(c)                               0.90       0.90       0.90        0.90
  Gross expenses (%)(c)                                1.09       1.12       1.10        1.18
  Net investment income (loss) (%)(c)                  6.65       6.64       6.32        6.00
Portfolio turnover rate (%)                              58         17         42          28

* From commencement of class operations on January 2, 1997 through December 31, 1997.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  Institutional Class                        Retail Class
  ------------------  -------------------------------------------------------
                                                       NINE MONTHS
      YEAR ENDED                                          ENDED     PERIOD ENDED
     DECEMBER 31,        YEAR ENDED SEPTEMBER 30,     SEPTEMBER 30, DECEMBER 31,
  ------------------  ----------------------------    ------------- ------------
    1997       1996    2001       2000       1999         1998         1997*
  -------------------------------------------------------------------------------
  $ 12.35    $ 11.39  $ 10.91    $ 12.57    $11.91       $11.83        $12.35
  -------    -------  -------    -------    ------       ------        ------
     0.71       0.44    0.69 (d)   0.73 (d)   0.76(d)      0.44          0.63(d)
    (0.42)      1.27     0.07      (1.32)     0.86        (0.36)        (0.37)
  -------    -------  -------    -------    ------       ------        ------
     0.29       1.71     0.76      (0.59)     1.62         0.08          0.26
  -------    -------  -------    -------    ------       ------        ------
    (0.69)     (0.75)   (0.57)     (0.64)    (0.67)        0.00         (0.69)
    (0.12)      0.00     0.00       0.00      0.00         0.00         (0.09)
     0.00       0.00    (0.04)     (0.43)    (0.29)        0.00          0.00
  -------    -------  -------    -------    ------       ------        ------
    (0.81)     (0.75)   (0.61)     (1.07)    (0.96)        0.00         (0.78)
  -------    -------  -------    -------    ------       ------        ------
  $ 11.83    $ 12.35  $ 11.06    $ 10.91    $12.57       $11.91        $11.83
  =======    =======  =======    =======    ======       ======        ======
      2.3       15.0      7.4       (5.2)     13.8          0.7           2.0
  $28,401    $26,513  $10,375    $11,721    $7,106       $6,376        $4,694
     0.90       1.50     1.15       1.15      1.15         1.15          1.15
     1.22       1.77     1.47       1.51      1.61         1.78          2.44
     5.88       6.37     6.42       6.41      6.08         5.77          5.60
       75        131       58         17        42           28            75



                                    [Graphic]
Loomis Sayles Fixed Income Funds

Financial Highlights
HIGH YIELD FUND


                                                               Institutional Class
                                                          -----------------------------
                                                             YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------
                                                           2001       2000       1999
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                      $  8.80    $  8.61    $  8.17
                                                          -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                               0.97(d)    1.01       0.91
  Net realized and unrealized gain (loss) on investments    (1.81)      0.15       0.68
                                                          -------    -------    -------
   Total from investment operations                         (0.84)      1.16       1.59
------------------------------------------------------    -------    -------    -------
LESS DISTRIBUTIONS--
  Dividends from net investment income                      (1.25)     (0.97)     (0.96)
  Distributions from net realized capital gains              0.00      0.00 (e)   (0.21)
                                                          -------    -------    -------
   Total distributions                                      (1.25)     (0.97)     (1.17)
                                                          -------    -------    -------
Redemption fees                                              0.00(e)   0.00 (e)    0.02
                                                          -------    -------    -------
Net asset value, end of period                            $  6.71    $  8.80    $  8.61
                                                          =======    =======    =======
Total return (%)(a)                                         (10.4)      14.3       21.0
Net assets, end of period (000)                           $31,390    $24,129    $20,150
Ratios to average net assets:
  Net expenses (%)(b)(c)                                     0.75       0.75       0.75
  Gross expenses (%)(c)                                      1.18       1.32       1.81
  Net investment income (loss) (%)(c)                       12.48      11.62      11.61
Portfolio turnover rate (%)                                    37         30         24

* From commencement of fund operations on September 11, 1996 through December 31, 1996.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(e)Amount is less than $0.01 per share.

          Institutional Class
--------------------------------------
 NINE MONTHS
    ENDED      YEAR ENDED  PERIOD ENDED
SEPTEMBER 30, DECEMBER 31, DECEMBER 31,
------------- ------------ ------------
    1998          1997        1996*
----------------------------------------
   $10.12        $10.11       $10.00
   ------        ------       ------
     0.78(d)       0.83         0.20
    (2.28)         0.27         0.11
   ------        ------       ------
    (1.50)         1.10         0.31
   ------        ------       ------
    (0.46)        (0.86)       (0.20)
     0.00         (0.26)        0.00
   ------        ------       ------
    (0.46)        (1.12)       (0.20)
   ------        ------       ------
     0.01          0.03         0.00
   ------        ------       ------
   $ 8.17        $10.12       $10.11
   ======        ======       ======
    (15.6)         11.4          3.1
   $6,624        $5,266       $1,939
     0.75          0.75         0.75
     2.42          3.81        12.06
    10.54          8.96         8.85
       33            68            0



                                    [Graphic]
Loomis Sayles Fixed Income Funds

Financial Highlights
INTERMEDIATE MATURITY BOND FUND

                                            Institutional Class
                           ---------------------------------------------------
                                                        NINE MONTHS
                                                           ENDED     PERIOD ENDED
                            YEAR ENDED SEPTEMBER 30,   SEPTEMBER 30, DECEMBER 31,
                           --------------------------  ------------- ------------
                            2001       2000     1999       1998         1997*
----------------------------------------------------------------------------------
Net asset value,
 beginning of period       $  9.58    $  9.56  $10.06     $10.03        $10.00
                           -------    -------  ------     ------        ------
INCOME FROM INVESTMENT
 OPERATIONS--
 Net investment income
   (loss)                     0.67(d)    0.64    0.67       0.51(d)       0.64(d)
 Net realized and
   unrealized gain
   (loss) on investments      0.48       0.02   (0.38)     (0.16)         0.00
                           -------    -------  ------     ------        ------
   Total from investment
    operations                1.15       0.66    0.29       0.35          0.64
                           -------    -------  ------     ------        ------
LESS DISTRIBUTIONS--
 Dividends from net
   investment income         (0.83)     (0.64)  (0.70)     (0.32)        (0.56)
 Distributions in excess
   of net investment
   income                     0.00       0.00    0.00       0.00         (0.03)
 Distributions from net
   realized capital gains     0.00       0.00   (0.09)      0.00         (0.02)
                           -------    -------  ------     ------        ------
   Total distributions       (0.83)     (0.64)  (0.79)     (0.32)        (0.61)
                           -------    -------  ------     ------        ------
Net asset value, end of
 period                    $  9.90    $  9.58  $ 9.56     $10.06        $10.03
                           =======    =======  ======     ======        ======
Total return (%)(a)           12.6        7.3     3.0        3.5           6.4
Net assets, end of
 period (000)              $14,308    $11,239  $8,978     $8,601        $6,305
Ratios to average net
 assets:
 Net expenses (%)(b)(c)       0.48       0.55    0.55       0.55          0.55
 Gross expenses (%)(c)        1.49       1.67    1.92       2.27          3.66
 Net investment income
   (loss) (%)(c)              6.91       6.91    6.98       6.71          6.38
Portfolio turnover rate
 (%)                            28         32      16         32           119

 * From commencement of fund operations on January 2, 1997 through December 31, 1997.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                     [This Page Intentionally Left Blank]



                                    [Graphic]
Loomis Sayles Fixed Income Funds

Financial Highlights
INVESTMENT GRADE BOND FUND


                                                              Institutional Class
                                                          --------------------------
                                                           YEAR ENDED SEPTEMBER 30,
                                                          --------------------------
                                                           2001      2000      1999
--------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 9.92    $ 9.96    $10.28
                                                          ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                              0.65(d)   0.73(d)   0.76
  Net realized and unrealized gain (loss) on investments    0.18     (0.05)    (0.12)
                                                          ------    ------    ------
   Total from investment operations                         0.83      0.68      0.64
                                                          ------    ------    ------
LESS DISTRIBUTIONS--
  Dividends from net investment income                     (0.66)    (0.72)    (0.70)
  Distributions in excess of net investment income          0.00      0.00      0.00
  Distributions from net realized capital gains             0.00      0.00     (0.26)
                                                          ------    ------    ------
   Total distributions                                     (0.66)    (0.72)    (0.96)
                                                          ------    ------    ------
Net asset value, end of period                            $10.09    $ 9.92    $ 9.96
                                                          ======    ======    ======
Total return (%)(a)                                          8.6       7.2       6.5
Net assets, end of period (000)                           $8,549    $2,905    $2,427
Ratios to average net assets:
  Net expenses (%)(b)(c)                                    0.55      0.55      0.55
  Gross expenses (%)(c)                                     1.36      3.23      2.87
  Net investment income (loss) (%)(c)                       6.43      7.35      6.83
Portfolio turnover rate (%)                                   15        23        42

* From Commencement of fund operations on January 2, 1997 through December 31,1997.
** From Commencement of class operations on May 24, 1999 through September 30,
   1999.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(e)Total Return does not include the effect of any front end sales charges for the J Class.

   Institutional Class                   J Class
-------------------------  --------------------------------
 NINE MONTHS
    ENDED     PERIOD ENDED      YEAR ENDED       PERIOD ENDED
SEPTEMBER 30, DECEMBER 31,     SEPTEMBER 30,     SEPTEMBER 30,
------------- ------------ ------------------    -------------
    1998         1997*      2001       2000         1999**
----------------------------------------------------------------
   $10.59        $10.00    $  9.91    $  9.95       $ 10.29
   ------        ------    -------    -------       -------
     0.52          0.65       0.57(d)   0.65 (d)       0.21
    (0.50)         0.77       0.19      (0.04)        (0.36)
   ------        ------    -------    -------       -------
     0.02          1.42       0.76       0.61         (0.15)
   ------        ------    -------    -------       -------
    (0.33)        (0.63)     (0.58)     (0.65)        (0.19)
     0.00         (0.08)      0.00       0.00          0.00
     0.00         (0.12)      0.00       0.00          0.00
   ------        ------    -------    -------       -------
    (0.33)        (0.83)     (0.58)     (0.65)        (0.19)
   ------        ------    -------    -------       -------
   $10.28        $10.59    $ 10.09    $  9.91       $  9.95
   ======        ======    =======    =======       =======
      0.0          14.5        7.9(e)    6.4 (e)       (1.5)(e)
   $2,778        $2,445    $91,569    $30,264       $16,307
     0.55          0.55       1.30       1.30          1.30
     4.19          7.59       1.71       2.97          2.16
     6.68          6.74       5.65       6.59          6.11
       48           112         15         23            42



                                    [Graphic]
Loomis Sayles Fixed Income Funds

Financial Highlights
U.S. GOVERNMENT SECURITIES FUND


                                                              Institutional Class
                                                          ---------------------------
                                                            YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------
                                                           2001       2000     1999
---------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 10.62    $ 10.38  $ 11.41
                                                          -------    -------  -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                               0.62(d)    0.68     0.65
  Net realized and unrealized gain (loss) on investments     0.70       0.22    (1.03)
                                                          -------    -------  -------
   Total from investment operations                          1.32       0.90    (0.38)
                                                          -------    -------  -------
LESS DISTRIBUTIONS--
  Dividends from net investment income                      (0.75)     (0.66)   (0.65)
                                                          -------    -------  -------
Net asset value, end of period                            $ 11.19    $ 10.62  $ 10.38
                                                          =======    =======  =======
Total return (%)(a)                                          12.9        9.1     (3.5)
Net assets, end of period (000)                           $15,018    $11,495  $16,141
Ratio to average net assets:
  Net expenses (%)(b)(c)                                     0.50       0.50     0.52
  Gross expenses (%)(c)                                      1.25       1.24     1.03
  Net investment income (loss) (%)(c)                        5.63       6.17     5.75
Portfolio turnover rate (%)                                   124         86       75

(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

        Institutional Class
----------------------------------
NINE MONTHS ENDED    YEAR ENDED
  SEPTEMBER 30,     DECEMBER 31,
----------------- ----------------
      1998         1997     1996
------------------------------------
     $ 10.70      $ 10.08  $ 10.64
     -------      -------  -------
        0.43         0.63     0.68
        0.58         0.61    (0.57)
     -------      -------  -------
        1.01         1.24     0.11
     -------      -------  -------
       (0.30)       (0.62)   (0.67)
     -------      -------  -------
     $ 11.41      $ 10.70  $ 10.08
     =======      =======  =======
         9.6         12.7      1.3
     $29,246      $17,668  $14,192
        0.60         0.60     1.00
        0.97         1.23     1.19
        5.61         6.29     6.23
          84          156      137



                                    [Graphic]
Loomis Sayles Fixed Income Funds

Notes to Financial Statements
SEPTEMBER 30, 2001


1. The Loomis Sayles Funds is comprised of predominantly no-load mutual funds (the "Funds").

Each Fund is a series of Loomis Sayles Funds (the "Trust"). The Trust is a diversified, open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act") and organized as a Massachusetts business trust on February 20, 1991. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each Fund.

The Trust consists of the following Funds:

FIXED INCOME FUNDS                            EQUITY FUNDS
------------------                            ------------
Loomis Sayles Bond Fund                       Loomis Sayles Aggressive Growth Fund
Loomis Sayles Global Bond Fund                Loomis Sayles Emerging Markets Fund
Loomis Sayles High Yield Fund                 Loomis Sayles Global Technology Fund
Loomis Sayles Intermediate Maturity Bond Fund Loomis Sayles Growth Fund
Loomis Sayles Investment Grade Bond Fund      Loomis Sayles International Equity Fund
Loomis Sayles Managed Bond Fund               Loomis Sayles Research Fund
Loomis Sayles Short-Term Bond Fund            Loomis Sayles Small Cap Growth Fund
Loomis Sayles U.S. Government Securities Fund Loomis Sayles Small Cap Value Fund
                                              Loomis Sayles Value Fund (formerly
                                               Loomis Sayles Core Value Fund)
                                              Loomis Sayles Worldwide Fund

The financial statements of Loomis Sayles Managed Bond, Short-Term Bond and Equity Funds are presented separately.

The Intermediate Maturity Bond Fund and Investment Grade Bond Fund Retail Class Shares were reclassified into Institutional Shares on December 18, 2000. The Funds ceased offering the Retail Class shares on October 2, 2000.

The Global Bond Fund offers Institutional and Retail Class shares. The High Yield, Intermediate Maturity Bond and U.S. Government Securities Funds offer Institutional Class shares. The Bond Fund offers Institutional, Retail, and Admin Class shares and the Investment Grade Bond Fund offers Institutional and J Class shares. Each class of shares has an equal pro rata interest in the assets of the relevant fund and general voting privileges. Institutional, Retail, Admin and J Classes differ with respect to distribution and certain other class-specific expenses and expense reductions.

Purchases of the J Class shares are subject to a maximum sales charge of 3.50%. J Class shares are only offered to non-U.S. investors.

SEPTEMBER 30, 2001


The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fixed Income Funds:

A. Security Valuation| Long-term debt securities for which quotations are readily available are valued by a pricing service, as approved by the Board of Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Equity securities for which quotations are readily available are valued at their last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees.

B. Repurchase Agreements| The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Funds take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the market value of the collateral be at least equal to 102% of the repurchase price including accrued interest. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price including accrued interest. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Funds may be delayed or limited.

C. Foreign Currency Translation and Foreign Investments| The books and records of each of the Funds (including those Funds that invest in foreign investments) are maintained in U.S. dollars. The value of investments, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of each day. Purchases and sales of investments, income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices



                                    [Graphic]
Loomis Sayles Fixed Income Funds

SEPTEMBER 30, 2001

of investments held. All such fluctuations are included with net realized and unrealized gain or loss on investments.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

Certain funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund (except the U.S. Government Securities Fund) may purchase investments of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments and their markets may be less liquid and the prices of such securities may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

D. Forward Foreign Currency Exchange Contracts| Each Fund that may invest in foreign investments may enter into forward foreign currency exchange contracts to protect investments against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date.

The market value of the contract will fluctuate with changes in currency exchange rates. The contracts are marked-to-market daily using the forward currency exchange rates and the change in market values are recorded as unrealized appreciation (depreciation) on foreign currency translations in the Funds' Statements of Assets and Liabilities. Realized gain or loss is recognized when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and recorded as realized gain (loss) on foreign currency transactions in the Funds' Statements of Operations.

Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency

SEPTEMBER 30, 2001

relative to the U.S. dollar. At September 30, 2001, there were no open forward foreign currency exchange contracts.

E. Security Transactions, Related Investment Income and Expenses| Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Discounts on zero coupon bonds, original issue discount bonds, step bonds and payment-in-kind bonds are accreted according to the effective interest method. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based on relative net assets. Investment income, realized and unrealized gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

F. Federal Income Taxes| Each Fund is a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

The capital loss carryforwards are intended to be used to offset future capital gains. At September 30, 2001, the Funds had available capital loss carryforwards:

                                  AMOUNT    EXPIRES
                                  ------    -------
Bond Fund...................... $22,334,749  2008
                                 14,404,453  2009
High Yield Fund................     399,594  2008
Intermediate Maturity Bond Fund     244,698  2008
                                     36,609  2009
U.S. Government Securities Fund     152,722  2004
                                     42,048  2008

The Funds elected to defer net capital losses, noted below, as having been incurred in the following fiscal year.

                   AMOUNT
                   ------
Bond Fund....... $12,899,476
Global Bond Fund   1,489,037
High Yield Fund.     471,561



                                    [Graphic]
Loomis Sayles Fixed Income Funds

SEPTEMBER 30, 2001


G. Dividends and Distributions to Shareholders| The Investment Grade Bond Fund declares and pays its net investment income to shareholders monthly. The Bond, High Yield, Intermediate Maturity Bond, and U.S. Government Securities Funds declare and pay their net investment income quarterly. The Global Bond Fund declares and pays its net investment income to shareholders annually. Distributions from net realized capital gains are declared and paid on an annual basis by all of the Funds. Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications to a Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for litigation proceeds, forward foreign currency transactions, capital loss carryforwards, non-deductible organization costs, deferred losses due to wash sales, excise tax regulations and net operating losses. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Distributions to shareholders are recorded on the ex-dividend date.

H. Redemption Fees| Shares held in the High Yield Fund less than one year are subject to a redemption fee equal to 2% of the amount redeemed.

2. Portfolio Security Transactions| The cost of purchases and proceeds from sales and maturities of securities other than short-term securities for each Fund for the year ended September 30, 2001 were as follows:

                                         PURCHASES
                                         ---------
                                U.S. GOVERNMENT    OTHER
                                ---------------    -----
Bond Fund......................   $64,468,855   $248,979,460
Global Bond Fund...............     6,992,683     19,928,661
High Yield Fund................             0     22,306,462
Intermediate Maturity Bond Fund       799,088      3,591,544
Investment Grade Bond Fund.....    23,359,942     49,870,545
U.S. Government Securities Fund    19,425,766              0

                                           SALES
                                           -----
                                U.S. GOVERNMENT    OTHER
                                ---------------    -----
Bond Fund......................   $72,534,845   $449,286,943
Global Bond Fund...............     2,094,512     25,317,167
High Yield Fund................             0     10,674,696
Intermediate Maturity Bond Fund        54,450      3,428,131
Investment Grade Bond Fund.....     4,837,564      3,978,109
U.S. Government Securities Fund    16,352,802              0

SEPTEMBER 30, 2001


3. Management Fees and Other Transactions with Affiliates| During the year ended September 30, 2001, the Funds incurred management fees payable to Loomis Sayles. Separate management agreements for each Fund in effect during the year ended September 30, 2001 provided for fees at the following annual percentage rate of each Fund's average daily net assets indicated below. Loomis Sayles has contractually agreed, until February 1, 2002, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund to the following percentage rate of the Fund's average daily net assets:

                                                MAXIMUM EXPENSE RATIOS
                               -          ----------------------------------
                               MANAGEMENT INSTITUTIONAL RETAIL ADMIN
    FUND                          FEES        CLASS     CLASS  CLASS J CLASS
    ----                       ---------- ------------- ------ ----- -------
    Bond Fund.................    0.60%       0.75%     1.00%  1.25%     --
    Global Bond Fund..........    0.60%       0.90%     1.15%     --     --
    High Yield Fund...........    0.60%       0.75%        --     --     --
    Intermediate Maturity Bond
      Fund/ (1)(2)/...........    0.30%       0.45%        --     --     --
    Investment Grade Bond
      Fund /(2)/..............    0.40%       0.55%        --     --  1.30%
    U.S. Government Securities
      Fund....................    0.30%       0.50%        --     --     --

(1)Effective February 5, 2001, the Board of Trustees voted to amend the advisory agreement for the Intermediate Maturity Bond Fund to reduce management fees from an annual rate of 0.40% to 0.30% of the average net assets and reduce the maximum expense ratio for the Institutional Class from 0.55% to 0.45%. The effective management fee rate for the year ended was 0.33%.
(2)The Retail Class was liquidated on December 18, 2000.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P., whose general partner is indirectly owned by CDC IXIS Asset Management SA ("CDC IXIS"). CDC IXIS is part of the Caisse des Depots et Consignations group.

Retail and Admin Class shares are subject to distribution fees payable to Loomis Sayles Distributors L.P. (the "Distributor", a subsidiary of Loomis Sayles) at an annual rate of 0.25% of the respective Class' average net assets, pursuant to distribution plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940. Admin Class shares may pay an administrative fee at an annual rate of up to 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares. The J Class shares are subject to a shareholder service fee at an annual rate of 0.25% and a distribution fee payable to the Distributor at an annual rate of 0.50% of the respective Class' average net assets, pursuant to a shareholder service and distribution plan adopted under Rule 12b-1. Retail, Admin and J Class shares have exclusive voting rights with respect to their distribution plans.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

SEPTEMBER 30, 2001


The Institutional and Retail Class shares of the Funds may pay sub-transfer agency fees to brokers and other shareholder representatives with respect to such shares held in omnibus accounts by brokers or representatives for the benefit of their customers. These fees will not exceed the amounts that the Funds would expect to pay to the transfer agent if a transfer agent were to hold their customers' Fund shares directly. As of September 30, 2001, the Bond Fund Institutional Share class incurred $25,104 under this arrangement.

Loomis Sayles charges the Funds an administrative fee related to Loomis Sayles' performance of certain accounting and administrative services. For the year ended September 30, 2001, the following amounts were incurred by the Funds:

FUND                                                                   AMOUNT
----                                                                   ------
Bond Fund............................................................ $537,918
Global Bond Fund.....................................................   15,559
High Yield Fund......................................................    9,860
Intermediate Maturity Bond Fund......................................    4,286
Investment Grade Bond Fund...........................................   20,220
U.S. Government Securities Fund......................................    4,455

A. Trustees Fees and Expenses| The Trust does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Asset Management North America, L.P. or their affiliates. Each independent trustee is compensated by the Trust on behalf of each Fund at the rate of $1,250 per Fund per year plus travel expenses for each meeting attended.

B. Shareholders| At September 30, 2001, the Loomis Sayles Distributor L.P. held 21,422 shares of the U.S. Government Securities Fund. In addition, Loomis, Sayles & Company, L.P. Funded Pension Plan and Trust ("Pension Plan") and the Loomis, Sayles & Company, L.P. Employees' Profit Sharing Retirement Plan and Loomis Sayles Employees' Money Purchase Plan ("Defined Contribution Plans") held shares of beneficial interest in the Funds as follows:

                                                          DEFINED
                                                        CONTRIBUTION
           FUND                            PENSION PLAN    PLANS
           ----                            ------------ ------------
           Bond Fund......................  1,014,608     990,137
           Global Bond Fund...............    866,200     185,314
           High Yield Fund................    487,252     856,618
           Intermediate Maturity Bond Fund    480,688     205,392
           Investment Grade Bond Fund.....          0     280,595
           U.S. Government Securities Fund    196,400     322,636

4. Beneficial Interest| The High Yield Fund had one shareholder owning beneficially or of record 10% or more of the outstanding shares as of September 30, 2001.

SEPTEMBER 30, 2001


5. Credit Risk| The Bond Fund may invest up to 35%, the Global Bond Fund may invest up to 20%, the High Yield Fund will normally invest at least 65%, and the Intermediate Maturity Bond and the Investment Grade Bond Funds each may invest up to 10% of its assets in investments offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These investments are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield investments may be relatively less liquid than the market for higher-rated investments.

6. Line of Credit| The Trust has entered into an agreement which enables each Fund to borrow under a $25 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.450%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by the Trust and apportioned among the Funds based on each Fund's average daily unused portion of the line of credit. During the year ended September 30, 2001, the Funds had no borrowings under the agreement.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

SEPTEMBER 30, 2001


7. Capital Share Transactions| The tables below summarize the transactions in Fund shares for the periods indicated:

                                           LOOMIS SAYLES BOND FUND
                           ------------------------------------------------------
                                   YEAR ENDED                  YEAR ENDED
                               SEPTEMBER 30, 2001          SEPTEMBER 30, 2000
                           --------------------------  --------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT
Institutional Class Shares   ------        ------        ------        ------
Issued from the sale of
 shares...................  33,702,623  $ 371,936,378   53,630,911  $ 622,694,086
Issued in connection with
 the reinvestment of
 distributions............  13,370,667    144,413,708    9,506,821    109,612,134
Redeemed.................. (58,690,766)  (641,095,832) (50,051,911)  (579,363,005)
                           -----------  -------------  -----------  -------------
Net change................ (11,617,476) $(124,745,746)  13,085,821  $ 152,943,215
                           ===========  =============  ===========  =============
                             SHARES        AMOUNT        SHARES        AMOUNT
Retail Class Shares          ------        ------        ------        ------
Issued from the sale of
 shares...................   4,213,752  $  46,395,735    4,322,019  $  50,092,646
Issued in connection with
 the reinvestment of
 distributions............     719,021      7,755,926      403,433      4,651,344
Redeemed..................  (4,286,702)   (46,647,558)  (2,699,392)   (31,289,929)
                           -----------  -------------  -----------  -------------
Net change................     646,071  $   7,504,103    2,026,060  $  23,454,061
                           ===========  =============  ===========  =============
                             SHARES        AMOUNT        SHARES        AMOUNT
Admin Class Shares           ------        ------        ------        ------
Issued from the sale of
 shares...................     431,864  $   4,754,647      302,105  $   3,480,486
Issued in connection with
 the reinvestment of
 distributions............      34,299        369,334       15,123        174,399
Redeemed..................    (260,992)    (2,859,502)    (125,249)    (1,436,167)
                           -----------  -------------  -----------  -------------
Net change................     205,171  $   2,264,479      191,979  $   2,218,718
                           ===========  =============  ===========  =============

                                      LOOMIS SAYLES GLOBAL BOND FUND
                               --------------------------------------------
                                     YEAR ENDED             YEAR ENDED
                                 SEPTEMBER 30, 2001     SEPTEMBER 30, 2000
                               ---------------------  ---------------------
                                SHARES     AMOUNT      SHARES     AMOUNT
Institutional Class Shares      ------     ------      ------     ------
Issued from the sale of shares  276,053  $ 3,021,510   779,416  $ 8,859,434
Issued in connection with the
 reinvestment of distributions  204,181    2,102,273   246,308    2,903,411
Redeemed...................... (468,164)  (5,022,141) (348,281)  (3,985,913)
                               --------  -----------  --------  -----------
Net change....................   12,070  $   101,642   677,443  $ 7,776,932
                               ========  ===========  ========  ===========
                                SHARES     AMOUNT      SHARES     AMOUNT
Retail Class Shares             ------     ------      ------     ------
Issued from the sale of shares  223,057  $ 2,391,831   688,653  $ 7,873,425
Issued in connection with the
 reinvestment of distributions   65,577      675,094    54,411      640,845
Redeemed...................... (424,970)  (4,570,893) (233,549)  (2,659,436)
                               --------  -----------  --------  -----------
Net change.................... (136,336) $(1,503,968)  509,515  $ 5,854,834
                               ========  ===========  ========  ===========

SEPTEMBER 30, 2001


                                           LOOMIS SAYLES HIGH YIELD FUND
                                  -----------------------------------------------
                                         YEAR ENDED              YEAR ENDED
                                     SEPTEMBER 30, 2001      SEPTEMBER 30, 2000
                                  -----------------------  ----------------------
                                   SHARES       AMOUNT      SHARES      AMOUNT
Institutional Class Shares         ------       ------      ------      ------
Issued from the sale of shares...  2,449,172  $19,478,238  1,021,535  $ 8,958,914
Issued in connection with the
 reinvestment of distributions...    546,882    4,108,994    248,384    2,133,342
Redeemed......................... (1,060,106)  (8,099,164)  (868,408)  (7,620,148)
                                  ----------  -----------  ---------  -----------
Net change.......................  1,935,948  $15,488,068    401,511  $ 3,472,108
                                  ==========  ===========  =========  ===========

                                   LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND
                                  -----------------------------------------------
                                         YEAR ENDED              YEAR ENDED
                                     SEPTEMBER 30, 2001      SEPTEMBER 30, 2000
                                  -----------------------  ----------------------
                                   SHARES       AMOUNT      SHARES      AMOUNT
Institutional Class Shares         ------       ------      ------      ------
Issued from the sale of shares...    347,077  $ 3,393,087    348,747  $ 3,259,080
Issued from the closing of Retail
 Class Shares....................    245,069    2,296,292          0            0
Issued in connection with the
 reinvestment of distributions...    105,815    1,014,389     70,541      661,094
Redeemed.........................   (426,531)  (4,119,868)  (185,301)  (1,738,759)
                                  ----------  -----------  ---------  -----------
Net change.......................    271,430  $ 2,583,900    233,987  $ 2,181,415
                                  ==========  ===========  =========  ===========
                                   SHARES*      AMOUNT*     SHARES      AMOUNT
Retail Class Shares                -------      -------     ------      ------
Issued from the sale of shares...     25,887  $   247,535    265,857  $ 2,519,869
Issued in connection with the
 reinvestment of distributions...      7,054       65,756     11,044      103,428
Redeemed.........................     (3,784)     (35,521)  (247,157)  (2,344,470)
Redeemed from the closing of
 Retail Class Shares.............   (245,330)  (2,296,292)         0            0
                                  ----------  -----------  ---------  -----------
Net change.......................   (216,173)  (2,018,522)    29,744  $   278,827
                                  ==========  ===========  =========  ===========

*The Intermediate Maturity Bond Fund Retail Class was liquidated on December
 18, 2000.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

SEPTEMBER 30, 2001


                                      LOOMIS SAYLES INVESTMENT GRADE BOND FUND
                                  ------------------------------------------------
                                         YEAR ENDED               YEAR ENDED
                                     SEPTEMBER 30, 2001       SEPTEMBER 30, 2000
                                  ------------------------  ----------------------
                                   SHARES       AMOUNT       SHARES      AMOUNT
Institutional Class Shares         ------       ------       ------      ------
Issued from the sale of shares...    414,052  $  4,297,003    197,500  $ 1,925,607
Issued from the closing of Retail
 Class Shares....................    239,253     2,426,028          0            0
Issued in connection with the
 reinvestment of distributions...     34,180       345,047     14,821      145,869
Redeemed.........................   (133,362)   (1,351,017)  (163,038)  (1,620,957)
                                  ----------  ------------  ---------  -----------
Net change.......................    554,123  $  5,717,061     49,283  $   450,519
                                  ==========  ============  =========  ===========
                                   SHARES*      AMOUNT*      SHARES      AMOUNT
Retail Class Shares                -------      -------      ------      ------
Issued from the sale of shares...     14,085  $    138,096     88,906  $   878,137
Issued in connection with the
 reinvestment of distributions...      3,277        32,113     11,935      117,464
Redeemed.........................     (5,044)     (156,281)  (131,416)  (1,266,523)
Redeemed from the closing of
 Retail Class Shares.............   (239,253)   (2,426,028)         0            0
                                  ----------  ------------  ---------  -----------
Net change.......................   (226,935) $ (2,412,100)   (30,575) $  (270,922)
                                  ==========  ============  =========  ===========
                                   SHARES       AMOUNT       SHARES      AMOUNT
J Class Shares                     ------       ------       ------      ------
Issued from the sale of shares... 10,180,600  $102,569,403  1,982,500  $19,649,401
Issued in connection with the
 reinvestment of distributions...          0             0          0            0
Redeemed......................... (4,156,200)  (42,242,108)  (567,740)  (5,592,776)
                                  ----------  ------------  ---------  -----------
Net change.......................  6,024,400  $ 60,327,295  1,414,760  $14,056,625
                                  ==========  ============  =========  ===========

*The Investment Grade Bond Fund Retail Class was liquidated on December 18,
 2000.

                                 LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND
                                 --------------------------------------------
                                       YEAR ENDED             YEAR ENDED
                                   SEPTEMBER 30, 2001     SEPTEMBER 30, 2000
                                 ---------------------  ---------------------
                                  SHARES     AMOUNT      SHARES     AMOUNT
  Institutional Class Shares      ------     ------      ------     ------
  Issued from the sale of shares  887,651  $ 9,711,463   310,987  $ 3,199,277
  Issued in connection with the
   reinvestment of distributions   77,240      834,976    81,141      833,836
  Redeemed...................... (705,181)  (7,726,836) (865,272)  (8,865,863)
                                 --------  -----------  --------  -----------
  Net change....................  259,710  $ 2,819,603  (473,144) $(4,832,750)
                                 ========  ===========  ========  ===========

SEPTEMBER 30, 2001


8. Change in Accounting Principle | In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require funds to amortize premiums and discounts for fixed-income securities. Upon initial adoption, the Funds will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Funds' net asset values, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

Report of Independent Accountants

To the Board of Trustees and Shareholders of the Loomis Sayles Fixed Income
Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Fixed Income Funds (consisting of the Loomis Sayles Bond Fund, Global Bond Fund, High Yield Fund, Intermediate Maturity Bond Fund, Investment Grade Bond Fund, and U.S. Government Securities Fund) (collectively, the "Funds") at September 30, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 16, 2001

2001 U.S. Tax and Distribution Information to Shareholders (Unaudited)

Capital Gains Distributions| Pursuant to Internal Revenue Section 852(b), the Global Bond Fund paid distributions of $164,618, which have been designated as capital gains distributions for the fiscal year ended September 30, 2001.

Corporate Dividends Received Deduction| For the fiscal year ended September 30, 2001, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

                                                QUALIFYING
                                                PERCENTAGE
                                                ----------
                     Bond Fund.................   2.93%
                     Global Bond Fund..........   0.11%
                     High Yield Fund...........   4.09%
                     Investment Grade Bond Fund   2.35%




                                    [Graphic]
Loomis Sayles Fixed Income Funds

[LOGO] Loomis Sayles

LOOMIS SAYLES FUNDS
One Financial Center
Boston, MA 02111

Telephone: (800) 633-3330
www.loomissayles.com